                                                                EXHIBIT 10.3.10


                   COGENERATION PROJECT AT GILROY FOODS, INC.

                              GILROY FOODS, INC.,

                           PACIFIC THERMONETICS, INC.

                                      AND

                        PACIFIC GAS AND ELECTRIC COMPANY

                               STANDARD OFFER #4

                            POWER PURCHASE AGREEMENT

                                      FOR

                         LONG-TERM ENERGY AND CAPACITY


                                 DECEMBER 1983





                                                          S.O. #4
                                                          December 5, 1983

                               STANDARD OFFER #4:

                         LONG-TERM ENERGY AND CAPACITY

                            POWER PURCHASE AGREEMENT

                                    CONTENTS

Article                                                                                                Page
- -------                                                                                                ----
1        QUALIFYING STATUS                                                                                3

2        COMMITMENT OF PARTIES                                                                            4

3        PURCHASE OF POWER                                                                                5

4        ENERGY PRICE                                                                                     6

5        CAPACITY ELECTION AND CAPACITY PRICE                                                            10

6        LOSS ADJUSTMENT FACTORS                                                                         11

7        CURTAILMENT                                                                                     11

8        RETROACTIVE APPLICATION OF CPUC ORDERS                                                          12

9        NOTICES                                                                                         12

10       DESIGNATED SWITCHING CENTER                                                                     13

11       TERMS AND CONDITIONS                                                                            13

12       TERM OF AGREEMENT                                                                               14

Appendix A:      GENERAL TERMS AND CONDITIONS

Appendix B:      ENERGY PAYMENT OPTIONS

Appendix C:      CURTAILMENT OPTIONS

Appendix D:      AS-DELIVERED CAPACITY

Appendix E:      FIRM CAPACITY

Appendix F:      INTERCONNECTION

Appendix G:      FIRM CAPACITY AVAILABILITY TEST

Appendix H:      SAMPLE BILLING CALCULATIONS





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                                                          December 5, 1983

                         LONG-TERM ENERGY AND CAPACITY

                            POWER PURCHASE AGREEMENT

                                    BETWEEN

                              GILROY FOODS, INC.,

                           PACIFIC THERMONETICS, INC.

                                      AND

                        PACIFIC GAS AND ELECTRIC COMPANY


         GILROY ENERGY COMPANY, a California corporation ("Seller"), and PACIFIC GAS AND ELECTRIC COMPANY ("PGandE"), referred to collectively as "Parties" individually as "Party", agree as follows:


                          ARTICLE 1 QUALIFYING STATUS

         Seller warrants that, at the date of first power deliveries from Seller's Facility and during the term of agreement, its Facility shall meet the qualifying facility requirements established as of the effective date of this Agreement by the Federal Energy Regulatory Commission's rules (18 Code of Federal Regulations 292) implementing the Public Utility Regulatory Policies Act of 1978 (16 U.S.C.A. 796, et seq.).





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                                       3

                        ARTICLE 2 COMMITMENT OF PARTIES

         The prices to be paid Seller for energy and/or capacity delivered pursuant to this Agreement have wholly or partly been fixed at the time of execution. Actual avoided costs at the time of energy and/or capacity deliveries may be substantially above or below the prices fixed in this Agreement. Therefore, the Parties expressly commit to the prices fixed in this Agreement for the applicable period of performance and shall not seek to or have a right to renegotiate such prices for any reason. As part of its consideration for the benefit of fixing part or all of the energy and/or capacity prices under this Agreement, Seller waives any and all rights to judicial or other relief from its obligations and/or prices set forth in Appendices B, D, and E, or modification of any other term or provision for any reasons whatsoever.

         This Agreement contains certain provisions which set forth methods of calculating damages to be paid to PGandE in the event Seller fails to fulfill certain performance obligations. The inclusion of such provisions is not intended to create any express or implied right in Seller to terminate this Agreement prior to the expiration of the term of agreement. Termination of this Agreement by Seller prior to its expiration date shall constitute a breach of this Agreement and the damages expressly set forth in this





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                                       4

Agreement shall not constitute PGandE's sole remedy for such breach.


                          ARTICLE 3 PURCHASE OF POWER

         (a) Seller shall sell and deliver and PGandE shall purchase and accept delivery of capacity and energy at the voltage level of 115 kV.

         (b) Seller shall provide capacity and energy from its 130,000 kW Facility located at Gilroy Foods, Inc., Pacheco Pass Highway, Gilroy, California.

         (c) The scheduled operation date of the Facility is April 30, 1986. At the end of each calendar quarter Seller shall give written notice to PGandE of any change in the scheduled operation date.

         (d) To avoid exceeding the physical limitations of the interconnection facilities, Seller shall limit the Facility's actual rate of delivery into the PGandE system to 130,000 kW.

         (e)     The primary energy source for the Facility is natural gas.

         (f) If Seller does not begin construction of its Facility by July 1, 1985, PGandE may reallocate the existing capacity on PGandE's transmission and/or distribution system





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                                       5
which would have been used to accommodate Seller's power deliveries to other uses. In the event of such reallocation, Seller shall pay PGandE for the cost of any upgrades or additions to PGandE's system necessary to accommodate the output from the Facility. Such additional facilities shall be installed, owned and maintained in accordance with the applicable PGandE tariff.


                             ARTICLE 4 ENERGY PRICE

         PGandE shall pay Seller for its net energy output(1) under the energy payment option checked below(2):

________ Energy Payment Option 1 - Forecasted Energy Prices

         During the fixed price period, Seller shall be paid for energy delivered at prices equal to _____(3)



- ----------------
(1) Insert either "net energy output" or "surplus energy output" to show the energy sale option selected by Seller.

(2) Energy Payment Option 2 is not available to oil or gas-fired cogenerators.

(3) Insert either 0, 20, 40, 60, 80, or 100, at Seller's option. If Seller's Facility is an oil or gas-fired cogeneration facility, either 0 or 20 must be inserted.





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                                                          December 5, 1983
percent of the prices set forth in Table B-1, Appendix B, plus_____(1) percent of PGandE's full short-run avoided operating costs.

         For the remaining years of the term of agreement, Seller shall be paid for energy delivered at prices equal to PGandE's full short-run avoided operating costs.

         If Seller's Facility is not an oil or gas-fired cogeneration facility, Seller may convert from Energy Payment Option 1 to Energy Payment Option 2 and be subject to the conditions therein, provided that Seller shall not change the percentage of energy prices to be based on PGandE's full short-run avoided operating costs. Such conversion must be made at least 90 days prior to the date of initial energy deliveries and must be made by written notice in accordance with Section A-17, Appendix A.

________ Energy Payment Option 2 - Levelized Energy Prices

         During the fixed price period, Seller shall be paid for energy delivered at prices equal to ____ (2)



- ----------------
(1) Insert the difference between 100 and the percentage selected under footnote 3 on page 6.

(2)      Insert either 20, 40, 60, 80, or 100, at Seller's option.





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                                       7
percent of the levelized energy prices set forth in Table B-2, Appendix B for the year in which energy deliveries begin and term of agreement, plus _______(1) percent of PGandE's full short-run avoided operating costs. During the fixed price period, Seller shall be subject to the conditions and terms set forth in Appendix B, Energy Payment Option 2.

         For the remaining years of the term of agreement, Seller shall be paid for energy delivered at prices equal to PGandE's full short-run avoided operating costs.

        Seller may convert from Energy Payment Option 2 to Energy Payment Option 1, provided that Seller shall not change the percentage of energy prices to be based on PGandE's full short-run avoided operating costs. Such conversion must be made at least 90 days prior to the date of initial energy deliveries and must be made by written notice in accordance with Section A-17, Appendix A.



- ----------------
(1) Insert the difference between 100 and the percentage selected under footnote 2 on page 7.





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                                       8

X        Energy Payment Option 3 - Incremental Energy Rate
- ----
         Beginning with the date of initial energy deliveries and continuing until December 31, 1998(1), Seller shall be paid monthly for energy delivered at prices equal to PGandE's full short-run avoided operating costs, provided that adjustments shall be made annually to the extent set forth in Appendix B, Energy Payment Option 3.

         The incremental energy rate band widths will be specified by Seller, no later than 30 days prior to the actual operation date, in the form of Table I below. The incremental energy rate band widths shall be used in determining the annual adjustment, if any.


                                    Table I

Year                                            Incremental Energy Rate Band Widths
- ----                                            -----------------------------------
                                                (must be multiples of 100 or zero)
1984
                                                -----------------------------------

1985
                                                -----------------------------------

1986
                                                -----------------------------------

1987
                                                -----------------------------------

1988
                                                -----------------------------------

1989
                                                -----------------------------------

1990
                                                -----------------------------------

1991
                                                -----------------------------------

1992
                                                -----------------------------------

1993
                                                -----------------------------------

1994
                                                -----------------------------------

1995
                                                -----------------------------------



- ----------------
(1)      Specified by Seller. Must be December 31, 1998 or prior.





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                                       9

                                    Table I
                                  (Continued)

Year                                            Incremental Energy Rate Band Widths
- ----                                            -----------------------------------
                                                (must be multiples of 100 or zero)
1996
                                                -----------------------------------

1997
                                                -----------------------------------

1998
                                                -----------------------------------


         After December 31, 1998, Seller shall be paid for energy delivered at prices equal to PGandE's full short-run avoided operating costs.


                 ARTICLE 5 CAPACITY ELECTION AND CAPACITY PRICE

         Seller may elect to deliver either firm capacity or as-delivered capacity, and Seller's election is indicated below. PGandE's prices for firm capacity and as-delivered capacity are derived from PGandE's full avoided costs as approved by the CPUC.

  X      Firm capacity - 120,000 kW for 30 years from the firm capacity
- ----     availability date with payment determined in accordance with Appendix
         E. Seller elects to have its firm capacity price determined from the firm capacity price schedule in effect on the date of execution of this Agreement. PGandE shall pay Seller for capacity delivered in excess of firm capacity on an as-delivered capacity basis in accordance with As-Delivered Capacity Payment Option 2 set forth in Appendix D.





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                                       10

                                       OR

________ As-delivered capacity with payment determined in accordance with As-Delivered Capacity Payment Option_____ set forth in Appendix D.


                       ARTICLE 6 LOSS ADJUSTMENT FACTORS

         Capacity Loss Adjustment Factors shall be as shown in Appendix D and Appendix E, dependent upon Seller's capacity election set forth in Article 5 of this Agreement.

         Energy Loss Adjustment Factors shall be considered as unity for all energy - payments related to Energy Payment Options 1 and 2 set forth in Appendix B for the entire fixed price period of this Agreement, except for the percentage of payments that seller elected in Article 4 to have calculated based on PGandE's full short-run avoided operating costs. Energy Loss Adjustment Factors for all payments related to PGandE's full short-run avoided operating costs, are subject to CPUC rulings for the entire term of agreement.


                             ARTICLE 7 CURTAILMENT

         Seller has two options regarding possible curtailment by PGandE of Seller's deliveries, and Seller's selection is indicated below:

________ Curtailment option A - Hydro Spill and Negative Avoided Cost





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                                       11

  X      Curtailment Option B - Adjusted Price Period
- ----
         The two options are described in Appendix C.


                ARTICLE 8 RETROACTIVE APPLICATION OF CPUC ORDERS

         Pursuant to Ordering Paragraph 1(f) of CPUC Decision No. 83-09-054 (September 7, 1983), after the effective date of the CPUC's Application 82-03-26 decision relating to line loss factors, Seller has the option to retain the relevant terms of this Agreement or have the results of that decision incorporated into this Agreement. To retain the terms herein, Seller shall provide written notice to PGandE within 30 days after the effective date of the relevant CPUC decision on Application 82-03-26. Failure to provide such notice will result in the amendment of this Agreement to comply with that decision.

         As soon as practicable following the issuance of a decision in Application 82-03-26, PGandE shall notify Seller of the effective date thereof and its results.


                               ARTICLE 9 NOTICES


         All written notices shall be directed as follows:

         To PGandE:       Pacific Gas and Electric Company
                          Attention: Vice President
                            Electric Operations
                          77 Beale Street
                          San Francisco CA 94106





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                                       12

         To Seller:


                     ARTICLE 10 DESIGNATED SWITCHING CENTER


   The designated PGandE switching center shall be, unless changed by PGandE:


                          Metcalf Substation
                          150 Metcalf Road
                          Coyote, CA 95137
                          (408) 227-7182


                        ARTICLE 11 TERMS  AND CONDITIONS

         This Agreement includes the following appendices which are attached and incorporated by-reference:

         Appendix A -- GENERAL TERMS AND CONDITIONS

         Appendix B -- ENERGY PAYMENT OPTIONS

         Appendix C -- CURTAILMENT OPTIONS

         Appendix D -- AS-DELIVERED CAPACITY

         Appendix E -- FIRM CAPACITY

         Appendix F -- INTERCONNECTION

         Appendix G -- FIRM CAPACITY AVAILABILITY TEST

         Appendix H -- SAMPLE BILLING CALCULATIONS





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
                          ARTICLE 12 TERM OF AGREEMENT


         This Agreement shall be binding upon execution and remain in effect thereafter for 30 years from the Firm Capacity Availability Date; provided, however, that it shall terminate if energy deliveries do not start within five years of the execution date.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives and it is effective as of the last date set forth below.

PACIFIC THERMONETICS, INC.             PACIFIC GAS AND ELECTRIC COMPANY

BY: /s/ JAMES M. SAMIS                  BY:  /s/   NOLAN H. DAINES
  ---------------------------              --------------------------------
       JAMES M. SAMIS                              NOLAN H. DAINES
         President                                  Vice President
                                                Planning and Research

DATE SIGNED:  Dec. 19, 1983            DATE SIGNED: Dec. 19, 1983



GILROY FOODS, INC.


By: /s/ GEORGE CLAUSEN
  ---------------------------
        GEORGE CLAUSEN
          President

DATE SIGNED: Dec. 19, 1983





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                                       14

                                   APPENDIX A

                          GENERAL TERMS AND CONDITIONS

                                    CONTENTS

Section                                                                                            Page
A-1         DEFINITIONS                                                                             A-2

A-2         CONSTRUCTION                                                                            A-7

A-3         OPERATION                                                                               A-10

A-4         PAYMENT                                                                                 A-14

A-5         ADJUSTMENTS OF PAYMENTS                                                                 A-14

A-6         ACCESS TO RECORDS AND PGandE DATA                                                       A-15

A-7         INTERRUPTION OF DELIVERIES                                                              A-15

A-8         FORCE MAJEURE                                                                           A-16

A-9         INDEMNITY                                                                               A-18

A-10        LIABILITY; DEDICATION                                                                   A-18

A-11        SEVERAL OBLIGATIONS                                                                     A-19

A-12        NON-WAIVER                                                                              A-20

A-13        ASSIGNMENT                                                                              A-20

A-14        CAPTIONS                                                                                A-21

A-15        CHOICE OF LAWS                                                                          A-21

A-16        GOVERNMENTAL JURISDICTION AND                                                           A-21
            AUTHORIZATION

A-17        NOTICES                                                                                 A-22

A-18        INSURANCE                                                                               A-22





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                                      A-1

                                   APPENDIX A

                          GENERAL TERMS AND CONDITIONS


A-1    DEFINITIONS

         Whenever used in this Agreement, appendices, and attachments hereto, the following terms shall have the following meanings:

         Adjusted firm capacity price - The $/kW-year purchase price for firm capacity from Table E-2, Appendix E for the period of Seller's actual performance.

         As-delivered capacity Capacity delivered to PGandE in excess of firm capacity or in lieu of a firm capacity commitment.

         CPUC - The Public Utilities Commission of the State of California.

         Current firm capacity price - The $/kW-year capacity price from PGandE's firm capacity price schedule effective at the time PGandE derates the firm capacity pursuant to Section E-4(b), Appendix E or Seller terminates performance under this Agreement, for a term equal to the period from





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                                      A-2
the date of deration or termination to the end of the term of agreement.

         Designated PGandE switching center - That switching center or other PGandE installation identified in Article 10.

         Facility - That generation apparatus described in Article 3 and all associated equipment owned, maintained, and operated by Seller.

         Firm capacity - That capacity, if any, identified as firm in Article 5 except as otherwise changed as provided herein.

         Firm capacity availability date - The day following the day during which all features and equipment of the Facility are demonstrated to PGandE's satisfaction to be capable of operating simultaneously to deliver firm capacity into PGandE's system as provided in this Agreement. The test required to demonstrate such capability is described in Appendix G.

         Firm capacity price - The price for firm capacity applicable for the firm capacity availability date and the number of years of firm capacity delivery from either the firm capacity price schedule, Table E-2, Appendix E, or the





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                                                          December 5, 1983
successor to Table E-2 in effect on the firm capacity availability date. Seller has indicated its choice of firm capacity price schedule in Article 5.

         Firm capacity price schedule - The periodically published schedule, of the $/kW-year prices that PGandE offers to pay for firm capacity. See Table E-2, Appendix E.

         Fixed price period - The period during which forecasted or levelized energy prices, and/or forecasted as-delivered capacity prices, are in effect; defined as the first five years of the term of agreement if the term of agreement is 15 or 16 years; the first six years of the term of agreement if the term of agreement is 17, 18, or 19 years; or the first ten years of the term of agreement if the term of agreement is anywhere from 20 through 30 years.

         Forced outage - Any outage resulting from a design defect, inadequate construction, operator error or a breakdown of the mechanical or electrical equipment that fully or partially curtails the electrical output of the Facility.

         Full short-run avoided operating costs - CPUC-approved costs which are the basis of PGandE's published energy prices. PGandE's current energy price calculation is shown in Table B-5, Appendix B. PGandE's





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                                                          December 5, 1983
published off-peak hours' prices shall be adjusted, as appropriate, if Seller has selected Curtailment Option B.

         Interconnection facilities - All means required and apparatus installed to interconnect and make deliveries of power, under the Agreement, from the Facility to the PGandE system including, but not limited to, connection, transformation, switching, metering, communications, and safety equipment, such as equipment required to protect (1) the PGandE system and its customers from faults occurring at the Facility, and (2) the Facility from faults occurring on the PGandE system or an the systems of others to which the PGandE system is directly or indirectly connected. Interconnection facilities also include any necessary additions and reinforcements by PGandE to the PGandE system required as a result of the interconnection of the Facility to the PGandE system.

         Net energy output - The Facility's gross output in kilowatt-hours less station use and transformation and transmission losses to the point of delivery into the PGandE system. Where PGandE agrees that it is impractical to connect the station use on the generator side of the power purchase meter, PGandE may, at its option, apply a station load adjustment.

         Prudent electrical practices - Those practices, methods, and equipment, as changed from time to time, that





                                                          S.O. #4
                                                          December 5, 1983
are commonly used in prudent electrical engineering and operations to design and operate electric equipment lawfully and with safety, dependability, efficiency, and economy.

         Scheduled operation date - The day specified in Article 3(c) when the Facility is, by Seller's estimate, expected to produce energy that will be available for delivery to PGandE.

         Special facilities - Those additions and reinforcements to the PGandE system which are needed to accommodate the maximum delivery of energy and capacity from the Facility as provided in this Agreement and those parts of the interconnection facilities which are owned and maintained by PGandE at Seller's request, including metering and data processing equipment. All special facilities shall be owned, operated, and maintained pursuant to PGandE's electric Rule No. 21, which is attached hereto.

         Station use - Energy used to operate the Facility's auxiliary equipment. The auxiliary equipment includes, but is not limited to, forced and induced draft fans, cooling towers, boiler feed pumps, lubricating oil systems, plant lighting, fuel handling systems, control systems, and sump pumps.

         Surplus energy output - The Facility's gross output, in kilowatt-hours, less station use, and any other use by





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                                                          December 5, 1983

Seller, and transformation and transmission losses to the point of delivery into the PGandE system.

         Term of agreement - The number of years this Agreement will remain in effect as provided in Article 12.

         Voltage level - The voltage at which the Facility interconnects with the PGandE system, measured at the point of delivery.

A-2    CONSTRUCTION


A-2.1  Land Rights

         Seller hereby grants to PGandE all necessary rights of way and easements, including adequate and continuing access rights on property of Seller, to install, operate, maintain, replace, and remove the special facilities. Seller agrees to execute such other grants, deeds, or documents as PGandE may require to enable it to record such rights of way and easements. If any part of PGandE's equipment is to be installed on property owned by other than Seller, Seller shall, at its own cost and expense, obtain from the owners thereof all necessary rights of way and easements, in a form satisfactory to PGandE, for the construction, operation, maintenance, and replacement of PGandE's equipment upon such property. If Seller is unable





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                                         A-7
to obtain such rights of way and easements, Seller shall reimburse PGandE for all costs incurred by PGandE in obtaining them. PGandE shall at all times have the right of ingress to and egress from the Facility at all reasonable hours for any purposes reasonably connected with this Agreement or the exercise of any and all rights secured to PGandE by law or its tariff schedules.

A-2.2 Design, Construction, Ownership, and Maintenance

         (a) Seller shall design, construct, install, own, operate, and maintain all interconnection facilities, except special facilities, to the point of interconnection with the PGandE system as required for PGandE to receive capacity and energy from the Facility. The Facility and interconnection facilities shall meet all requirements of applicable codes and all standards of prudent electrical practices and shall be maintained in a safe and prudent manner. A description of the interconnection facilities for which Seller is solely responsible is set forth in Appendix F, or if the interconnection requirements have not yet been determined at the time of the execution of this Agreement, the description of such facilities will be appended to this Agreement at the time such determination is made.

         (b) Seller shall submit to PGandE all specifications for the interconnection facilities (except special facilities) and, at PGandE's option, the Facility, for





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                                                          December 5, 1983
review and written acceptance prior to their release for construction purposes. PGandE's review and acceptance of these specifications shall not be construed as confirming or endorsing the design or as warranting their safety, durability, or reliability. PGandE shall not, by reason of such review or lack of review, be responsible for strength, details of design, adequacy, or capacity of equipment built pursuant to such specifications, nor shall PGandE's acceptance, be deemed to be an endorsement of any of such equipment. Seller shall change the interconnection facilities as may be reasonably required by PGandE to meet changing requirements of the PGandE system.

         (c) In the event it is necessary for PGandE to install interconnection facilities for the purposes of this Agreement, they shall be installed as special facilities.

         (d) Upon the request of Seller, PGandE shall provide a binding estimate for the installation of interconnection facilities by PGandE.

A-2.3 Meter Installation

         (a) PGandE shall specify, provide, install, own, operate, and maintain as special facilities all metering and data processing equipment for the registration and recording of energy and other related parameters which are required





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                                         A-9
for the reporting of data to PGandE and for computing the payment due Seller from PGandE.

         (b) Seller shall provide, construct, install, own, and maintain at Seller's expense all that is required to accommodate the metering and data processing equipment, such as, but not limited to, metal-clad switchgear, switchboards, cubicles, metering panels, enclosures, conduits, rack structures, and equipment mounting pads.

A-3     OPERATION


A-3.1 Inspection and Approval

         Seller shall not operate the Facility in parallel with PGandE's system until an authorized PGandE representative has inspected the interconnection facilities, and PGandE has given written approval to begin parallel operation. Seller shall notify PGandE of the Facility's start-up date at least 45 days prior to such date. PGandE shall inspect the interconnection facilities within 30 days of the receipt of such notice. If parallel operation is not authorized by PGandE, PGandE shall notify Seller in writing within five days after inspection of the reason authorization for parallel operation was withheld





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                                                          December 5, 1983

A-3.2 Facility Operation and Maintenance

         Seller shall operate and maintain its Facility according to prudent electrical practices, applicable laws, orders, rules, and tariffs and shall provide such reactive power support as may be reasonably required by PGandE to maintain system voltage level and power factor. Seller shall operate the Facility at the power factors or voltage levels prescribed by PGandE's system dispatcher or designated representative. If Seller fails to provide reactive power support, PGandE may do so at Seller's expense.

A-3.3 Point of Delivery

         Seller shall deliver the energy at the point where Seller's electrical conductors (or those of Seller's agent) contact PGandE's system as it shall exist whenever the deliveries are being made or at such other point or points as the Parties may agree in writing. The initial point of delivery of Seller's power to the PGandE system is set forth in Appendix F.

A-3.4 operating communications

         (a) Seller shall maintain operating communications with the designated PGandE switching center. The operating communications shall include, but not be limited to, system paralleling or separation, scheduled and unscheduled





                                                          S.O. #4
                                                          December 5, 1983
shutdowns, equipment clearances, levels of operating voltage or power factors and daily capacity and generation reports.

         (b) Seller shall keep a daily operations log for each generating unit which shall include information on unit availability, maintenance outages, circuit breaker trip operations requiring a manual reset, and any significant events related to the operation of the Facility.

         (c) If Seller makes deliveries greater than one megawatt, Seller shall measure and register on a graphic recording device power in kW and voltage in kV at a location within the Facility agreed to by both Parties.

         (d) If Seller makes deliveries greater than one and up to and including ten megawatts, Seller shall report to the designated PGandE switching center, twice a day at agreed upon times for the current day's operation, the hourly readings in kW of capacity delivered and the energy in kWh delivered since the last report.

         (e) If Seller makes deliveries of greater than ten megawatts, Seller shall telemeter the delivered capacity and energy information, including real power in kW, reactive power in kVAR, and energy in kWh to a switching center selected by PGandE. PGandE may also require Seller to telemeter transmission kW, kVAR, and kV data depending on the number of generators and transmission configuration.





                                                          S.O. #4
                                                          December 5, 1983

Seller shall provide and maintain the data circuits required for telemetering. When telemetering is inoperative, Seller shall report daily the capacity delivered each hour and the energy delivered each day to the designated PGandE switching center.

A-3.5 Meter Testing and Inspection

         (a) All meters used to provide data for the computation of the payments due Seller from PGandE shall be sealed, and the seals shall be broken only by PGandE when the meters are to be inspected, tested, or adjusted.

         (b) PGandE shall inspect and test all meters upon their installation and annually thereafter. At Seller's request and expense, PGandE shall inspect or test a meter more frequently. PGandE shall give reasonable notice to Seller of the time when any inspection or test shall take place, and Seller may have representatives present at the test or inspection. If a meter is found to be inaccurate or defective, PGandE shall adjust, repair, or replace it at its expense in order to provide accurate metering.

A-3.6 Adjustments to Meter Measurements

         If a meter fails to register, or if the measurement made by a meter during a test varies by more than two percent from the measurement made by the standard meter used





                                                          S.O. #4
                                                          December 5, 1983
in the test, an adjustment shall be made correcting all measurements made by the inaccurate meter for -- (1) the actual period during which inaccurate measurements were made, if the period can be determined, or if not, (2) the period immediately preceding the test of the meter equal to one-half the time from the date of the last previous test of the meter, provided that the period covered by the correction shall not exceed six months.

A-4.    PAYMENT

         PGandE shall mail to Seller not later than 30 days after the end of each monthly billing period (1) a statement showing the energy and capacity delivered to PGandE during on-peak, partial-peak, and off-peak periods during the monthly billing period, (2) PGandE's computation of the amount due Seller, and (3) PGandE's check in payment of said amount. Except as provided in Section A-5, if within 30 days of receipt of the statement Seller does not make a report in writing to PGandE of an error, Seller shall be deemed to have waived any error in PGandE's statement, computation, and payment, and they shall be considered correct and complete.

A-5.    ADJUSTMENTS OF PAYMENTS

         (a) In the event adjustments to payments are required as a result of inaccurate meters, PGandE shall use





                                                          S.O. #4
                                                          December 5, 1983
the corrected measurements described in Section A-3.6 to recompute the amount due from PGandE to Seller for the capacity and energy delivered under this Agreement during the period of inaccuracy.

         (b) The additional payment to Seller or refund to PGandE shall be made within 30 days of notification of the owing Party of the amount due.

A-6   ACCESS TO RECORDS AND PGandE DATA

         Each Party, after giving reasonable written notice to the other Party, shall have the right of access to all metering and related records including operations logs of the Facility. Data filed by PGandE with the CPUC pursuant to CPUC orders governing the purchase of power from qualifying facilities shall be provided to Seller upon request; provided that Seller shall reimburse PGandE for the costs it incurs to respond to such request.

A-7    INTERRUPTION OF DELIVERIES

         PGandE shall not be obligated to accept or pay for and may require Seller to interrupt or reduce deliveries of energy when necessary in order to construct, install, maintain, repair, replace, remove, investigate, or inspect any of its equipment or any part of its system, or (2) if it determines that interruption or reduction is necessary





                                                          S.O. #4
                                                          December 5, 1983
because of PGandE system emergencies, forced outages, force majeure, or compliance with prudent electrical practices; provided that PGandE shall not interrupt deliveries pursuant to this section in order to take advantage, or make purchases, of less expensive energy elsewhere. Whenever possible, PGandE shall give Seller reasonable notice of the possibility that interruption or reduction of deliveries may be required.

         A-8    FORCE MAJEURE

         (a) The term force majeure as used herein means unforeseeable causes, other than forced outages, beyond the reasonable control of and without the fault or negligence of the Party claiming force majeure including, but not limited to, acts of God, labor disputes, sudden actions of the elements, actions by federal, state, and municipal agencies, and actions of legislative, judicial, or regulatory agencies which conflict with the terms of this Agreement.

         (b) If either Party because of force majeure is rendered wholly or partly unable to perform its obligations under this Agreement, that Party shall be excused from whatever performance is affected by the force majeure to the extent so affected provided that:

                 (1) the non-performing Party, within two weeks after the occurrence of the force majeure, gives the




                                                          S.O. #4
                                                          December 5, 1983
         other Party written notice describing the particulars of the occurrence,

                 (2) the suspension of performance is of no greater scope and of no longer duration than is required by the force majeure,

                 (3) the non-performing Party uses its best efforts to remedy its inability to perform (this subsection shall not require the settlement of any strike, walkout, lockout or other labor dispute on terms which, in the sole judgment of the Party involved in the dispute, are contrary to its interest. It is understood and agreed that the settlement of strikes, walkouts, lockouts or other labor disputes shall be at the sole discretion of the Party having the difficulty),

                 (4) when the non-performing Party is able to resume performance of its obligations under this Agreement, that Party shall give the other Party written notice to that effect, and

                 (5) capacity payments during such periods of force majeure on Seller's part shall be governed by Section E-2(c), Appendix E.

         (c) In the event a Party is unable to perform due to legislative, judicial, or regulatory agency action, this Agreement shall be [renegotiated to





                                                          S.O. #4
                                                          December 5, 1983
                 comply] with the legal change which caused the non-performance.


A-9    INDEMNITY

         Each Party as indemnitor shall save harmless and indemnify the other Party and the directors, officers, and employees of such other Party against and from any and all loss and liability for injuries to persons including employees of either Party, and property damages including property of either Party resulting from or arising out of (1) the engineering, design, construction, maintenance, or operation of, or (2) the making of replacements, additions, or betterments to, the indemnitor's facilities. This indemnity and save harmless provision shall apply notwithstanding the active or passive negligence of the indemnitee. Neither Party shall be indemnified hereunder for its liability or loss resulting from its sole negligence or willful misconduct. The indemnitor shall, on the other Party's request, defend any suit asserting a claim covered by this indemnity and shall pay all costs, including reasonable attorney fees, that may be incurred by the other Party in enforcing this indemnity.

A-10   LIABILITY; DEDICATION

         (a) Nothing in this Agreement shall create any duty to, any standard of care with reference to, or any liability





                                                          S.O. #4
                                                          December 5, 1983
to any person not a Party to it. Neither Party shall be liable to the other Party for consequential damages.

         (b) Each Party shall be responsible for protecting its facilities from possible damage by reason of electrical disturbances or faults caused by the operation, faulty operation, or nonoperation of the other Party's facilities, and such other Party shall not be liable for any such damages so caused.

         (c) No undertaking by one Party to the other under any provision of this Agreement shall constitute the dedication of that Party's system or any portion thereof to the other Party or to the public or affect the status of PGandE as an independent public utility corporation or Seller as an independent individual or entity and not a public utility.

A-11   SEVERAL OBLIGATIONS

         Except where specifically stated in this Agreement to be otherwise, the duties, obligations, and liabilities of the Parties are intended to be several and not joint or collective. Nothing contained in this Agreement shall ever be construed to create an association, trust, partnership, or joint venture or impose a trust or partnership duty, obligation, or liability on or with regard to either Party.





                                                          S.O. #4
                                                          December 5, 1983

Each Party shall be liable individually and severally for its own obligations under this Agreement.

A-12 NON-WAIVER

         Failure to enforce any right or obligation by either Party with respect to any matter arising in connection with this Agreement shall not constitute a waiver as to that matter or any other matter.

A-13     ASSIGNMENT

         (a) PGandE acknowledges that Seller is executing this Agreement expecting to assign its interest and obligations hereunder to a different partnership to be formed between corporate affiliates of Pacific Thermonetics, Inc. and Gilroy Foods, Inc., to construct, own and operate the Facility and that this Agreement, including all rights and duties of Seller thereunder, is to be assigned to that partnership. It is further acknowledged that to finance the Facility an assignment of the rights of Seller under this Agreement may be necessary as security for the long term debt obligations of the partnership. PGandE hereby consents to both such assignments, subject to its receiving a prior notice of any such proposed assignment.

         (b) Except as set forth in paragraph (a) above, neither Party shall voluntarily assign its rights nor





                                                          S.O. #4
                                                          December 5, 1983
delegate its duties under this Agreement, or any part of such rights or duties, without the written consent of the other Party, except in connection with the sale or merger of a substantial portion of its properties. Any such assignment or delegation made without such written consent shall be null and void.
Consent for assignment shall not be withheld unreasonably. Such assignment shall include, unless otherwise specified therein, all of Seller's rights to any refunds which might become due under this Agreement.

A-14   CAPTIONS

         All indexes, titles, subject headings, section titles, and similar items are provided for the purpose of reference and convenience and are not intended to affect the meaning of the contents or scope of this Agreement.

A-15     CHOICE OF LAWS

         This Agreement shall be interpreted in accordance with the laws of the State of California, excluding any choice of law rules which may direct the application of the laws of another jurisdiction.

A-16    GOVERNMENTAL JURISDICTION AND AUTHORIZATION


         Seller shall obtain any governmental authorization and permits required for the construction and operation of





                                                          S.O. #4
                                                          December 5, 1983
the Facility. Seller shall reimburse PGandE for any and all losses, damages claims, penalties, or liability it incurs as a result of Seller's failure to obtain or maintain such authorizations and permits.

A-17  NOTICES

         Any notice, demand, or request required or permitted to be given by either Party to the other, and any instrument required or permitted to be tendered or delivered by either Party to the other, shall be in writing (except as provided in Section E-3) and so given, tendered, or delivered, as the case may be, by depositing the same in any United States Post Office with postage prepaid for transmission by certified mail, return receipt requested, addressed to the Party, or personally delivered to the Party, at the address in Article
9 of this Agreement. Changes in such designation may be made by notice similarly given.

A-18     INSURANCE


A-18.1   Comprehensive General Liability Coverage

         (a) Seller shall maintain during the performance hereof, Comprehensive General Liability Insurance(1) of not less than $1,000,000 if the Facility is over 100 kW,


- ---------------------------
(1) Governmental agencies which have an established record of self-insurance may provide the required coverage through self-insurance.





                                                          S.O. #4
                                                          December 5, 1983

$500,000 if the Facility is over 20 kW to 100 kW, and $100,000 if the Facility is 20 kW or below of combined single limit or equivalent for bodily injury, personal injury, and property damage as the result of any one occurrence.

         (b) Comprehensive General Liability Insurance shall include coverage for Premises-Operations, Owners and Contractors Protective, Products/Completed Operations Hazard, Explosion, Collapse, Underground, Contractual Liability, and Broad Form Property Damage including Completed operations.

         (c) Such insurance, by endorsement to the policy(ies), shall include PGandE as an additional insured if the Facility it over 100 kW insofar as work performed by Seller for PGandE is concerned, shall contain a severability of interest clause, shall provide that PGandE shall not by reason of its inclusion as an additional insured incur liability to the insurance carrier for payment of premium for such insurance, and shall provide for 30-days' written notice to PGandE prior to cancellation, termination, alteration, or material change of such insurance.

A-18.2   Additional Insurance Provisions

         (a) Evidence of coverage described above in Section A-18.1 shall state that coverage provided is primary and is





                                                          S.O. #4
                                                          December 5, 1983
not excess to or contributing with any insurance or self-insurance maintained by PGandE.

         (b) PGandE shall have the right to inspect or obtain a copy of the original policy(ies) of insurance.

         (c) Seller shall furnish the required certificates(1) and endorsements to PGandE prior to commencing operation.

         (d) All insurance certificates(1), endorsements, cancellations, terminations, alterations, and material changes of such insurance shall be issued and submitted to the following:

         PACIFIC GAS AND ELECTRIC COMPANY
         Attention: Manager - Insurance Department
         77 Beale Street, Room E280
         San Francisco, CA 94106


- ----------------------
(1) A governmental agency qualifying to maintain self-insurance should provide a statement of self-insurance.





                                                          S.O. #4
                                                          December 5, 1983

                                   APPENDIX B

                             ENERGY PAYMENT OPTIONS


         Energy Payment Option 1 - Forecasted Energy Prices

         Pursuant to Article 4, the energy payment calculation for Seller's energy deliveries during each year of the fixed price period shall include the appropriate prices for such year in Table B-1, multiplied by the percentage Seller has specified in Article 4. If Seller has selected Curtailment Option B in Article 7, the forecasted off-peak hours' energy prices listed in Table B-1 shall be adjusted upward by 7.7% for Period A and 9.6% for Period B.





                                                          S.O. #4
                                                          December 5, 1983

                                   TABLE B-1


                        Forecasted Energy Price Schedule

                            Forecasted Energy Prices*, cent(s)/KWh
             ---------------------------------------------------------------------
  Year of                Period A                           Period B                 Weighted
  Energy     ---------------------------------   ---------------------------------    Annual
Deliveries   On-Peak   Partial-Peak   Off-Peak   On-Peak   Partial-Peak   Off-Peak   Average
- ----------   -------   ------------   --------   -------   ------------   --------   --------
  1983         5.36        5.12         4.94       5.44       5.31          5.19       5.18
  1984         5.66        5.40         5.22       5.74       5.61          5.48       5.47
  1985         5.75        5.48         5.30       5.83       5.69          5.56       5.55
  1986         5.99        5.72         5.52       6.08       5.94          5.80       5.79
  2987         6.38        6.08         5.88       6.47       6.32          6.17       6.16
  1988         6.94        6.62         6.39       7.03       6.87          6.71       6.70
  1989         7.60        7.25         7.00       7.70       7.53          7.35       7.34
  1990         8.12        7.74         7.48       8.23       8.04          7.85       7.84
  1991         8.64        8.24         7.96       8.75       8.56          8.35       8.34
  1992         9.33        8.90         8.60       9.46       9.24          9.02       9.01
  1993        10.10        9.63         9.30      10.23      10.00          9.76       9.75
  1994        10.91       10.41        10.06      11.06      10.81         10.55      10.54
  1995        11.79       11.25        10.87      11.96      11.68         11.40      11.39
  1996        12.67       12.09        11.68      12.85      12.56         12.25      12.24
  1997        13.61       12.98        12.54      13.79      13.48         13.15      13.14

- -----------------------
* These prices are differentiated by the time periods as defined in Table B-4.





                                                          S.O. #4
                                                          December 5, 1983

         Energy Payment Option 2 - Levelized Energy Prices

         Pursuant to Article 4, the energy payment calculation for Seller's energy deliveries during the fixed price period shall include the appropriate prices set forth in Table B-2 for the year in which energy deliveries begin and term of agreement, multiplied by the percentage Seller has specified in Article
4. If Seller has selected Curtailment Option B in Article 7, the levelized off-peak hours' energy prices listed in Table B-2 shall be adjusted upward by 7.7% for Period A and 9.6% for Period B. The discount specified in (c)(vi) below, if applicable, will be applied to the energy payments during the fixed price period.

         During the fixed price period, Seller shall be subject to the following conditions and terms:

(a)      Minimum Damages

         The Parties agree that the levelized energy prices which PGandE pays Seller for the energy which Seller delivers to PGandE is based on the agreed value to PGandE of Seller's energy deliveries during the entire fixed price period. In the event PGandE does not receive such full performance by reason of a termination, Seller shall pay PGandE an amount based on the difference between the net present values, at the





                                                           S.O. #4
                                                           December 5, 1983
         time of termination, of the payments Seller would receive at the forecasted energy prices in Table B-1 and the payments Seller would receive at the levelized energy prices, for the remaining years of the fixed price period. This amount shall be calculated by assuming that Seller continued to generate for the remaining years of the fixed price period at a level equal to the average annual energy generation during the period of performance, and by applying the weighted annual average levelized price applicable to Seller's Facility and the weighted annual average forecasted energy prices in Table B-1 for the remaining years of the fixed price period. The following formula shall be used to make this calculation:


                          Y       (F(n)) (A) (W)      Y        (L) (A) (W)
                          Sigma                     -   Sigma
                                  --------------               -----------
                 P=       n=1       (1.15)(n)         n=1       (1.15)(n)


         where:


                 P =      amount due PGandE.

                 Y =      number of years remaining in the fixed price period.

                 F(n) = weighted annual average forecasted energy price in the n(th) year after the breach, failure to perform, or expiration of security, as shown in Table B-1 for the corresponding calendar year.





                                                           S.O. #4
                                                           December 5, 1983

                 L = weighted annual average levelized energy price applicable to Seller's Facility.

                 A = average annual energy generation by Seller during the period of performance.

                 n = summation index; refers to the n(th) year following termination.

                 W = percent of Seller's energy payments based on the levelized energy prices, as specified in Article 4.

(b)      Performance Requirements

         Seller shall operate and maintain the Facility in accordance with prudent electrical practices in order to maximize the likelihood that the Facility's output as delivered to PGandE during the part of the fixed price period when the levelized price is below the forecasted price ("last part") shall equal or exceed 70% of the Facility's output during the part of the fixed price period when the levelized price is above the forecasted price ("first part"). In the event that the Facility's output during any year or series of years in the last part of the fixed price period is less than 70% of the average annual production during the first part of the fixed price period, PGandE may, at its discretion (taking into consideration events occurring during such year or series of years such as curtailment by PGandE, Seller's choice not to operate





                                                           S.O. #4
                                                           December 5, 1983
         during adjusted price periods, or scheduled maintenance including major overhauls, and the probability that Seller's future performance will be adequate), either request payment from Seller or immediately draw on the security posted, up to the amount equal to

                       P x A-B
                           ---
                            A

         where:

                 P and A are as defined in Section (a) above.

                 B = Seller's average annual energy generation during the year or series of years in which the 70% performance requirement was not met.

         PGandE shall not request payment from Seller or draw on the security posted if the Facility's output during the last part of the fixed price period falls below 70% of the average annual energy generation during the first part of the fixed price period solely because of force majeure as defined in Section A-8, Appendix A or a lack of or limited availability of the primary energy resource of the Facility, if such energy resource is wind, water, or sunlight.

(c)      Security

         (1) As security for amounts which Seller may be obligated to pay PGandE pursuant to Sections (a) and (b) above, Seller shall provide and maintain one or more of the following in an amount as





                                                           S.O. #4
                                                           December 5, 1983
                 described in Section (c)(2) below.

                 (i) An irrevocable bank letter of credit delivered to and in favor of PGandE with terms acceptable to PGandE.

                 (ii) A payment bond providing for payment to PGandE in the event of any failure to meet the performance requirements set forth in Section (b) above or breach of this Agreement by Seller. Such bond shall be issued by a surety company acceptable to PGandE and shall have terms acceptable to PGandE.

                 (iii) Fully paid up, noncancellable Project Failure Insurance made payable to PGandE with terms of such policy(ies) acceptable to PGandE.

                 (iv) A performance bond providing for payment to PGandE in the event of any failure to meet the performance requirements set forth in Section (b) above or breach of this Agreement by Seller. Such bond shall be issued by a surety company acceptable to PGandE and shall have terms acceptable to PGandE.

                 (v) A corporate guarantee of payment to PGandE which PGandE deems, in its sole discretion,





                                                           S.O. #4
                                                           December 5, 1983
                          to provide at least the same quality of security as subsections (i) through (iv) above.

                 (vi) Other forms of security which PGandE does not deem to be equivalent security to those listed in subsections
                          (i) through (v) above, and which PGandE, in its sole discretion, deems adequate. Such other forms of security may include, for example, a corporate guarantee or a lien, mortgage or deed of trust on the Facility or land upon which it is located. A 1.5% discount will be applied against the levelized energy price portion of PGandE's payments to Seller during the fixed price period if this type of security is provided.

         (2)     (i)      Commencing 90 days prior to the scheduled operation
                          date and continuing until December 1 of the following calendar year, security as described in Section
                          (c)(1) above shall be in place in an amount calculated in accordance with the formula set forth in Section (a) above, assuming Seller delivered energy through the end of the following calendar year and then terminated this Agreement. For purposes of determining the





                                                           S.O. #4
                                                           December 5, 1983
                          required amount of security, it shall be assumed that Seller's deliveries through the end of the following calendar year would equal R x C x H, where:

                                  R =      nameplate rating, in kW, of the
                                           Facility.

                                  C =      estimated capacity factor of the
                                           Facility, which shall be established
                                           by mutual agreement of the Parties
                                           at the time of execution of this
                                           Agreement.

                                  H =      number of hours from the scheduled
                                           operation date through the end of
                                           the following calendar year.

                 (ii) In the second calendar year of operation and each year thereafter until the end of the fixed price period, from December 1 through December 1 of the following year, security shall be in place in an amount calculated by the formula set forth in Section
                          (a) above assuming Seller continued to deliver energy in each month through the end of the following calendar year, at a level equal to the average monthly energy deliveries to date, and then terminated this Agreement.





                                                           S.O. #4
                                                           December 5, 1983

         (3) Security must be maintained throughout the fixed price period as specified above. Any security with a fixed expiration date must be renewed by Seller prior to that date. If such security is not renewed at least 30 days prior to its expiration, PGandE may, at its discretion, either request payment from Seller or immediately draw on the security posted, up to the amount calculated in accordance with the formula set forth in Section (a) above.

         (4) If, at any time during the fixed price period, PGandE believes Seller is in material breach of this Agreement, PGandE shall so notify Seller in writing and Seller must remedy such breach within a reasonable period of time. If Seller does not so remedy, PGandE may, at its discretion, either request payment from Seller or immediately draw upon the security posted, up to the amount calculated in accordance with the formula set forth in Section (a) above, provided that if during Seller's period to remedy, Seller disputes PGandE's conclusion that Seller is in material breach, and PGandE elects to draw upon the security, the amount drawn upon by PGandE shall be deposited in an interest earning escrow account and held in such account until the dispute is resolved in accordance with Section (c)(5) below.





                                                           S.O. #4
                                                           December 5, 1983

         (5) Upon the written request of either Party, any controversy or dispute between the Parties concerning Section (c)(4) above shall be subject to arbitration in accordance with the provisions of the California Arbitration Act, Sections 1280-1294.2 of the California Code of Civil Procedure except as provided otherwise in this section. Either Party may demand arbitration by first giving written notice of the existence of a dispute and then within 30 days of such notice giving a second written notice of the demand for arbitration.

                 Within ten days after receipt of the demand for arbitration, each Party shall appoint one person, who shall not be an employee of either Party, to bear and determine the dispute. After both arbitrators have been appointed, they shall within five (5) days select a third arbitrator.

                 The arbitration hearing shall take place in San Francisco, California, within 30 days of the appointment of the arbitrators, at such time and place as they select. The arbitrators shall give written notice of the time of the hearing to both Parties at least ten days prior to the hearing. The arbitrators shall not be authorized to alter, extend, or modify the terms of this Agreement. At





                                                           S.O. #4
                                                           December 5, 1983
                 the hearing, each Party shall submit a proposed written decision, and any relevant evidence may be presented. The decision of the arbitrators must consist of selection of one of the two proposed decisions, in its entirety.

                 The decision of any two arbitrators shall be binding and conclusive as to disputes relating to Section (c)(4) only. Upon determining the matter, the arbitrators shall promptly execute and acknowledge their decision and deliver a copy to each Party. A judgment confirming the award may be rendered by any superior court having jurisdiction. Each Party shall bear its own arbitration costs and expenses, including the cost of the arbitrator it selected, and the costs and expenses of the third arbitrator shall be divided equally between both Parties, except as provided otherwise elsewhere in this Agreement.

                 Pending resolution of any controversy or dispute hereunder, performance by each Party shall continue so as to maintain the status quo prior to notice of such controversy or dispute. Resolution of the controversy or dispute shall include payment of any interest accrued in the escrow account.





                                                           S.O. #4
                                                           December 5, 1983

                                   TABLE B-2
                        Levelized Energy Price Schedule

For a term of agreement of 15-16 years:


   Year                         Levelized Energy Prices*, (c)/kWh
in Which      ---------------------------------------------------------------------
 Energy                   Period A                            Period B                Weighted
Deliveries    ---------------------------------   ---------------------------------    Annual
   Begin      On-Peak   Partial-Peak   Off-Peak   On-Peak   Partial-Peak   Off-Peak   Average
- ----------    -------   ------------   --------   -------   ------------   --------   --------
  1983         5.76        5.50          5.31       5.85       5.71          5.58       5.57
  1984         6.06        5.78          5.58       6.14       6.00          5.86       5.85
  1985         6.41        6.11          5.91       6.50       6.35          6.20       6.19

  1986         6.85        6.54          6.32       6.95       6.79          6.63       6.62
  1987         7.37        7.03          6.79       7.47       7.30          7.13       7.12
  1988         7.96        7.60          7.34       8.07       7.89          7.70       7.69

For a term of agreement of 17-19 years:


   Year                         Levelized Energy Prices*, (c)/kWh
in Which      ---------------------------------------------------------------------
 Energy                   Period A                            Period B                Weighted
Deliveries    ---------------------------------   ---------------------------------    Annual
   Begin      On-Peak   Partial-Peak   Off-Peak   On-Peak   Partial-Peak   Off-Peak   Average
- ----------    -------   ------------   --------   -------   ------------   --------   --------
  1983         5.90        5.63          5.44       5.98       5.84          5.71       5.70
  1984         6.23        5.95          5.74       6.32       6.18          6.03       6.02
  1985         6.60        6.30          6.08       6.69       6.53          6.38       6.37

  1986         7.06        6.73          6.51       7.16       7.00          6.83       6.82
  1987         7.60        7.25          7.00       7.70       7.53          7.35       7.34
  1988         8.21        7.83          7.57       8.32       8.13          7.94       7.93


For a term of agreement of 20-30 years:


   Year                         Levelized Energy Prices*, (c)/kWh
in Which      ---------------------------------------------------------------------
 Energy                   Period A                            Period B                Weighted
Deliveries    ---------------------------------   ---------------------------------    Annual
   Begin      On-Peak   Partial-Peak   Off-Peak   On-Peak   Partial-Peak   Off-Peak   Average
- ----------    -------   ------------   --------   -------   ------------   --------   --------
  1983         6.49        6.20          5.98       6.58       6.43          6.28       6.27
  1984         6.90        6.58          6.35       6.99       6.83          6.67       6.66
  1985         7.34        7.00          6.76       7.44       7.27          7.10       7.09

  1986         7.88        7.51          7.26       7.99       7.81          7.62       7.61
  1987         8.49        8.10          7.82       8.61       8.41          8.21       8.20
  1988         9.16        8.74          8.44       9.29       9.08          8.86       8.85

* These prices are differentiated by the time periods as defined in Table B-4.


                                                                S.O. #4
                                                                December 5, 1983

         Energy Payment Option 3 - Incremental Energy Rate

         During the period specified in Article 4, annual adjustments to Seller's energy payments shall be made as described below.

         Within 30 days following the end of each calendar year, the Derived Incremental Energy Rate (with units expressed in Btu/kWh) will be calculated as follows:

         Derived Incremental Energy Rate (DIER) =    B
                                                   -----
                                                   A x C
         where:

                 A  =     the total kWh delivered by Seller during the calendar
                          year, excluding any kWh delivered when Seller was asked to curtail deliveries under Curtailment Option
                          A or when Seller was asked to take adjusted prices under Curtailment Option B.

                 B = the total dollars paid for the energy described for A above.

                 C = the weighted average price paid during the calendar year by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants, expressed in $/Btu on a gas Btu basis.





                                                           S.O. #4
                                                           December 5, 1983

         If the DIER is between the upper and lower Incremental Energy Rate Bounds specified for that year in Table B-3 for the curtailment option selected by Seller, no additional payment is due either Party.

         If the DIER is below the lower Incremental Energy Rate Bound, PGandE shall pay Seller an amount calculated as follows:

         P(S) =  (Lower Incremental - (DIER)(A)(C)
                 Energy Rate Bound

         where:


         P(S) =  additional payment due Seller.
         DIER =  Derived Incremental Energy Rate.

PGandE shall add this payment to the first payment made to Seller following the calculation.

         If the DIER is above the upper Incremental Energy Rate Bound, Seller shall pay PGandE an amount calculated as follows:

         P(B) =  (DIER - Upper Incremental )(A)(C)
                         Energy Rate Bound


         where:


                 P(B) =   amount due PGandE.
                 DIER =   Derived Incremental Energy Rate.





                                                           S.O. #4
                                                           December 5, 1983

This amount shall be deducted from the first payment made to Seller following the calculation. If there is any remaining amount due PGandE, PGandE may, at its option, invoice Seller with such payment due within 30 days or deduct this amount from future payments due Seller.





                                                           S.O. #4
                                                           December 5, 1983

                                   TABLE B-3

                    Forecasted Incremental Energy Rates and
                         Incremental Energy Rate Bounds


Curtailment Option A:

                                        Incremental
                Forcasted                 Energy              Upper Incremental         Lower Incremental
               Incremental               Rate Band                  Energy                   Energy
                 Energy                 Width from               Rate Bound,               Rate Bound
                 Rates,                 Article 4,                 Btu/kWh                   Btu/kWh
                 Btu/kWh                  Btu/kWh                [column (a)               [column (a)
Year               (a)                      (b)                plus column (b)]         minus column(b)]
- ----           -----------             --------------          ----------------         ----------------
1984             9,000
                                       --------------          ----------------          ---------------
1985             9,050
                                       --------------          ----------------          ---------------

1986             8,840
                                       --------------          ----------------          ---------------
1987             8,850
                                       --------------          ----------------          ---------------
1988             8,960
                                       --------------          ----------------          ---------------

1989             8,820
                                       --------------          ----------------          ---------------
1990             8,540
                                       --------------          ----------------          ---------------
1991             8,540
                                       --------------          ----------------          ---------------

1992             8,540
                                       --------------          ----------------          ---------------
1993             8,540
                                       --------------          ----------------          ---------------
1994             8,540
                                       --------------          ----------------          ---------------

1995             8,540
                                       --------------          ----------------          ---------------
1996             8,540
                                       --------------          ----------------          ---------------
1997             8,S40
                                       --------------          ----------------          ---------------

1998             8,540
                                       --------------          ----------------          ---------------





                                                           S.O. #4
                                                           December 5, 1983

Curtailment option B:


                                        Incremental
                Forcasted                 Energy              Upper Incremental         Lower Incremental
               Incremental               Rate Band                  Energy                   Energy
                 Energy                 Width from               Rate Bound,               Rate Bound
                 Rates,                 Article 4,                 Btu/kWh                   Btu/kWh
                 Btu/kWh                  Btu/kWh                [column (a)               [column (a)
Year               (a)                      (b)                plus column (b)]         minus column(b)]
- ----           -----------             --------------          ----------------         ----------------
1984             9,440
                                       --------------          ----------------          ---------------
1985             9,500
                                       --------------          ----------------          ---------------

1986             9,280
                                       --------------          ----------------          ---------------
1987             9,290
                                       --------------          ----------------          ---------------
1988             9,400
                                       --------------          ----------------          ---------------

1989             9,270
                                       --------------          ----------------          ---------------
1990             8,970
                                       --------------          ----------------          ---------------
1991             8,970
                                       --------------          ----------------          ---------------

1992             8,970
                                       --------------          ----------------          ---------------
1993             8,970
                                       --------------          ----------------          ---------------
1994             8,970
                                       --------------          ----------------          ---------------

1995             8,970
                                       --------------          ----------------          ---------------
1996             8,970
                                       --------------          ----------------          ---------------
1997             8,970
                                       --------------          ----------------          ---------------

1998             8,970
                                       --------------          ----------------          ---------------





                                                           S.O. #4
                                                           December 5, 1983

                                  TABLE B-4(1)
                                  Time Periods

                                 Monday                           Sundays
                                 through                            and
                                Friday(2)       Saturdays(2)      Holidays
                                ---------       ------------      --------
Seasonal Period A
(May 1 through September 30)

    On-Peak                     12:30 p.m.
                                    to
                                 6:30 p.m.

    Partial-Peak                 8:30 a.m.       8:30 a.m.
                                    to              to
                                12:30 p.m.      10:30 p.m.
                                 6:30 p.m.
                                    to
                                10:30 p.m.

    Off-Peak                    10:30 p.m.      10:30 p.m.        All Day
                                    to              to
                                 8:30 a.m.       8:30 a.m.

Seasonal Period B
(October 1 through April 30)

    On-Peak                      4:30 p.m.
                                    to
                                 8:30 p.m.

    Partial-Peak                 8:30 p.m.       8:30 a.m.
                                    to              to
                                10:30 p.m.      10:30 p.m.
                                 8:30 a.m.
                                    to
                                 4:30 p.m.

    Off-Peak                    10:30 p.m.      10:30 p.m.        All Day
                                    to              to
                                 8:30 a.m.       8:30 a.m.

- ---------------

1 This table is subject to change to accord with the on-peak, partial-peak, and off-peak periods as defined in PGandE's own rate schedules for the sale of electricity to its large industrial customers.

2 Except the following holidays: New Year's Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Veteran's Day, Thanksgiving, and Christmas, as said days are specified in Public Law 90-363 (5 U.S.C.A.
     Section 6103(a)).

                                                               S.O. #4
                                                               December 5, 1983

                                   TABLE B-5
             Energy Prices Effective November 1 - December 31, 1983

        The energy purchase price calculations which will apply to energy deliveries determined from meter readings taken during November and December 1983 are as follows:

                        Incremental                             Energy Purchase
  Time Period           Heat Rate(1)      Cost of Energy(2)         Price(3)(4)
- ----------------        ------------      -----------------     ---------------
                     (a)                (b)                     (c) = (a) x (b)

Nov. 1 - Dec. 31
  (Period B)
- ----------------
Time of
Delivery Basis:

  On-Peak               11,605 Btu/kWh    $5.3986/10(6) Btu     $0.06265/kWh
  Partial-Peak          11,341             5.3986                0.06123
  Off-Peak              11,067             5.3986                0.05975

Seasonal
Average (Period B)      11,231             5.3986                0.06063

- ----------------

(1) Incremental heat rates are derived from marginal energy costs (including variable operating and maintenance expense) adopted by CPUC Decision No. 93887. They are adjusted to reflect the use of natural gas as the incremental fuel and are based upon average hydro conditions.

(2) Cost of natural gas under PGandE Gas Schedule No. G-55 applicable to steam electric plants effective October 5, 1983 per Advice No. 1237-G.

(3)     Energy Purchase Price = Incremental Heat Rate x Cost of Energy.

(4) This figure excludes the applicable energy line loss adjustment factors. However, as ordered by Ordering Paragraph No. 12(j) of Decision No. 82-12-120, this figure is currently 1.0 for transmission and primary distribution loss adjustments and is equal to marginal cost line loss adjustment factors for the secondary distribution voltage level. These factors may be changed by the CPUC in the future. The currently applicable energy loss adjustment factors are shown in Table B-6.



                                      B-20                      S.O. #4
                                                                December 5, 1983

                                   TABLE B-6

                       Energy Loss Adjustment Factors(1)

                                                                             Primary              Secondary
                                                   Transmission            Distribution          Distribution
     Seasonal Period A
     (May IL through September 30)

          On-Peak                                       1.0                     1.0                 1.0201
          Partial-Peak                                  1.0                     1.0                 1.0179
          Off-Peak                                      1.0                     1.0                 1.0134

     Seasonal Period B
     (October 1 through April 30)

          On-Peak                                       1.0                     1.0                 1.0172
          Partial-Peak                                  1.0                     1.0                 1.0160
          Off-Peak                                      1.0                     1.0                 1.0126



- ----------------
(1) The applicable energy loss adjustment factors may be revised pursuant to orders of the CPUC.






                                                          S.O. #4
                                                          December 5, 1983

                                   APPENDIX C

                              CURTAILMENT OPTIONS

         Seller has two options regarding curtailment of energy deliveries and Seller has made its selection in Article 7. The two options are as follows:

CURTAILMENT OPTION A - HYDRO SPILL AND
                       NEGATIVE AVOIDED COST

         (a) In anticipation of a period of hydro spill conditions, as defined by the CPUC, PGandE may notify Seller that any purchases of energy from Seller during such period shall be at hydro savings prices quoted by PGandE. If Seller delivers energy to PGandE during any such period, Seller shall be paid hydro savings prices for those deliveries in lieu of prices which would otherwise be applicable. The hydro savings prices shall be calculated by PGandE using the following formula:

                          AQF - S                (>0)
                          -------  x PP           =
                          AQF

where:

         AQF = Energy, in kWh, projected to be available during hydro spill conditions from all qualifying facilities under agreements containing hydro savings price provisions.





                                                          S.O. #4
                                                          December 5, 1983

         S = Potential energy, in kWh, from PGandE hydro facilities which will be spilled if all AQF is delivered to PGandE.

         PP = Prices published by PGandE for purchases during other than hydro spill conditions.

         PGandE shall give Seller notice of general periods when hydro spill conditions are anticipated, and shall give Seller as much advance notice as practical of any specific hydro spill period and the hydro savings price which will be applicable during such period.

         (b) PGandE shall not be obligated to accept or pay for and may require Seller with a Facility with a nameplate rating of one megawatt or greater to interrupt or reduce deliveries of energy during periods when PGandE would incur negative avoided costs (as defined by the CPUC) due to continued acceptance of energy deliveries under this Agreement. Whenever possible, PGandE shall give Seller reasonable notice of the possibility that interruption or reduction of deliveries may be required.

         (c)     Before interrupting or reducing deliveries under subsection
(b), above, and before invoking hydro savings prices under subsection (a), above, PGandE shall take reasonable steps to make economy sales of the surplus energy giving rise to the condition. If such economy sales are made, while the surplus energy condition exists Seller shall





                                                          S.O. #4
                                                          December 5, 1983
be paid at the economy sales price obtained by PGandE in lieu of the otherwise applicable prices.

         (d) If Seller is selling net energy output to PGandE and simultaneously purchasing its electrical needs from PGandE and Seller elects not to sell energy to PGandE at the hydro savings price pursuant to subsection
(a) or when PGandE curtails deliveries of energy pursuant to subsection (b), Seller shall not use such energy to meet its electrical needs but shall continue to purchase all its electrical needs from PGandE. If Seller is selling surplus energy output to PGandE, subsections (a) or (b) shall only apply to the surplus energy output being delivered to PGandE, and Seller can continue to internally use that generation it has retained for its own use.

                  CURTAILMENT OPTION B - ADJUSTED PRICE PERIOD

         (a) In each calendar year, the price which PGandE is obligated to pay Seller for energy deliveries during 1,000 off-peak hours (as defined in Table B-4, Appendix B) may be adjusted to a price equal to, but not in excess of, PGandE's available alternative source. This adjusted price shall be effective under any of the following conditions:

                 (i) when PGandE's energy source at the margin is not a PGandE oil- or gas-fueled plant, and PGandE





                                                          S.O. #4
                                                          December 5, 1983
can replace Seller's energy with energy from this source at a cost less than the price paid to Seller;

                 (ii) when PGandE would incur negative avoided costs (as defined by the CPUC) due to continued acceptance of energy deliveries under this Agreement; or

                 (iii) when PGandE is experiencing minimum system operations.

         During any of the conditions described above the adjusted price may be zero.

         (b) Whenever possible, PGandE shall give Seller reasonable notice of any price adjustment for energy deliveries and its probable duration.

         (c) If Seller is selling net energy output to PGandE and simultaneously purchasing its electrical needs from PGandE and Seller elects not to sell energy to PGandE at the adjusted price, Seller shall not use such energy to meet its electrical needs but shall continue to purchase all its electrical needs from PGandE.

         (d) After Seller receives notice of the probable duration of the period during which the adjusted price will be paid, Seller may elect to perform maintenance during such





                                                          S.O. #4
                                                          December 5, 1983
period and so inform the PGandE employee in charge at the designated PGandE switching center prior to the time when the adjusted price period is expected to begin. If Seller makes such election, the number of off-peak hours of probable duration quoted in PGandE's notice to Seller shall be applied to the 1,000 hour calendar year limitation set forth in this section. After an election to do maintenance, if Seller makes any deliveries of energy during the quoted probable duration period, Seller shall be paid the adjusted price quoted in its notice from PGandE without regard to any subsequent changes on the PGandE system which may alter the adjusted price or shorten the actual duration of the condition.

         (e) Where practicable, consistent with the operating requirements of its system and the circumstances which create periods in which the adjusted price will be paid, PGandE agrees to exercise reasonable efforts to limit imposition of adjusted price periods on seller primarily to periods when Seller's steam sales load requirements are low.





                                                          S.O. #4
                                                          December 5, 1983

                                   APPENDIX D

                             AS-DELIVERED CAPACITY

D-1 AS-DELIVERED CAPACITY PAYMENT OPTIONS

         Seller has two options for as-delivered capacity payments and Seller has made its selection in Article S. The two options are as follows:

                     AS-DELIVERED CAPACITY PAYMENT OPTION 1

         PGandE shall pay Seller for as-delivered capacity at prices authorized from time to time by the CPUC. The as-delivered capacity prices in effect on the date of execution are calculated as shown in Exhibit D-1, with a shortage cost of $70 per kilowatt-year.

                     AS-DELIVERED CAPACITY PAYMENT OPTION 2

         During the fixed price period, the as-delivered capacity prices will be calculated in accordance with Exhibit D-1 and the forecasted shortage costs in Table D-2.

         For the remaining years of the term of agreement, PGandE shall pay Seller for as-delivered capacity at the





                                                          S.O. #4
                                                          December 5, 1983
higher of:


         (i)     prices authorized from time to time by the CPUC;

         (ii) the as-delivered capacity prices that were paid Seller in the last year of the fixed price period; or

         (iii) the as-delivered capacity prices in effect in the first year following the end of the fixed price period, provided that the annualized shortage cost from which these prices are derived does not exceed the annualized value of a gas turbine.

D-2 AS-DELIVERED CAPACITY IN EXCESS OF FIRM CAPACITY

         The amount of capacity delivered in excess of firm capacity will be considered as-delivered capacity. This as-delivered capacity is based on the total kilowatt-hours delivered each month during all on-peak, partial-peak and off-peak hours excluding any energy associated with generation levels equal to or less than the firm capacity.

         Seller has the two options listed in Section D-1 for payment for such as-delivered capacity. Seller has made its selection in Article 5.





                                                          S.O. #4
                                                          December 5, 1983

                                  EXHIBIT D-1


         The as-delivered capacity price (in cents per kW-hr) for power delivered by the Facility is the product of three factors:

                 (a) The shortage cost in each year the Facility is operating.

                 (b) A capacity loss adjustment factor which provides for the effect of the deliveries on PGandE's transmission and distribution losses based on the Seller's interconnection voltage level. The applicable capacity loss adjustment factors for non-remote(1) Facilities are presented in Table D-l(a). The Facility is non-remote.

                 (c) An allocation factor which accounts for the different values of as-delivered capacity in different time periods and converts dollars per kW-year to cents per kWh. The current allocation factors are presented in Table D-l(b). The time periods to which they apply are shown in Table B-4, Appendix B. The allocation factors are subject to change from time to time.



- ----------------
(1)      As defined by the CPUC.





                                                          S.O. #4
                                                          December 5, 1983

                                  TABLE D-1(a)

                        Capacity Loss Adjustment Factors
                          for Non-Remote(1) Facilities

         Voltage Level                                                               Loss Adjustment Factor
         -------------                                                               ----------------------
         Transmission                                                                         .989
         Primary Distribution                                                                 .991
         Secondary Distribution                                                               .991

                                  TABLE D-l(b)

                               Allocation Factors

                          for As-Delivered Capacity(3)


                                                        Peak                 Partial Peak            Off-Peak
                                                  (cent(s)-yr/$-hr)        (cent(s)-yr/$-hr)     (cent(s)-yr/$-hr)
                                                  -----------------        -----------------      ----------------
Seasonal Period A                                       .09982                   .01635                .00000

Seasonal Period B                                       .02023                   .00306                .00001



- ----------------
(1) As defined by the CPUC. The capacity loss adjustment factors for remote Facilities are determined individually.

(2)      Determined individually.

(3) The units for the allocation factor, cent(s)-yr/$-hr, are derived from the conversion of $/kW-yr into cent(s)/kWh as follows:

             cent(s)/kWh         =         cent(s)/kw-hr     =      cent(s)-yr
             -----------                   -------------            ----------
             $/kW-yr                       $/kW-yr                  $-hr


         The allocation factors are subject to change from time to time.





                                                          S.O. #4
                                                          December 5, 1983

                                   TABLE D-2

                       Forecasted Shortage Cost Schedule



                                                    Forecast Shortage
Year                                                  Cost, $/kW-Yr
- ----                                                -----------------
1983                                                       70
1984                                                       76
1985                                                       81

1986                                                       88
1987                                                       95
1988                                                      102

1989                                                      110
1990                                                      118
1991                                                      126

1992                                                      135
1993                                                      144
1994                                                      154

1995                                                      164
1996                                                      176
1997                                                      188





                                                          S.O. #4
                                                          December 5, 1983

                                   APPENDIX E

                                 FIRM CAPACITY

                                    CONTENTS


Section                                                                      Page
- -------                                                                      ----
E-1     GENERAL                                                              E-2
E-2     MINIMUM PERFORMANCE REQUIREMENTS                                     E-2
E-3     SCHEDULED MAINTENANCE                                                E-4
E-4     ADJUSTMENTS TO FIRM CAPACITY                                         E-5
E-5     FIRM CAPACITY PAYMENTS                                               E-6
E-6     MINIMUM DAMAGES                                                      E-13





                                                          S.O. #4
                                                          December 5, 1983

                                   APPENDIX E

                                 FIRM CAPACITY

E-1 GENERAL

         This Appendix E establishes conditions and prices under which PGandE shall pay for firm capacity.

         PGandE's obligation to pay for firm capacity shall begin on the firm capacity availability date. The firm capacity price shall be subject to adjustment as provided for in this Appendix E.

         The firm capacity prices in Table E-2 are applicable for deliveries of firm capacity beginning after December 30, 1982.

E-2 MINIMUM PERFORMANCE REQUIREMENTS

         (a) To receive full capacity payments, the firm capacity shall be delivered for all of the on-peak hours(1) in the peak months on the PGandE system, which are presently the months of June, July, and August, subject to a 20 percent allowance for forced outages in any month. Compliance with this provision shall be based on the Facility's total on-peak deliveries for each of the peak

- ---------------
(1) On-peak, partial-peak, and off-peak hours are defined in Table B-4, Appendix B.





                                                          S.O. #4
                                                          December 5, 1983
months and shall exclude any energy associated with generation levels greater than the firm capacity.

         (b) If Seller is prevented from meeting the minimum performance requirements because of a forced outage on the PGandE system, a PGandE curtailment of Seller's deliveries, or a condition set forth in Section A-7, Appendix A, PGandE shall continue capacity payments. Firm capacity payments will be calculated in the same manner used for scheduled maintenance outages.

         (c) If Seller is prevented from meeting the minimum performance requirements because of force majeure, PGandE shall continue capacity payments for ninety days from the occurrence of the force majeure. Thereafter, Seller shall be deemed to have failed to have met the minimum performance requirements. Firm capacity payments will be calculated in the same manner used for scheduled maintenance outages.

         (d) If Seller is prevented from meeting the minimum performance requirements because of exteme dry year conditions, PGandE shall continue capacity payments. Extreme dry year conditions are drier than those used to establish firm capacity pursuant to Section E-8. Seller shall warrant to PGandE that the Facility is a hydroelectric facility and that such conditions are the sole cause of Seller's inability to meet its firm capacity obligations.



                                                          S.O. #4
                                                          December 5, 1983

         (e) If Seller is prevented from meeting the minimum performance requirements for reasons other than those described above in Sections E-2(b),
(c), or (d):

                 (1) Seller shall receive the reduced firm capacity payments as provided in Section E-5 for a probationary period not to exceed 15 months, or as otherwise agreed to by the Parties.

                 (2) If, at the end of the probationary period Seller has not demonstrated that the Facility can meet the minimum performance requirements, PGandE may derate the firm capacity pursuant to Section E-4(b).

E-3 SCHEDULED MAINTENANCE

         Outage periods for scheduled maintenance shall not exceed 840 hours (35 days) in any 12-month period. This allowance may be used in increments of an hour or longer on a consecutive or nonconsecutive basis. Seller may accumulate unused maintenance hours from one 12-month period to another up to a maximum of 1,080 hours (45 days). This accrued time must be used consecutively and only for major overhauls. Seller shall provide PGandE with the following advance notices: 24 hours for scheduled outages less than one day, one week for a scheduled outage of one day or more (except for major overhauls), and six months for a major overhaul. Seller shall not schedule major overhauls during the peak months (presently June, July and August). Seller shall make reasonable efforts to schedule or reschedule





                                                          S.O. #4
                                                          December 5, 1983
routine maintenance outside the peak months, and in no event shall outages for scheduled maintenance exceed 30 peak hours during the peak months. Seller shall confirm in writing to PGandE pursuant to Article 9, within 24 hours of the original notice, all notices Seller gives personally or by telephone for scheduled maintenance.

         If Seller has selected Curtailment Option B, off-peak hours of maintenance performed pursuant to Section (d) of Curtailment Option B, Appendix C shall not be deducted from Seller's scheduled maintenance allowances set forth above.

E-4 ADJUSTMENTS TO FIRM CAPACITY

         (a) Seller may increase the firm capacity with the approval of PGandE and receive payment for the additional capacity thereafter in accordance with the applicable capacity purchase price published by PGandE at the time the increase is first delivered to PGandE.

         (b) Seller may reduce the firm capacity at any time prior to the firm capacity availability date by giving written notice thereof to PGandE. PGandE may derate the firm capacity in accordance with Section E-2(e) as a result of appropriate data showing Seller has failed to meet the minimum performance requirements of Section E-2.





                                                          S.O. #4
                                                          December 5, 1983

E-5 FIRM CAPACITY PAYMENTS

         Once Seller's Facility has met the firm capacity availability test set forth in Appendix G, the firm capacity payments shall be calculated in the manner shown below. As used below in this section, month refers to a calendar month.

         The monthly payment for firm capacity will be the product of the Period Price Factor (PPF), the Monthly Delivered Capacity (MDC), the appropriate capacity loss adjustment factor from Table E-1 based on the Facility's interconnection voltage, and the appropriate performance bonus factor, if any, from Table E-3, plus any allowable payment for outages due to scheduled maintenance. The firm capacity price shall be applied to meter readings taken during the separate times and periods as illustrated in Table B-4, Appendix B.

         The PPF is determined by multiplying the firm capacity price by the following Allocation Factors(1):


                                                                     Firm                            PPF
                                Allocation Factor          x    Capacity Price       =           ($/kW-month)
Seasonal
Period A                                .16479                 ----------------                ----------------

Seasonal
Period B                                .02515                 ----------------                ----------------

- ----------------
(1) All allocation factors are subject to change by PGandE based on PGandE's marginal capacity cost allocation, as determined in general rate case proceedings before the CPUC. Seasonal Periods A and B are defined in Table B-4, Appendix B.





                                                          S.O. #4
                                                          December 5, 1983

The MDC is determined in the following manner:

         (1) Determine the Performance Factor (P), which is defined as the lesser of 1.0 or the following quantity:

               P =              A               (less than or equal to) 1.0)
                        ------------------
                        C x (B-S) x (O.8*)



Where:

         A  =    Total kilowatt-hours delivered during all on-peak and
                 partial-peak hours excluding any energy associated with generation levels greater than the firm capacity.

         C  =    Firm capacity in kilowatts.

         B  =    Total on-peak and partial-peak hours during the month.

         S  =    Total on-peak and partial-peak hours during the month Facility is out of service on scheduled maintenance.

         (2) Determine the Monthly Capacity Factor (MCF), which is computed using the following expression:

                                                     M
                                                    ---
                                  MCF = P x (1.0   - D)
Where:

         M = The number of hours during the month Facility is out of service on scheduled maintenance.

         D =     The number of hours in the month.

- ----------------
* 0.8 reflects a 20% allowance for forced outage.





                                                          S.O. #4
                                                          December 5, 1983

         (3)  Determine the MDC by multiplying the MCF by C:

                          MDC (kilowatts) = MCF x C

         The monthly payment for firm capacity is then determined by multiplying the PPF by the MDC, by the appropriate capacity loss adjustment factor presented from Table E-1, and by the appropriate performance bonus factor, if any, from Table E-3.

monthly payment     =    PPF x MDC x      capacity loss             performance
for firm capacity                         adjustment factor   x     bonus factor


         Furthermore, the payment for a month in which there is an outage for scheduled maintenance shall also include an amount equal to the product of the average hourly firm capacity payment(1) for the most recent month in the same type of Seasonal Period (i.e., Seasonal Period A or Seasonal Period B) during which deliveries were made(2) times the number of hours of outage for scheduled maintenance in the



- ----------------
(1) Total monthly payment divided by the total number of hours in the monthly billing period.

(2) Firm capacity payments during the first month in Period A and Period B following the Firm Capacity Availability Date will be determined by PGandE based upon the Facility's performance during those months.





                                                          S.O. #4
                                                          December 5, 1983
current month. Firm capacity payments will continue during the outage periods for scheduled maintenance provided that the provisions of Section E-3 are met.

         During a probationary period Seller's monthly payment for firm capacity shall be determined by substituting for the firm capacity, the capacity at which Seller would have met the minimum performance requirements. In the event that during the probationary period Seller does not meet the minimum performance requirements at whatever firm capacity was established for the previous month, Seller's monthly payment for firm capacity shall be determined by substituting the firm capacity at which Seller would have met the minimum performance requirements. The performance bonus factor shall not be applied during probationary periods.


                                   TABLE E-1



The Facility is non-remote.(1) The firm capacity loss adjustment factors are as follows:


                                                       Capacity Loss
Interconnection Voltage                              Adjustment Factor
- -----------------------                              -----------------
Transmission                                                 .989


- ----------------
(1)      As defined by the CPUC.





                                                          S.O. #4
                                                          December 5, 1983

                                   TABLE E-1
                                  (Continued)

                                                             Capacity Loss
                Interconnection Voltage                    Adjustment Factor
                -----------------------                    -----------------
                Primary Distribution                             .991

                Secondary Distribution                           .991

        The following shall be the performance bonus factors applicable to the calculation of the monthly payments for firm capacity delivered by the Facility after it has demonstrated a firm capacity factor in excess of 85%.

                    DEMONSTRATED
                FIRM CAPACITY FACTOR            PERFORMANCE
                        (%)                     BONUS FACTOR
                --------------------            ------------
                       85                          1.000
                       90                          1.059
                       95                          1.118
                      100                          1.176

        After the Facility has delivered power during the span of all of the peak months on the PGandE system (presently June, July, and August) in any year
(span),

        (i) the firm capacity factor for each such month shall be calculated in the following manner:

                                                  A
                 FIRM CAPACITY FACTOR (%) =  ------------ x 100
                                                B x C


                                      E-10                    S.O. #4
                                                              December 5, 1983

                                   TABLE E-2

                          Firm Capacity Price Schedule
                          ----------------------------

                             (Levelized $/kW-year)

  Firm
Capacity
 Avail-
ability
  Date                                       Number of Years of Firm Capacity Delivery
- --------     ---------------------------------------------------------------------------------------------------------
 (Year)       1     2     3     4     5     6     7     8     9    10    11    12    13    14    15    20    25    30
- --------     ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
  1983        70    73    75    78    80    83    85    88    90    92    94    96    98   100   102   110   117   122

  1984        76    78    81    84    86    89    92    94    97    99   101   103   106   108   110   118   125   130
  1985        81    84    87    90    93    96    99   101   104   106   109   111   113   115   118   127   134   140

  1986        88    91    94    97   100   103   106   109   112   114   117   119   122   124   126   136   144   150
  1987        95    98   101   105   108   111   114   117   120   123   125   128   130   133   135   146   154   160
  1988       102   106   109   113   116   119   122   125   128   131   134   137   140   142   145   156   165   172


                                      E-11                    S.O. #4
                                                              December 5, 1983

Where:

A   =   Total kilowatt-hours delivered by Seller in any peak month during all on-peak hours excluding any energy associated with generation levels greater than the firm capacity.

B   =   Total on-peak hours during the month.

C   =   Firm capacity in kilowatts.

        (ii) the arithmetic average of the above firm capacity factors shall be determined for that span,

        (iii) the average of the above arithmetic average firm capacity factors for the most recent span(s), not to exceed 5, shall be calculated and shall become the Demonstrated Firm Capacity Factor.

              To calculate the performance bonus factor for a Demonstrated Firm Capacity Factor not shown in Table E-3 use the following formula:

        Performance Bonus Factor = Demonstrated Firm Capacity Factor (%)
                                   -------------------------------------
                                                   85%

E-6 MINIMUM DAMAGES

        (a) In the event the firm capacity is derated or Seller terminates this Agreement, the quantity by which the firm capacity is derated or the firm capacity shall be used to calculate the payments due PGandE in accordance with


                                      E-12                     S.O. #4
                                                               December 5, 1983

Section (d).

         (b) Seller shall be invoiced by PGandE for all amounts due under this section. Payment shall be due within 30 days of the date of invoice.

         (c) If Seller does not make payments pursuant to Section (b), PGandE shall have the right to offset any amounts due it against any present or future payments due Seller.

         (d)     Seller shall pay to PGandE:

                          (i) an amount equal to the difference between (a) the firm capacity payments already paid by PGandE, based on the original term of agreement and (b) the total firm capacity payments which PGandE would have paid based on the period of Seller's actual performance using the adjusted firm capacity price. Additionally, Seller shall pay interest, compounded monthly from the date the excess capacity payment was made until the date Seller repays PGandE, on all overpayments, at the published Federal Reserve Board three months' Prime Commercial Paper rate; plus

                          (ii) a sum equal to the amount by which the firm capacity is being terminated or derated times





                                                                         S.O. #4
                                                                December 5, 1983
         the difference between the current firm capacity price on the date of termination or deration for a term equal to the balance of the term of agreement and the firm capacity price, multiplied by the appropriate factor shown in Table E-5 below. In the event that the current firm capacity price is less than the firm capacity price, no payment under this subsection (ii) shall be due either Party.

                                   TABLE E-5

                                Amount of Firm Capacity
                                Terminated or Derated           Factor
                                ---------------------           ------
                      1,000 kW or under                          0.25
                      over    1,000 kW through  10,000 kW        0.75
                      over   10,000 kW through  25,000 kW        1.00
                      over   25,000 kW through  50,000 kW        3.00
                      over   50,000 kW through 100,000 kW        4.00
                      over   100,000 kW                          5.00





                                                                         S.O. #4
                                                                December 5, 1983

                                   APPENDIX F

                                INTERCONNECTION


                                    CONTENTS


     Section                                                                                       Page
     -------                                                                                       ----
         F-1              INTERCONNECTION TARIFFS                                                  F-2

         F-2              POINT OF INTERCONNECTION LOCATION SKETCH                                 F-3

         F-3              INTERCONNECTION FACILITIES FOR WHICH                                     F-4
                          SELLER IS RESPONSIBLE





                                                                         S.O. #4
                                                                December 5, 1983

F-1      INTERCONNECTION TARIFFS

         PGandE has filed revisions to Electric Rule 21 to comply with CPUC Decision No. 83-10-093 dated October 19, 1983. The applicable rule will be appended as Appendix I to this Agreement after the CPUC's final determination of PGandE's November 17, 1983 petition for modification of said decision with regard to the interconnection tariff, and the final form of Rule 21, pursuant to that determination, is approved and effective.





                                                                         S.O. #4
                                                                December 5, 1983

F-2      POINT OF INTERCONNECTION LOCATION SKETCH


To be amended upon completion of interconnection studies.





                                                                         S.O. #4
                                                                December 5, 1983

F-3      INTERCONNECTION FACILITIES FOR WHICH SELLER IS RESPONSIBLE


To be amended upon completion of interconnection studies.





                                                                         S.O. #4
                                                                December 5, 1983

                                   APPENDIX H

                        FIRM CAPACITY AVAILABILITY TEST


Seller shall demonstrate the Facility's capability to deliver firm capacity as follows:

1. Seller shall provide a two-week advance written notice to PGandE's Vice President -- Electric Operations of the time when Seller proposes to begin the demonstration of the operation of the Facility. PGandE's Vice President -- Electric Operations shall designate a representative to coordinate the test procedure between PGandE and Seller. The demonstration shall include such test programs and procedures (as determined by PGandE's representative) necessary to determine that the facility can operate throughout the range of Power Factors described in Rule 21.

2. PGandE may have one or more designated representatives observe the Facility during all or part of the demonstration period.

3. For 10 consecutive days, the Facility shall deliver energy at the contract capacity during at least 360 of the 480 half-hour periods (i.e., 75 x 10 x 24 x 2).





                                                                         S.O. #4
                                                                December 5, 1983

The PGandE representatives present at the demonstration may give informal comments to Seller's representatives and shall use the results of their observations in the event the Facility is unable in the future to meet its minimum performance requirements.

Successful completion of the above demonstration by Seller shall not be construed as PGandE confirming or endorsing the design or as warranting the safety, durability, or reliability of the Facility.





                                                                         S.O. #4
                                                                December 5, 1983

                                   APPENDIX H

                          SAMPLE BILLING CALCULATIONS

                                 TO BE AMENDED





                                                                         S.O. #4
                                                                December 5, 1983

                                  AMENDMENT #1

                                FIRST AMENDMENT
                                       TO
                         "LONG-TERM ENERGY AND CAPACITY
                            POWER PURCHASE AGREEMENT
                                    BETWEEN
                               GILROY FOODS, INC.
                           PACIFIC THERMONETICS, INC.
                                      AND
                       PACIFIC GAS AND ELECTRIC COMPANY"
                            DATED DECEMBER 19, 1983

         WHEREAS, GILROY FOODS, INC., a California corporation, and PACIFIC THERMONETICS, INC., a California corporation, did execute an agreement as "Seller" with PACIFIC GAS AND ELECTRIC ("PG&E") entitled LONG-TERM ENERGY AND CAPACITY POWER PURCHASE AGREEMENT BETWEEN GILROY FOODS, INC., PACIFIC THERMONETICS, INC. AND PACIFIC GAS AND ELECTRIC COMPANY dated December 19, 1983 ("Agreement"); and

         WHEREAS, the language of the Agreement indicated GILROY FOODS, INC. and PACIFIC THERMONETICS, INC. were partners, but GILROY FOODS, INC. represents to PG&E that in fact GILROY FOODS, INC. and PACIFIC THERMONETICS, INC. were not, and never have been partners; and

         WHEREAS, GILROY FOODS, INC. represents to PG&E that PACIFIC THERMONETICS, INC. was serving as a consultant to GILROY FOODS, INC. at the time the Agreement was executed by GILROY FOODS, INC. AND PACIFIC
THERMONETICS, INC.; and

         WHEREAS, GILROY FOODS represents to PG&E that GILROY FOODS, INC. and PACIFIC THERMONETICS, INC. have no business relationship with each other whatsoever including in particular no relationship relative to the cogeneration project contemplated under the Agreement; and

         WHEREAS, GILROY FOODS, INC. represents to PG&E that PACIFIC THERMONETICS, INC. should be removed as a party to the Agreement and all references to PACIFIC THERMONETICS, INC. should be deleted from the Agreement; and

         WHEREAS, GILROY FOODS, INC. represents to PG&E that GILROY FOODS, INC., or its assignee GILROY ENERGY COMPANY, INC., a California corporation, intends to proceed with the cogeneration project contemplated under the Agreement;

         NOW THEREFORE, GILROY FOODS, INC. and PG&E in consideration of the mutual agreements hereinafter set forth, and other good and valuable consideration, hereby amend said Agreement as follows:

         1.      On page 1 (the cover page) delete "PACIFIC THERMONETICS, INC."

         2. On page 3 delete "PACIFIC THERMONETICS, INC." from the title of the Agreement at the top of the page.

         3. On page 3 in the introduction before "Article 1" delete the words "and PACIFIC THERMONETICS, INC., a California corporation, as Partners" so that the introduction is as follows: "GILROY FOODS, INC., a California corporation ("Seller"), and PACIFIC GAS AND ELECTRIC COMPANY ("PG&E"), referred to collectively as "Parties" and individually as "Party", agree as follows:"

         4.      On page 13 in "Article 9" at the top of the page delete:

           "To Seller:             President
                                   Pacific Thermonetics, Inc.
                                   1901 South Bascom Avenue
                                   Suite 343
                                   Campbell, CA 96008"

and insert in lieu thereof the following:

           "To Seller:             President
                                   Gilroy Foods, Inc.
                                   1350 Pacheco Pass Highway
                                   Gilroy, CA 95020"

         5. In Section A-13 on Page A-20 of Appendix A to the Agreement, delete paragraph (a):

         "(a) PG&E acknowledges that Seller is executing this Agreement expecting to assign its interest and obligations hereunder to a different partnership to be formed between corporate affiliates of Pacific Thermonetics, Inc. and Gilroy Foods, Inc., to construct, own and operate the Facility and that this Agreement, including all rights and duties of Seller thereunder, is to be assigned to that partnership. It is further acknowledged that to finance the Facility an assignment of the rights of Seller under this Agreement may be necessary as security for the long term debt obligations of the partnership. PG&E hereby consents to both such assignments, subject to its receiving a prior notice of any such proposed assignment," and insert in lieu thereof the following:

         "(a) PG&E acknowledges that Seller is executing this Agreement expecting to assign its interest and obligations hereunder to Gilroy Energy Company, Inc., a California corporation, to construct, own and operate the Facility and that this Agreement, including all rights and duties of Seller thereunder, is to be assigned to that corporation. It is further acknowledged that to finance the Facility an assignment of the rights of Seller under this Agreement may be necessary as security for the long term debt obligations of either corporation. PG&E hereby consents to both such assignments, subject to its receiving a prior notice of any such proposed assignment."

         FURTHERMORE, the Agreement is hereby reformed in any and all other respects so as to eliminate PACIFIC THERMONETICS, INC. as an independent signatory of the Agreement and as an entity having any rights arising from the Agreement.

         IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed by their duly authorized representatives and it is effective as of the last date set forth below period.

GILROY FOODS.  INC.                        PACIFIC GAS AND ELECTRIC COMPANY

By:    /s/ BYRON T. DENNIS                 By:   /s/ NOLAN H. DAINES
       -------------------                       ---------------------
       Byron T. Dennis                           Nolan H. Daines
       Secretary                                 Vice President
                                                 Planning and Research

DATE SIGNED:  7/17/85                      DATE SIGNED: July 18, 1985
              -------                                   -------------

                              INDEMNITY AGREEMENT

                                    BETWEEN

                       McCORMICK & COMPANY, INCORPORATED

                                      AND

                        PACIFIC GAS AND ELECTRIC COMPANY

         IN CONSIDERATION of and as a condition for the First Amendment ("Amendment") which, among other things, reforms the Long-Term Energy and Capacity Power Purchase Agreement Between Gilroy Foods, Inc., Pacific Thermonetics, Inc. and Pacific Gas and Electric Company dated December 19, 1983 ("Agreement") to delete all references to PACIFIC THERMONETICS, INC. as well as deleting PACIFIC THERMONETICS, INC. as a signatory, McCORMICK & COMPANY, INCORPORATED ("McCORMICK"), warrants that each and every representation contained in the Amendment is true and correct, and as an inducement to PG&E's acceptance of the Amendment, agrees to indemnify and hold PG&E, its officers, and agents and employees harmless from any loss, claims, liabilities, or damages (including direct, indirect, special, and punitive) arising out of or in connection with the Amendment, including any legal action brought by PACIFIC THERMONETICS, INC. or by any other party against PG&E in challenging the Amendment. McCORMICK further agrees to assume the defense for any claims covered by the above indemnity and agrees to reimburse PG&E for reasonable outside attorney fees, if any, incurred by PG&E in connection with the defense of such claims; however, McCormick shall have the right to assume and direct the legal defense of PG&E in all respects relative indemnifying PG&E hereunder, and PG&E shall not incur any such legal fees unless McCORMICK fails to provide a timely defense of PG&E as provided herein.

         PG&E shall promptly notify the General Counsel of McCORMICK and the President of Gilroy Foods, Inc. of any such claims against PG&E, and McCORMICK and PG&E shall fully cooperate with each other and the legal counsel employed by McCORMICK in the defense of any such claims.

         Should PG&E determine that McCORMICK is failing to provide a timely and appropriate legal defense for PG&E, then PG&E shall notify McCORMICK of such deficiency, and PG&E may then employ outside attorneys to represent it, and McCORMICK shall promptly reimburse PG&E for any such outside attorneys' fees and expenses.


McCORMICK & COMPANY, INCORPORATED          PACIFIC GAS AND ELECTRIC COMPANY


BY:    /s/ SIG                             BY:   /s/ NOLAN H. DAINES
       -------------------------                 ----------------------------
       President                                 NOLAN H. DAINES
                                                 Vice President
                                                 Planning and Research

BY:    /s/ SIG
       -------------------------

DATE SIGNED:  July 16, 1985                DATE SIGNED: 7/18/85
             ---------------                           ----------

                               AGREEMENT TO AMEND

             GILROY ENERGY COMPANY'S (GEC) POWER PURCHASE AGREEMENT

GEC and Pacific Gas and Electric Company (PGandE)'s Power Purchase Agreement executed on December 19, 1983 (PPA) does not adequately recognize the seasonal nature of the GEC food processing facilities and PGandE's desire for increased operating flexibility. To remedy this, the parties agree to prepare and execute an Amendment to the PPA in accordance with the concepts below. The parties further agree that the energy prices herein described have been developed so that PGandE and its rate payers are not disadvantaged by PGandE's exercise of this Agreement. The parties recognize that GEC will file this Agreement in its California Energy Commission certification proceeding.

1. PGandE shall have the option, which it may or may not exercise each calendar year at its sole discretion, to gain greater operating flexibility in exchange for a modified pricing arrangement.

2. GEC is capable of reducing generating output from January 1 through April 30 and will give PGandE its option to schedule energy deliveries for this period (2880 hours), hereinafter referred to as Period 1. GEC is also capable of reducing its electrical generation to zero for up to six contiguous off-peak hours (as defined in the PPA) per day from May 1 through December 31 and is willing to give PGandE its option to reduce energy deliveries to zero during this period (1470 hours). The 1470 hours are herein referred to as Period 2. The remaining hours of the year are herein referred to as Period 3.

3. The provisions of this amendment shall be effective for all periods for each of ten consecutive calendar years at PGandE's sole option, which it shall exercise by delivering a written notice to GEC anytime during (but not later than December 15 of) the preceding calendar year. During the first year, PGandE shall exercise its option not later than thirty days after the firm capacity availability date of the PPA. The provisions of the PPA shall be in effect (i) during any calendar year(s) with respect to which PGandE does not exercise its option as provided by the Amendment, and (ii) in years eleven through thirty of the plant operation.

4.     DURING PERIOD 1:

       A. Subject to scheduled maintenance and forced outage as provided for in the PPA, PGandE shall schedule and GEC shall deliver energy at the following levels:

                 Zero energy deliveries; or

                 Any load point from approximately 50 percent of firm capacity to 100 percent of the Facility's capability.

       B. PGandE shall pay for this energy at a price equal to the GEC heat rate obtained from the table below in Btu/Kwhr multiplied by the weighted average price paid during the month by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/Btu on a gas Btu basis). Heat rates provided in this table are subject to change based on the results of an annual test. The applicable heat rate shall be based on the level of deliveries scheduled by PGandE as follows:

              At or above 100% of firm capacity             8,550 Btu/Kwhr

              From 85% of firm capacity to                  8,880 Btu/Kwhr
                   99% of firm capacity

              From 65% of firm capacity to                  9,400 Btu/Kwhr
                   85% of firm capacity

              From 50% of firm capacity                    10,600 Btu/Kwhr
                to 65% of firm capacity

                 In addition, PGandE shall pay GEC $6500 (1985 dollars) for each start-up. PGandE will change this start-up charge monthly, indexed to the weighted average price paid during the month by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/Btu on a gas Btu basis).

         C. PGandE shall require deliveries of energy from the Facility for a minimum of 6 hours after each start-up. PGandE agrees to require the Facility to be started up no more than an average of 6 times per calendar week during Period 1.

         D. Prior to December 31, PGandE shall stipulate the schedule for maintenance (scheduled annual overhaul) for Period 1 of the following year after receiving GEC input by December 20. This schedule may be changed by mutual consent if conditions change during period 1.

5.       DURING PERIOD 2:

         PGandE shall have the option to schedule the Facility to deliver energy at 100% of firm capacity or 0% of firm capacity for up to 6 contiguous off peak hours per day. PGandE shall pay for energy deliveries during Period 2 at a price equal to the Incremental Energy Rate provided in Table B-3, Curtailment Option B, multiplied by the weighted average price paid during the month by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/Btu on a gas Btu basis). In addition, PGandE shall pay GEC $1,000 (1985 dollars) for each shut-down, and each shut-down shall be at least 1 hour in length. PGandE will change this start-up charge monthly, indexed to the weighted average price paid during the month by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/Btu on a gas Btu basis).

6.       DURING PERIOD 3:

         PGandE shall accept energy deliveries up to 100% of the Facility's capability, subject to the provisions of the PPA. PGandE shall pay for energy deliveries during Period 3 at a price equal to the Incremental Energy Rate provided in Table B-3, Curtailment Option B (zero bandwidth), multiplied by the weighted average price paid during the month by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/Btu on a gas Btu basis), multiplied by a factor. Until the end of the first five full calendar years of plant operation, commencing with the completion of the Firm Capacity availability test the factor shall be 1.17; for full plant operation in calendar years six through ten, the factor shall be 1.13 (During years when the terms of this Agreement are invoked, the annual adjustment referred to on page B-14 of the PPA shall not apply).

7. In the event a force majeure (as defined in the PPA) on the GEC system prevents GEC from having its back-up boiler available to supply steam to the Gilroy Foods process, GEC shall be relieved of any obligation to reduce its electrical generation during period 2; during which time PGandE shall pay GEC for energy delivered at a price equal to 90% of the price of PGandE's available alternate source.

8. Except as provided below, payment for firm capacity and capacity bonus shall be in accordance with Appendix E of the PPA. GEC shall not be penalized if PGandE schedules its generation below the firm capacity level during Period 1 or Period 2. GEC shall not be eligible for as-delivered capacity payments pursuant to the PPA during period 1 or during period 2 when the GEC generation level is scheduled below 100% of firm capacity rating under the terms of this Agreement. Whenever GEC's generating capacity is not available for scheduling by PGandE, subject to a 20 percent allowance for forced outage in any month, the monthly firm capacity payment during Period 1 shall be reduced:

         (i) when the firm capacity is available more than 50% of the total time in the month, by that proportion of the time GEC's generating capacity is available to PGandE to the total time in a month. For example, when the firm generating capacity is available 65% of the total hours in a month, the firm capacity payment shall be 75% X monthly firm capacity price X firm contract capacity;

         (ii) whenever GEC's firm capacity is available less than 50% of the total time in a month, to zero.

         In witness whereof, the Parties hereto have executed this Agreement to Amend GEC's Power Purchase Agreement as of the day and the date last written below.


                             PACIFIC GAS AND ELECTRIC COMPANY

                             by:    /s/ SIG
                                    ---------------------------

                             Date Signed:   7/18/85
                                           -----------


                             GILROY ENERGY COMPANY

                             by:    /s/ SIG
                                    ---------------------------

                             Date Signed:
                                           -----------

                                  AMENDMENT #2

                                SECOND AMENDMENT
                                       TO
                         "LONG-TERM ENERGY AND CAPACITY
                           POWER PURCHASE AGREEMENT"
                      DATED DECEMBER 19, 1983, AS AMENDED
                                 JULY 18, 1985


        WHEREAS, GILROY ENERGY COMPANY, a California corporation ("Seller") has an agreement with PACIFIC GAS AND ELECTRIC COMPANY ("PGandE") entitled LONG-TERM ENERGY AND CAPACITY POWER PURCHASE AGREEMENT dated December 19, 1983, as amended July 18, 1985 (the "Agreement"); and

        WHEREAS, Seller and PGandE believe that the Agreement does not adequately recognize the seasonal nature of Seller's food processing facilities and PGandE's desire for increased operating flexibility; and

        WHEREAS, Seller and PGandE executed the "Agreement to Amend Gilroy Energy Company's Power Purchase Agreement" dated July 18, 1985, which contemplated the Agreement would be amended to provide PGandE with greater operating flexibility by permitting PGandE to schedule reduced deliveries at certain times in exchange for a modified pricing arrangement;

        NOW THEREFORE, Seller and PGandE in consideration of the mutual agreements hereinafter set forth, and other good and valuable consideration, hereby amend said Agreement as follows:

        1. On page 6 of the Agreement, the following paragraph (g) is hereby added to Article 3:

                "(g) Commencing with the date on which the Facility meets the firm capacity availability test as described in Appendix G (the "Commencement Date") and continuing for the remainder of that year and for a period of ten full calendar years thereafter but not beyond December 31, 1998 PGandE may elect, at its sole option, to invoke the provisions of Appendix J (1) for the remainder of the year in which the Commencement Date occurs and/or (2) for a period of one calendar year for any and all succeeding calendar years during such period. During the year in which the Facility meets the firm capacity availability test as described in Appendix G, PGandE must make such election by delivering a written notice thereof to Seller not later than 30 days after the Commencement Date, and, for subsequent years, PGandE must deliver such notice to Seller no later than December 15 of the preceding year."

        2. Appendix J is hereby added to the Agreement, and shall read as set forth herein in its entirety:

                                   APPENDIX J

                           VARIABLE OPERATION OPTION


        This Appendix shall amend and modify, for a period of one calendar year (or from the Commencement Date until December 31 of the year containing the Commencement Date), the "Long Term Energy and Capacity Power Purchase Agreement" and Appendices thereto (the "Agreement"), between Gilroy Energy Company ("Seller") and Pacific Gas and Electric Company ("PGandE"), referred to collectively as "Parties" and individually as "Party." Unless specifically amended as set forth herein for the period in which this Appendix is invoked, all provisions of the Agreement shall remain in full force and effect.

        J-1.    Article 4 of the Agreement shall be amended to read as follows:

                      ARTICLE 4  ENERGY DELIVERY AND PRICE

        (a) From January 1 through April 30 ("Period 1") of a given year for which PGandE has elected to invoke the provisions of Appendix J, the following provisions shall govern the delivery of energy by Seller and the rates paid therefor by PGandE:

        1. Subject to scheduled maintenance and forced outage as provided for in this Agreement, PGandE shall schedule and Seller shall deliver energy at the following levels:

                Zero energy deliveries; or

                Any load point from approximately 50 percent of the Facility's firm capacity to the Facility's full capability.

                The Facility shall be scheduled in accordance with the provisions of Paragraph (c) of this Article 4.

        2. Subject to the provisions of Paragraph (e) of this Article 4, and except as provided in Paragraph (d) of this Article 4, PGandE shall pay for the energy (per delivered Kwhr) at a price equal to the heat rate obtained from the table below in Btu/Kwhr multiplied by the weighted average price paid during the month by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/Btu on a gas Btu basis). Heat rates provided in this table are subject to change based on the results of a test of the Facility which may be conducted once during any one calendar year at the request of either Party. Such test shall have a maximum duration of 24 hours, with readings conducted every half hour. The test shall be conducted using plant instrumentation and personnel, but either party may, at its own expense, require that other instrumentation or personnel be used. PGandE shall purchase all output produced during the test. Prior to the firm capacity availability date of the facility, the Parties shall agree upon the test procedures. Four months prior to the Facility's firm capacity availability date, Seller shall propose test procedures for PGandE's review and approval and provide the Facility's heat balance. Test procedures shall provide verifiable, auditable results and shall be consistent with generally accepted industry practices and established ASME Power Test Codes to the extent applicable and necessary. Subject to adjustment in accordance with the foregoing test (it being understood that the applicable heat rates as set forth below and as adjusted are not intended solely to represent the actual heat rate of Seller's Facility, but include the actual heat rate calculated based on the higher heating value of natural gas and verifiable chemical costs), the applicable heat rate shall be based on the level of deliveries scheduled by PGandE as follows:

                                                    Adjustment
                                        Actual      For         Resulting
                                        Heat        Chemical    Heat
                                        Rate        Costs       Rate
Level of Deliveries                     (Btu/Kwhr)  (Btu/Kwhr)  (Btu/Kwhr)
- -------------------                     ----------  ----------  ----------
At or above 100% of
  firm capacity                          8,400      150          8,550

From 85% of firm capacity to
  99% of firm capacity                   8,745      135          8,880

From 65% of firm capacity to
  84% of firm capacity                   9,245      155          9,400

From 50% of firm capacity to
  64% of firm capacity                  10,440      160         10,600

                In addition, PGandE shall pay Seller $6,500 for each start-up excluding any start-up following an outage resulting from a design defect, inadequate construction, operator error or a breakdown of the mechanical or electrical equipment of Seller's Facility that fully or partially curtails the electrical output of the Facility. Subject to the provisions of Paragraph (e) of this Article 4, PGandE will adjust this start-up charge monthly, by multiplying this initial start-up charge by a fraction, the numerator of which is the weighted average price paid during the preceding month by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/Btu on a gas Btu basis) and the denominator of which is the weighted average price paid during July, 1985 by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/BTU on a gas BTU basis).

        3. PGandE shall require deliveries of energy from the Facility for a minimum of 6 hours after each start-up. PGandE agrees to require the Facility to be started up no more than seven times in any one calendar week during Period 1.

        4. For each year for which PGandE reasonably anticipates making an election to invoke the provisions of Appendix J, PGandE and Seller shall confer as early as practicable concerning maintenance schedules, output scheduling and any other matters affecting the Facility. In all events, Seller shall provide its input to PGandE concerning such matters no later than December 20 of the preceding year. Prior to December 31 of the year preceding each year for which the option to invoke the provisions of Appendix J is exercised, PGandE shall, after due consideration of the input of Seller, deliver a written maintenance schedule for both annual overhaul and other periodic overhauls, which shall be scheduled for Period 1. PGandE shall at the same time deliver to Seller a tentative, non-binding operation schedule for Period 1. If, after the maintenance schedule has been delivered, in either Party's reasonable judgment conditions change such that a change in the maintenance schedule is warranted, such Party shall deliver written notice thereof to the other Party, specifying with particularity the circumstances warranting a change in the schedule and the change requested. The maintenance schedule for Period 1 shall be changed if the responding Party consents, which consent shall not be unreasonably withheld.

        (b) The hours from May 1 through December 31 of a given year for which PGandE has elected to invoke the provisions of Appendix J shall be either Period 2 or Period 3, as defined in this Paragraph (b).

        1. From May 1 through December 31, PGandE shall have the option to schedule the Facility to deliver energy at 100% of the Facility's capability or 0% of firm capacity for up to 6 contiguous off peak hours per day (such hours being referred to hereinafter as "Period 2"). Seller shall deliver energy in accordance with the schedule prepared by PGandE in accordance with the provisions of paragraph (c) of this Article 4. Subject to the provisions of Paragraph (e) of this Article 4, and except as provided in the last sentence of this Paragraph (b)1 and in Paragraph (d) of this
        Article 4, PGandE shall pay for energy deliveries during Period 2 at a price per delivered Kwhr equal to the Incremental Energy Rate provided in Appendix B multiplied by the weighted average price paid during the month by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/Btu on a gas Btu basis). Each period during which PGandE schedules output at 0% of firm capacity and Seller in response curtails the electrical output of the Facility as so scheduled shall be deemed a "shut-down" of the Facility for purposes of this Agreement. PGandE shall pay Seller $1,000 for each such shut-down, and each shut-down shall be at least 1 hour in length. Subject to the provisions of Paragraph (e) of this Article 4, PGandE will adjust this shut-down charge monthly by multiplying this initial shut-down charge by a fraction, the numerator of which is the weighted average price paid during the preceding month by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/Btu on a gas Btu basis) and the denominator of which is the average price paid during July, 1985 by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/Btu on a gas Btu basis). Whenever the Seller's back-up boiler is not capable of supplying steam to the Gilroy Foods process, Seller shall be relieved of any obligation to reduce its electrical generation during Period 2, provided that Seller uses its best efforts to correct the condition causing such incapability, and provided further, that during such times PGandE shall pay Seller for energy delivered at a price equal to 90% of the price of PGandE's available alternate source.

2. During on-peak, partial-peak and off-peak hours for which PGandE has made no election in the foregoing Paragraph (b)1 from May 1 through December 31 ("Period 3") (it being understood that all off-peak hours during the period from May 1 through December 31 shall be treated as Period 3 unless PGandE specifically elects to exercise its option to schedule such hours in accordance with the provisions of the foregoing paragraph (b) 1), PGandE shall accept energy deliveries subject to the provisions of this Agreement. Subject to the provisions of Paragraph
        (e) of this Article 4,

        PGandE shall pay for energy deliveries during Period 3 at a price equal to the Incremental Energy Rate provided in Appendix B multiplied by the weighted average price paid during the month by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/Btu on a gas Btu basis), multiplied by a factor as hereinafter set forth. For the remainder of the year in which the Commencement Date occurs and the next succeeding five calendar years, the factor shall be
        1.17 provided that the Commencement Date is during or before 1988. For the next five succeeding calendar years, the factor shall be 1.13. In the event that the Commencement Date occurs after December 31, 1988 the factor shall be 1.17 until December 31, 1993 and 1.13 for the calendar years 1994 through 1998.

        (c) During Periods 1 and 2, Seller shall deliver energy in accordance with the schedule prepared by PGandE. Such schedule shall be set in the following manner. PGandE shall prepare a non-binding tentative weekly schedule for the Facility and provide this schedule to Seller no later than 1200 hours Friday of the week preceding the week for which the schedule is prepared (which week shall be deemed to commence at 0001 hours Sunday). For Period 1, PGandE shall notify Seller at least 48 hours in advance of any period for which PGandE desires to schedule the Facility to be on-line of (i) the scheduled on-line time; (ii) the duration of the period for which the Facility is scheduled to be on-line; and (iii) the level of energy deliveries scheduled. Unless scheduled to be on-line by PGandE, the Facility shall remain off-line during Period 1. PGandE shall notify Seller at least forty-eight hours prior to each period of off-peak hours during Period 2 for which PGandE elects to schedule the Facility to deliver energy at 0% of firm capacity of 100% of the Facility's capability, as the case may be. During both Period 1 and Period 2, the Facility shall be brought on-line at the requested level of delivery or taken off-line at the time scheduled by PGandE in its 48 hour notice to Seller, unless PGandE gives contrary notice to Seller at least six hours in advance in the case of a cold start and four hours in advance in the case of a warm start or a shutdown. For purposes of this paragraph, a "warm start" of the Facility is any start up of the Facility within twelve hours of the last shutdown of the Facility, while a cold start is any start-up of the Facility more than twelve hours after the last shutdown of the Facility.

        (d) Notwithstanding PGandE's right to schedule output of the Facility during Periods 1 and 2, Seller may request a schedule change in order to conduct performance tests of the Facility for purposes of the Completion Test of the Facility as set forth in Appendix K and the Extended Warranty on the Facility's performance as set forth in Appendix K. PGandE shall not unreasonably withhold its consent to such schedule change.

Without the prior consent of PGandE (which consent shall not be unreasonably withheld), Seller may not increase the frequency or duration of testing during the Extended Warranty term or the frequency or duration of testing for the purpose of the Completion Test of the Facility. Notwithstanding the foregoing, such tests shall be conducted no more than six times during the eighteen-month term of the Extended Warranty. PGandE shall purchase energy generated during the testing periods at prices set forth above for Periods 1 and 2, as the case may be, unless PGandE's tentative schedules provided to Seller show that at the time Seller requested a schedule change for the testing period, PGandE would not have scheduled energy deliveries. Energy delivered during testing periods which, according to the tentative schedule, would not have been scheduled by PGandE shall be purchased at a price equal to 90% of the price of PGandE's available alternate source.

        (e) Whenever under this Agreement PGandE is required to make a payment (or an adjustment to a payment) on a monthly basis based upon the weighted average price paid during such month by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/Btu on a gas Btu basis), such requirement is based upon the assumption that PGandE is able to determine such weighted average price on a monthly basis promptly enough to meet the payment requirements hereunder. In the event that PGandE is incapable (due to internal administrative, accounting or technical limitations or procedures) of making such determination on a timely basis, the payment (or adjustment to a payment) to Seller shall be based upon PGandE's gas schedule number G-55 (or equivalent), and at the end of each calendar year a reconciliation will be made (through a payment to or by Seller, as appropriate) to reflect any difference between amounts actually paid to Seller during the year and amounts which would have been payable to Seller were such payments based upon the weighted average price paid during such year by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants ($/Btu on a gas Btu basis) instead of PGandE's gas schedule number G-55 (or equivalent).

        J-2. Article 6 of the Agreement shall be amended by deleting the second paragraph.

        J-3. Article 7 of the Agreement shall be deleted.

        J-4. Article 11 of the Agreement shall be amended to read as follows:

                        ARTICLE 11 TERMS AND CONDITIONS

        This Agreement includes the following appendices which are incorporated by reference:

        Appendix A  -     GENERAL TERMS AND CONDITIONS

        Appendix B  -     INCREMENTAL ENERGY RATES
        Appendix C  -     TIME PERIODS
        Appendix D  -     AS-DELIVERED CAPACITY
        Appendix E  -     FIRM CAPACITY
        Appendix F  -     INTERCONNECTION
        Appendix G  -     FIRM CAPACITY AVAILABILITY TEST
        Appendix H  -     SAMPLE BILLING CALCULATIONS

        J-5. Article 12 of the Agreement shall be deleted.

        J-6. The following changes to Appendix A to the Agreement shall be made:

        (a) The definition of "full short-run avoided operating cost" on p. A-4 shall be deleted.

        (b) Insert the following on line 3 of page A-12:

                "Seller shall continue to keep PGandE informed of the Facility's availability during Period 1."

        J-7. Appendix B to the Agreement shall be amended to read as follows:

                                   APPENDIX B
                            INCREMENTAL ENERGY RATES

                                               Forecasted
                                               Incremental
                                              Energy Rates,
                      Year                      Btu/kWh
                      ----                    -------------
                      1984                        9,440
                      1985                        9,500

                      1986                        9,280
                      1987                        9,290
                      1988                        9,400

                      1989                        9,270
                      1990                        8,970
                      1991                        8,970

                      1992                        8,970
                      1993                        8,970
                      1994                        8,970

                      1995                        8,970
                      1996                        8,970
                      1997                        8,970

                      1998                        8,970

        J-8.  Appendix C to the Agreement shall be amended to read as follows:

                                   APPENDIX C
                                  TIME PERIODS

                                 Monday                           Sundays
                                 through                            and
                                Friday(2)       Saturdays(2)      Holidays
                                ---------       ------------      --------
Seasonal Period A
(May 1 through September 30)

    On-Peak                     12:30 p.m.
                                -6:30 p.m.

    Partial-Peak                 8:30 a.m.       8:30 a.m.
                               -12:30 p.m.     -10:30 p.m.

                                 6:30 p.m.
                               -10:30 p.m.

    Off-Peak                    10:30 p.m.      10:30 p.m.        All Day
                                -8:30 a.m.      -8:30 a.m.

Seasonal Period B
(October 1 through April 30)

    On-Peak                      4:30 p.m.
                                -8:30 p.m.

    Partial-Peak                 8:30 p.m.       8:30 a.m.
                               -10:30 p.m.     -10:30 p.m.

                                 8:30 a.m.
                                -4:30 p.m.

    Off-Peak                    10:30 p.m.      10:30 p.m.        All Day
                                -8:30 a.m.      -8:30 a.m.

- ---------------

1 This table is subject to change to accord with the on-peak, partial peak and off-peak periods as defined in PG&E's own rate schedules for the sale of electricity and to large industrial customers.

2 Except the following holidays: New Year's Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Veteran's Day, Thanksgiving, and Christmas, as said days are specified in Public Law 90-363 (5 U.S.C.A.
     Section 6103(a)).

        J-9     Appendix D to the Agreement shall be amended by inserting the following sentence on line 5 of page D-1:

        "The amount of capacity delivered in excess of firm capacity during Period 3 or scheduled and delivered in excess of firm capacity during Periods 1 and 2 will be considered as-delivered capacity and PGandE shall pay Seller for such as-delivered capacity in accordance with As-Delivered Capacity Payment Option 2 set forth herein."

        J-10    Appendix E to the Agreement shall be amended as follows:

        (a) Section E-1 shall be amended by inserting the following sentence on line 17 of page E-1:

                In the event that any of PGandE's peak months (currently June, July and August) shift into Period 1, the parties shall use best efforts to negotiate a mutually agreeable method of satisfying minimum performance requirements and determining the performance bonus factor.

        (b)     Section E-3 shall be amended to read as follows:

                PGandE shall schedule all outage periods for annual and periodic overhauls during Period 1. Outage periods for scheduled maintenance during any calendar year shall not exceed 840 hours (35 days) (including the number of hours of outage due to annual and periodic overhauls). This allowance may be used in increments of an hour or longer on a consecutive or nonconsecutive basis. Seller may accumulate unused maintenance hours from one 12-month period to another up to an aggregate of 1,080 hours (45 days). This accrued time must be used consecutively and may only be used for major overhauls. Seller shall provide PGandE with the following notices: 24 hours for scheduled outages of less than one day, one week for scheduled outages of one day or more (except for major overhauls), and six months for a major overhaul. Seller shall not schedule major overhaul during the peak months (presently June, July and August). Seller shall make reasonable efforts to schedule or reschedule routine maintenance outside the peak months and in no event shall outages for scheduled maintenance exceed 30 on-peak hours during the peak months. Seller shall confirm in writing to PGandE pursuant to
        Article 9, within 24 hours of the original notice, all notices Seller gives personally or by telephone for scheduled maintenance.

        (c)     Section E-5 shall be amended to read as follows:

E-5 FIRM CAPACITY PAYMENTS

        Once Seller's Facility has met the firm capacity availability test set forth in Appendix G, the firm capacity payments shall be calculated solely in the manner shown below. As used below in this section, month refers to a calendar month.

        The monthly payment for firm capacity for Periods 2 and 3 will be the product of the Period Price Factor (PPF), the Monthly Delivered Capacity (MDC), the appropriate capacity loss adjustment factor from Table E-1 based on the Facility's interconnection voltage, and the appropriate performance bonus factor, if any, from Table E-3, plus any allowable payment for outages due to scheduled maintenance.

        For Period 1, the monthly payment for firm capacity will be the product of the PPF, the firm capacity, the appropriate capacity loss adjustment factor from Table E-1 based on the Facility's interconnection voltage, the appropriate performance bonus factor, if any, from Table E-3 and the appropriate availability factor.

        The firm capacity price for Period 3 shall be applied to meter readings taken during the separate times and periods as illustrated in Appendix C.

        For Periods 1 and 3 the PPF is determined by multiplying the firm capacity price by the following Allocation Factors*:

                Allocation                   Firm                    PPF
                                X            ----       =
                  Factor                Capacity Price          ($/kW-month)
                                        --------------

Seasonal          .18540                --------------          ------------
Period A

Seasonal          .01043
Period B

- ----------------

* All allocation factors are subject to change by PGandE based on PGandE's marginal capacity cost allocation, as determined in general rate case proceedings before the CPUC. Seasonal Periods A and B are defined Appendix C.

         For Period 3 the MDC is determined in the following manner:

         (1) Determine the Performance factor (P), which is defined as the lesser of 1.0 or the following quantity:

                            A
                P = ------------------
                    C x (B-5) x (0.8*)      ((less than or equal to) 1.0)


Where:

         A = Total kilowatt-hours delivered during all on-peak and partial-peak hours in Period 3 excluding any energy associated with generation levels greater than the firm capacity.

         C =  Firm capacity in kilowatts.

         B =  Total on-peak and partial-peak hours in Period 3 during the month.

         S = Total on-peak and partial-peak hours in Period 3 during the month Facility is out of service on scheduled maintenance.

         * 0.8 reflects a 20% allowance for forced outage.

         (2) Determine the Monthly Capacity Factor (MCF), which is computed using the following expression:

                                          M
                        MCF = P x (1.0 - ---)
                                          D

Where:

         M = The number of hours in Period 3 during the month Facility is out of service on scheduled maintenance.

         D =  the number of hours in Period 3 in the month.

         (3)  Determine the MDC by multiplying the MCF by C;

Where:

         C =  Firm capacity in kilowatts:

                        MDC (kilowatts) = MCF x C

For Period 1, the Availability Factor is determined as follows:

        (1)     Determine the availability of the Facility during Period 1:

                        AV = 100 (H - T - SM) / (H-SM)

        H=      The number of hours in the month

        AV= The percent of the time the Facility is available to deliver energy as scheduled by PGandE during Period 1.

        T= Number of hours of the month during Period 1, other than scheduled maintenance hours, when the Facility is not available to deliver energy as scheduled by PGandE pursuant to Section 4(c) hereof.

        SM= Number of hours of the month during Period 1 when the Facility is not available to deliver energy due to scheduled maintenance.

        (2)     Determine the Availability Factor (AF).

When AV is less than 50 percent; then AF = 0.

When AV is greater than or equal to 50 percent; then AF is defined as the lesser of 1 or the following quantity.

              AF = (AV - 50) + 0.5    (less than or equal to 1.0)
                   ---------
                       60

        The monthly payment for firm capacity is then determined as follows:

For Period 1:

monthly    = PPF     X Firm       X Capacity      X Performance   X AF
payment                Capacity     Loss            Bonus
for firm                            Adjustment      Factor
capacity                            Factor

For Periods 2 and 3:

monthly    = PPF        X MDC           X Capacity        X Performance
payment                                   Loss              Bonus
for firm                                  Adjustment        Factor
capacity                                  Factor

        Furthermore, the payment for a month in which there is an outage for scheduled maintenance in Period 3 shall also include an amount equal to the product of the average hourly firm capacity payment(1) for the most recent month in the same type of Seasonal Period (i.e., Seasonal Period A or Seasonal Period B) during which deliveries were made(2) times the number of hours of outage for scheduled maintenance in the current month. Firm capacity payments will continue during the outage periods for scheduled maintenance provided that the provisions of Section E-3 are met.

        During a probationary period Seller's monthly payment for firm capacity shall be determined by substituting for the firm capacity, the capacity at which Seller would have met the minimum performance requirements. In the event that during the probationary period Seller does not meet the minimum performance requirements at whatever firm capacity was established for the previous month, Seller's monthly payment for firm capacity shall be determined by substituting the firm capacity at which Seller would have met the minimum performance requirements. The performance bonus factor shall not be applied during probationary periods.

                                   TABLE E-1

The Facility is non-remote(3) The firm capacity loss adjustment factors are as follows:

                                                Capacity Loss
        Interconnection Voltage               Adjustment Factor
        -----------------------               -----------------

        Transmission                                 .989

        Primary Distribution                         .991

        Secondary Distribution                       .991

        The following shall be the performance bonus factors applicable to the calculation of the monthly payments for firm capacity delivered by the Facility after it has demonstrated a firm capacity factor in excess of 85%.

- ---------------------

(1) Total monthly payment divided by the total number of hours in the monthly billing period.

(2) Firm capacity payments during the first month in Period A and Period B following the Firm Capacity Availability Date will be determined by PGandE based upon the Facility's performance during those months.

(3) As defined by the CPUC.

                                   TABLE E-3
                           PERFORMANCE BONUS FACTORS

                    DEMONSTRATED
                FIRM CAPACITY FACTOR            PERFORMANCE
                         (%)                    BONUS FACTOR
                --------------------            ------------
                          85                       1.000
                          90                       1.059
                          95                       1.118
                         100                       1.176

        After the Facility has delivered power during the span of all of the peak months on the PGandE system (presently June, July, and August) in any year
(span),

        (a) the firm capacity factor for each such month shall be calculated in the following manner:

                                             A
                FIRM CAPACITY FACTOR (%) = ----- x 100
                                           B x C


Where:
A = Total kilowatt-hours delivered by Seller in any peak month during all on-peak hours excluding any energy associated with generation levels greater than the firm capacity.
B =     Total on-peak hours during the month.
C =     Firm capacity in kilowatts.

        (b) the arithmetic average of the above firm capacity factors shall be determined for that span.

        (c) the average of the above arithmetic average firm capacity factors for the most recent span(s), not to exceed 5, shall be calculated and shall become the Demonstrated Firm Capacity Factor.

                To calculate the performance bonus factor for a Demonstrated Firm Capacity Factor not shown in Table E-3 use the following formula:

                           Demonstrated Firm Capacity Factor (%)
Performance Bonus Factor = -------------------------------------
                                            85%

                                   TABLE E-2

                          Firm Capacity Price Schedule
                          ----------------------------

                             (Levelized $/kW-year)

    Firm
  Capacity
Availability
    Date                        Number of Years of Firm Capacity Delivery
- -------------------------------------------------------------------------------------------------------------------------
   (Year)     1     2     3     4     5     6     7     8     9     10    11    12    13    14    15    20    25    30
- -------------------------------------------------------------------------------------------------------------------------
   1983       70    73    75    78    80    83    85    88    90    92    94    96    98   100   102   110   117   122

   1984       76    78    81    84    86    89    92    94    97    99   101   103   106   108   110   118   125   130

   1985       81    84    87    90    93    96    99   101   104   106   109   111   113   115   118   127   134   140

   1986       88    91    94    97   100   103   106   109   112   114   117   119   122   124   126   136   144   150

   1987       95    98   101   105   108   111   114   117   120   123   125   128   130   133   135   146   154   160

   1988      102   106   109   113   116   119   122   125   128   131   134   137   140   142   145   156   165   172

        3. Appendix K is hereby added to the Agreement and shall read as set forth here in its entirety:

                                   APPENDIX K
                                    TESTING

        The sole purpose of this Appendix is to describe the testing procedures under Seller's Contract for Generating Facility for purposes of Section J-1(e) of Appendix J. Except as provided in Paragraph (d) of Article 4 (under Appendix J), Seller may modify the testing procedures without the consent of PGandE, but Seller shall notify PGandE of any such modification.

        K-1.    Completion Test.  The Completion Test for the Facility is
satisfied when a designated representative of the construction Contractor and Seller certify all of the following:

        (a)     The completion of the firm capacity availability test;

        (b) The achievement of mechanical completion of the Facility and the ancillary and support facilities in accordance with final plans and specifications and the successful completion of all associated construction;

        (c) The achievement of successful test operations of the Facility as defined in Section K-3;

        (d) The facility shall demonstrate the ability to meet the emissions requirements of the Facility's Bay Area Air quality Management District
(BAAQMD) permit through the applicable BAQMD test imposed upon the Facility unless a permanent variance can be obtained from the BAAQMD to operate at demonstrated higher emissions levels while still meeting the performance requirements of Section K-1(c); and

        (e) At the option of Seller, demonstration for a maximum of one hour that the gas turbine can be operated at the gas turbine manufacturer's specified oil-fired base load firing condition on No. 2 distillate fuel oil and demonstration of the capability of the fuel oil delivery system.

        K-2.    Definitions.

        Hourly Corrected Electrical Generating Capacity (Kilowatts) is the combined gross output of the gas turbine and steam turbine-generators, measured at hourly intervals (excluding any readings rejected pursuant to Section K-3(d) at the generator terminals occurring at or corrected to the Guaranteed Operating Condition.

        Average Corrected Electrical Generating Capacity is the numerical average of the Hourly Corrected Electrical Generating Capacity over the period of the test. However, for the purposes of this definition the Hourly Corrected Electrical Generating Capacity for any hour is limited to the higher of 1) the Guaranteed Electrical Generating Capacity Band Upper Limit or 2) 103% of the resulting Average Corrected Electrical Generating Capacity.

        Guaranteed Electrical Generating Capacity Band is expected KW gross plant output plus-or-minus an allowance for measurement error.

        Hourly Corrected Fuel Consumption (Btu/hr) is the product of the fuel flow rate (1b/hr) measured at hourly intervals (excluding any readings rejected pursuant to Section K-3(d) and the measured fuel lower heating value (Btu/1b) for the natural gas supplied to the gas turbine when operating at or corrected to the Guaranteed Operating Condition.

        Hourly Corrected Heat Rate (Btu/kwh) is the Hourly Corrected Fuel Consumption divided by the Hourly Corrected Electrical Generating Capacity.

        Guaranteed Gross Plant Heat Rate Band is the expected gross plant heat rate plus-or-minus an allowance for measurement error.

        Demonstrated Process Team Flow Rate (1b/hr) is the lowest ten-minute average process steam flow rate measured at the plant boundary during up to four ten-minute test periods. These tests will be made at, or the results will be corrected to, the Guaranteed Operating condition (including and adjustment for any steam delivered to the gas turbine for NOx control in excess of 82,700 1b/hr). The test periods will occur during the 40-day period of Test 2 at times which are mutually agreed to by the Seller and the contractor.

        Guaranteed Process Team Flow Rate Band is the expected flow rate plus-or-minus an allowance for measurement error.

        Guaranteed Operating Condition. The Guaranteed Operating condition is defined as follows:

        (a)     Ambient air dry bulb temperature of 59F.

        (b)     Ambient air wet bulb temperature of 50F.

        (c) Gas turbine and steam turbine in a new and clean condition and operating at full load.

        (d) Gas turbine fueled by natural gas (with heat content measured as lower heating value) as specified in the fuel specification.

        (e) Process steam provided to Gilroy Foods at specified steam conditions.

        (f) Steam injected into the gas turbine combuster at a specified injection rate.

        (g) Return condensate received from Gilroy Foods at specified conditions.

        (h)     Evaporative cooler in operation (Above 50F dry bulb).

        (i)     Two circulating water pumps in operation.

        (j) Auxiliary power consumption to include only items related to cogeneration plant operation.

        (k) Generated electric power accepted by PGandE at the interface with an output power factor of not less than 0.9.

        (l)     Auxiliary boiler not in operation.

        (m) Operation within applicable air quality standards as specified in the BAAQMD permit for the Facility.

        K-3.    Completion Test.  The purpose of the Completion Test is to demonstrate the capability of the Facility to meet specified operating characteristics.

        The Completion Test include the performance, availability and functional demonstrations as listed in Table K-1. Test 1 and Test 2, parts A, B and E will be conducted at the Guaranteed Operating Condition to the extent practical. For Test 2, parts C and D and Test 3, operating parameters will be adjusted from the Guaranteed Operating Condition as necessary to achieve the desired demonstration.

        The Gas Turbine will have accumulated at least 100 fired hours of operation prior to the start of Test 1. The requirement does not apply to Test 2 or Test 3.

        (a) Correction of Test Data to Guaranteed Operating Condition. For Test 1 and Test 2, parts A, B and E and Test 3, if the operating condition in any hour varies from the Guaranteed Operating condition, correction factors will be applied to calculate the Hourly Corrected Electrical Generating Capacity, Hourly Corrected Fuel Consumption and Demonstrated Process Steam Flow Rate. Correction factors will be developed by the Contractor as part of the procedure for executing the test. These will include correction factors for variation in ambient wet bulb and dry bulb temperatures and barometric pressure, process steam flow, injection steam flow and return condensate flow and temperature. Corrections for degradation in performance over time will be applied. The correction factors will be developed based on established engineering thermodynamic principles and on performance projections of Equipment Vendors.

        The three tests listed in Table K-1 may be run in any sequence. Successfully completed tests are not required to be repeated following a subsequent unsuccessful attempt to pass any other of these three tests.

        (b) Performance Criteria. The following criteria shall be used to determine successful completion of the Tests 1, 2 and 3.

        Test 1. Test 1 has been successfully completed if the hourly Corrected Electrical Generating Capacity for each hour the 100 hour test is greater than or equal to the lower limit of the Guaranteed Electrical Generating Capacity Band and the Hourly Corrected Heat Rate for each hour the 100 hour test is less than or equal to the upper limit of the Guaranteed Gross Plant Heat Rate Band.

        Test 2. Test 2 has been successfully completed if the Average Corrected Electrical Generating Capacity for the period comprised of i) Test 2, Part A,
ii) The 18 hours per day of full load operation of Test 2, Part B and iii) Test 2, Part E (852 hours total) is greater than or equal to 90% of the lower limit of the Guaranteed Electrical Generating Capacity Band.

        Test 3. Test 3 has been successfully completed if the Demonstrated Process Steam Flow Rate is greater than or equal to the smaller of 1) the lower limit of the Guaranteed Process Steam Flow Rate Band or 2) the maximum steam flow which the Owner can accept, during up to four ten-minute periods during the 40-day period of Test 2.

        (c) Performance Criteria for Facility Incorporating Selective Catalytic Reduction (SCR). The Guaranteed Electrical Generating Capacity Band and the Guaranteed Gross Plant Heat Rate Band will be modified if an SCR system is installed because of a failure of the General Electric Quiet Combuster.

        (d) Instrumentation and Data. Permanent plant instrumentation supplemented as appropriate by temporary instrumentation supplied by the contractor shall be used for all required measurement. The contractor and Seller shall each be permitted to reject a total of five (5) hourly readings within the combined performance test period of Test 1 and Test 2, without affecting the validity of the demonstration.

        (e) Test Procedures and Test Codes. At least twelve months prior to the start of the Completion Test, the Contractor shall make available a procedure outlining the execution of the test. The Completion Test method will be consistent with generally accepted industry practices and established ASME Power Test Codes to the extent applicable and necessary to accomplish the Completion Test objective.

        K-4. Extended Warranty Performance Test. The purpose of the Extended Warranty Performance Test is to demonstrate the capability of the Facility to satisfy its Extended Warranty to performance. The Extended Warranty Performance Test will be a 100 hour test which is the same as Test 1 of the Completion Test as described in Section K-3. The measured test data will be corrected as described in Section K-3(A), including correction to account for expected degradation. The provisions of Sections K-3(d) and K-3(e) will apply to the Extended Warranty Performance Test.

        (f) Performance Criteria. The Extended Warranty Performance Test has been successfully completed if the Hourly Corrected Electrical Generating Capacity of each hour of the test does not fail below the lower limit of the Guaranteed Electrical Generating Capacity Band reduced by any electrical generating capacity short fall for which the Owner has received liquidated damages and that the Hourly Corrected Heat Rate for each hour of the test does not exceed the upper limit of the Guaranteed Gross Plant Heat Rate Band increased by any excess in heat rate for which the Owner has received liquidated damages Remedy, in the case of both the electrical generating capacity and the heat rate as adjusted to expected degradation over time and adjusted for any degradation resulting from oil-fired operation.

        IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed by their duly authorized representatives and it is effective as of the last date set forth below.

GILROY ENERGY COMPANY, INC.             PACIFIC GAS AND ELECTRIC COMPANY

BY:       [SIG]                         BY: /s/ Robert Ohlbach
    ----------------------------            ----------------------------
    Title: President                        ROBERT OHLBACH
                                            Vice President and General Counsel

                                                    FOR

BY:       [SIG]
    ----------------------------
    Title:                                  MALCOLM H. FURBUSH
                                            Executive Vice President

DATE SIGNED:  June 9, 1986              DATE SIGNED:  6- ???? - 86
              ------------------                      ------------------



12928/20

                                  AMENDMENT #3

                                THIRD AMENDMENT
                                       TO
                         "LONG-TERM ENERGY AND CAPACITY
                           POWER PURCHASE AGREEMENT"
                      DATED DECEMBER 19, 1983, AS AMENDED
                         JULY 18, 1985 AND JUNE 9, 1986

PACIFIC GAS AND ELECTRIC COMPANY ("PG&E") and GILROY ENERGY COMPANY ("Seller") in consideration of the mutual agreements hereinafter set forth, and other good and valuable considerations, hereby amend said Agreement as follows:

1.      Delete from Article 3(d), Page 5, Line 21, the following:

                "130,000 kW"

                and insert in lieu thereof --

                "140,000 kW"

2.      Delete from Article 3(f), Page 5, Line 27, the following:

                "July 1, 1985"

                and insert in lieu thereof --

                "August 31, 1986"

3. Incremental Energy Rate Band Widths in Table I on Pages 9 and 10 as shown.

                "Year           Incremental Energy Rate Band Widths
                -----           -----------------------------------
                 1987                           1600
                 1988                            100
                 1989                              0
                 1990                              0
                 1991                            100
                 1992                            100
                 1993                            200
                 1994                            200
                 1995                            200
                 1996                            300
                 1997                            300
                 1998                            300"

4. Insert the following information into Table B-3, Curtailment Option B, on Page B-18 as shown:


                                   "TABLE B-3

        Curtailment Option B:

                        Incremental           Upper                Lower
         Forecasted       Energy           Incremental          Incremental
        Incremental      Rate Band            Energy              Energy
          Energy        Width from          Rate Bound,         Rate Bound,
          Rates,         Article 4,           Btu/kWh             Btu/kWh
          Btu/kWh         Btu/kWh          [column (a)          [column (a)
Year        (a)             (b)         plus column (b) 1    minus column (b) 1
- ----    -----------     -----------     -----------------    ------------------
1984       9,440           -----              ------               -----
1985       9,500           -----              ------               -----

1986       9,280           -----              ------               -----
1987       9,290           1,600              10,890               7,690
1988       9,400             100               9,500               9,300

1989       9,270               0               9,270               9,270
1990       8,970               0               8,970               8,970
1991       8,970             100               9,070               8,870

1992       8,970             100               9,070               8,870
1993       8,970             200               9,170               8,770
1994       8,970             200               9,170               8,770

1995       8,970             200               9,170               8,770
1996       8,970             300               9,270               8,670
1997       8,970             300               9,270               8,670

1998       8,970             300               9,270               8,670"

5. Pursuant to the provisions of Section F-1, the following is hereby inserted as Appendix I to the Agreement:

                Attachment 1 of this Amendment 3 - PG&E Electric Rule 21 Effective June 20, 1984

6.      Delete from Section F-2 the following:

                "To be amended upon completion of interconnection studies."

                and insert in lieu thereof --

                Attachment 2 of this Amendment 3 - Point of Interconnection Location Sketch

7.       Delete from Section F-3 the following:

                 "To be set forth herein upon completion of interconnection studies by PG&E."

                 and insert in lieu thereof --

                 "The following interconnection facilities will be installed by PG&E for Seller pursuant to the Special Facilities Agreement dated June 10, 1986 and revised on March 29, 1988. Seller's responsibility for these facilities will be in accordance with the terms and conditions of that revised Special Facilities Agreement.

                          o 115 kV wood pole line from the dead-end take-off structure of the Facility to our Llagas substation.

                          o       Modifications to Llagas Substation.

                          o Reinforcement of the existing 115 kV tower line from Llagas substation to Metcalf substation.

                          o       Protection modification to our system.

                          o Metering instruments and telemetering transmitter and receiver.

                          o All land right-of-say requirements for the above work.

                          o Other miscellaneous labor and related equipment to accomplish the above work."

8.       Delete from Appendix H the following:

                 "TO BE AMENDED"

                 and insert in lieu thereof --

                 Attachment 3 of this Amendment - Sample Billing Calculations

IN WITNESS WHEREOF, the Parties hereto have caused this third Amendment to be executed by their duly authorized representatives and it is effective as of the last date set forth below.


                                        PACIFIC GAS AND ELECTRIC COMPANY

                                        By:  /s/ P. G. ROSPUT
                                            -------------------------------

                                        Name:  Paula G. Rosput

                                        Title: Manager - QF Contracts

                                        Date:  August 18, 1988


GILROY ENERGY COMPANY

By:  /s/ GEORGE G. PENDERGAST
    -------------------------------

Name: George G. Pendergast

Title: Cogen Operations Manager

Date:  7/20/88

                                  ATTACHMENT 1

                                       OF

                                  AMENDMENT 3

                               Electric Rule #21

                                   APPENDIX I

                           PGandE's ELECTRIC RULE #21

                            Effective June 20, 1984

Pacific Gas and Electric Company            Revised Cal. P.U.C. Sheet No. 8616-E
   San Francisco, California     Canceling Original Cal. P.U.C. Sheet No. 7693-C
- --------------------------------------------------------------------------------
              RULE NO. 21 -- NONUTILITY-OWNED PARALLEL GENERATION
              ---------------------------------------------------
This describes the minimum operation, metering and interconnection requirements for any generating source or sources paralleled with the Utility's electric system. Such source or sources may include, but are not limited to, hydroelectric generators, wind-turbine generators, steam or gas driven turbine generators and photovoltaic systems.

A.      GENERAL

        1. The type of interconnection and voltage available at any location and the Utility's specific interconnection requirements shall be determined by inquiry at the Utility's local office.

        2. The Utility's distribution and transmission lines which are an integral part of its overall system are distinguished by the voltages at which they are operated. Distribution lines are operated at voltages below 60 kv and transmission lines are operated at voltages 60 kv and higher.

        3. The Power Producer (Producer) shall ascertain and be responsible for compliance with the requirements of all governmental authorities having jurisdiction.

        4. The Producer shall sign the Utility's written form of power purchase agreement or parallel operation agreement before connecting or operating a generating source in parallel with the Utility's system.

        5. The Producer shall be fully responsible for the costs of designing, installing, owning, operating and maintaining all interconnection facilities defined in Section B.1.

        6. The Producer shall submit to the Utility, for the Utility's review and written acceptance, equipment specifications and detailed plans for the installation of all interconnection facilities to be furnished by the Producer prior to their purchase or installation. The Utility's review and written acceptance of the Producer's equipment specifications and detailed plans shall not be construed as confirming or endorsing the Producer's design or as warranting the equipment's safety, durability or reliability. The Utility shall not, be reason of such review or lack of review, be responsible for strength, details of design adequacy, or capacity of equipment built pursuant to such specifications, nor shall the Utility acceptance be deemed an endorsement of any such equipment.

        7. No generating source shall be operated in parallel with the Utility's system until the interconnection facilities have been inspected by the Utility and the Utility has provided written approval to the Producer.

        8. Only duly authorized employees of the Utility are allowed to connect Producer-installed interconnection facilities to, or disconnect the same from, the Utility's overhead or underground lines.

B.      INTERCONNECTION FACILITIES

        1. GENERAL: Interconnection facilities are all means required, and apparatus installed, to interconnect the Producer's generation with the Utility's system. Where the Producer desires to sell power to the Utility, interconnection facilities are also all means required, and apparatus installed, to enable the Utility to receive power deliveries from the Producer. Interconnection facilities may include, but are not limited to:

                a. connection, transformation, switching, metering, communications, control, protective and safety equipment; and

                b. any necessary additions to and reinforcements of the Utility's system by the Utility.

        2.      METERING

                a. A Producer desiring to sell power to the Utility shall provide, install, own and maintain all facilities necessary to accommodate metering equipment specified by the Utility. Such metering equipment may include meters, telemetering (applicable where deliveries to the Utility exceed 10 Mt) and other recording and communications devices as may be required for the reporting of power delivery date to the Utility. Except as provided for in Section B.2.b following, the Utility shall provide, install, own and maintain all metering equipment as special facilities in accordance with Section F.

                                                                (Continued)
- --------------------------------------------------------------------------------
Advice Letter No. 1025-E            Issued              Date Filed May 21, 1984
Decision No. 83-10-093           W.M. Gallavan          Effective June 20, 1984
                                 Vice-President         Resolution No._________
                          Rates and Economic Analysis

Pacific Gas and Electric Company             Revised Cal.P.U.C. Sheet NO. 8617-E
   San Francisco, California     Cancelling Original Cal.P.U.C. Sheet No. 7696-F

          RULE NO. 21 -- NONUTILITY-OWNED PARALLEL GENERATION (Cont'd.)

B.       INTERCONNECTION FACILITIES (continued)

         2.      METERING

                 b. The Producer may at its option provide, install, own and maintain current and potential transformers rated above 600 volts and a non-revenue type graphic recorder where applicable. Such metering equipment, its installation and maintenance shall be in conformance with the Utility's specifications.

                 c. The Utility's meters shall be equipped with detents to prevent reverse registration so that power deliveries to and from the Producer's equipment can be separately recorded.

         3.      CONTROL, PROTECTION AND SAFETY EQUIPMENT

                 a. GENERAL: The Utility has established functional requirements essential for safe and reliable parallel operation of the Producer's generation. These requirements provide for control, protective and safety equipment to:

                          (1) sense and properly react to failure and malfunction on the Utility's system;

                          (2) assist the Utility in maintaining its system integrity and reliability; and

                          (3) protect the safety of the public and the Utility's personnel.

                 b. Listed below are the various devices and features generally required by the Utility as a prerequisite to parallel operation of the Producer's generation:

        CONTROL, PROTECTION AND SAFETY EQUIPMENT GENERAL REQUIREMENTS(1)

                                                                    GENERATOR SIZE
                                        -----------------------------------------------------------------------
                                        10 kw or    11 kw to     41 kw to    101 kw to    401 kw to      over
Device or Feature                         Less       40 kw        100 kw      400 kw       1,000 kw    1,000 kw
- -----------------                       --------    --------     --------    ---------    ---------    --------
Dedicated Transformer                       -           X            X           X             X           X
Interconnection Disconnect Device           X           X            X           X             X           X
Generator Circuit Breaker                   X           X            X           X             X           X
Overvoltage Protection                      X           X            X           X             X           X
Undervoltage Protection                     -           -            X           X             X           X
Under/Over-frequency Protection             X           X            X           X             X           X
Ground Fault Protection                     -           -            X           X             X           X
Over-current Relay w/Voltage Restraint      -           -            -           -             X           X
Synchronizing                             Manual      Manual       Manual      Manual        Manual    Automatic
Power Factor or Voltage Regulation                                   X           X             X           X

                 c. DISCONNECT DEVICE: The Producer shall provide, install, own and maintain the interconnection disconnect device required by
Section 8.3.b at a location readily accessible to the Utility. Such device shall normally be located near the Utility's meter or meters for sole operation by the Utility. The interconnection disconnect device and its precise location shall be specified by the Utility. At the Producer's option and request, the Utility will provide, install, and maintain the disconnect device on the Utility's system as special facilities is accordance with Section F.

- ---------------

1. Detailed requirements are specified in the Utility's current operating, metering and equipment protection publications, as revised from time to time by the Utility and available to the Producer upon request. For a particular generator application, the Utility will furnish its specific control, protective and safety requirements to the Producer after the exact location of the generator has been agreed upon and the interconnection voltage level has been established.

2. This is a transformer interconnected with no other Producers and serving no other Utility customers. Although the dedicated transformer is not a requirement for generators rated 10 kw or less, its installation is recommended by the Utility.

3. This is a requirement for synchronous and other types of generators with stand-alone capability. for all such generators, the Utility will also require the installation of "reclose blocking" features on its system to block certain operations of the Utility's automatic line restoration equipment.


Advice Letter No. 1025-E         Issued By             Date Filed  May 21, 1984
Decision No.   83-10-093       W.M. Gallavan           Effective   June 20, 1984
                              Vice President           Resolution No.
                          Rates and Economic Analysis

Pacific Gas and Electric Company           Original Cal. P.U.C. Sheet No. 8618-E
   San Francisco, California      Cancelling ______ Cal. P.U.C. Sheet No. ______
- --------------------------------------------------------------------------------
         RULE NO. 21 -- NONUTILITY-OWNED PARALLEL GENERATION (Cont'd.)
         ---------------------------------------------------

B.      INTERCONNECTION FACILITIES (continued)

        4.      UTILITY SYSTEM ADDITIONS AND REINFORCEMENTS

                a. Except as provided for in Section B.5, all additions to and reinforcements of the Utility's system necessary to interconnect with and receive power deliveries from the Producer's generation will be provided, installed, owned and maintained by the Utility as special facilities in accordance with Section F. Such additions and reinforcements may include the installation of a Utility distribution or transmission line extension or the increase of capacity in the Utility's existing distribution or transmission lines. The Utility shall determine whether any such additions or reinforcements shall include an increment of additional capacity for the Utility's use in furnishing service to its customers. If so, then the costs of providing, installing, owning and maintaining such additional capacity shall be borne by the Utility and/or its customers in accordance with the Utility's applicable tariffs on file with and authorized by the California Public Utilities Commission (Commission).

                b. The Producer shall advance to the Utility its estimated costs of performing a preliminary or detailed engineering study as may be reasonably required to identify any Producer related Utility system additions and reinforcements. Where such preliminary or detailed engineering study involves analysis of the Utility's transmission lines (60 kv and higher), the Utility shall complete its study within twelve calendar months of receiving all necessary plans and specifications from the Producer.


        5. PRODUCER-INSTALLED UTILITY-OWNED LINE EXTENSIONS: The Producer may at its option provide and install an extension of the Utility's distribution or transmission lines where required to complete the Producer's interconnection with the Utility. Such extension shall be installed by contractors approved by the Utility and in accordance with its design and specifications. The Producer shall pay the Utility its estimated costs of design, administration and inspection as may be reasonably required to assure such extension is installed in compliance with the Utility's requirements. Upon final inspection and acceptance by the Utility, the Producer shall transfer ownership of the line extension to the Utility where thereafter it shall be owned and maintained as special facilities in accordance with Section F. This provision does not preclude the Producer from installing, owning and maintaining a distribution or transmission line extension as part of its other Producer-owned interconnection facilities.

        6. COSTS OF FUTURE UTILITY SYSTEM ALTERATIONS: The Producer shall be responsible for the costs of only those future Utility system alterations which are directly related to the Producer's presence or necessary to maintain the Producer's interconnection in accordance with the Utility's applicable operating, metering and equipment publication in effect when the Producer and the Utility entered into a written form of power purchase agreement. Alterations made at the Producer's expense shall specifically exclude increases of existing line capacity necessary to accommodate the other Producers or Utility customers. Such alterations may, however, include relocation or undergrounding of the Utility's distribution or transmission lines as may be ordered by a governments(1) authority having jurisdiction.

        7. ALLOCATION OF THE UTILITY'S EXISTING LINE CAPACITY: For two or more Producers seeking to use an existing line, a first come, first served approach shall be used. The first Producer to request an interconnection shall have the right to use the existing line and shall incur no obligation for costs associated with future line upgrades needed to accommodate other Producers or customers. The Utility's power purchase agreement shall specify the date by which the Producer must begin construction. If that date passes and construction has not commenced, the Producer shall be given 30 days to correct the deficiency after receiving a reminder from the Utility that the construction start-up date has passed. If construction has not commenced after the 30-day corrective period, the Utility shall have the right to withdraw its commitment to the first Producer and offer the right to interconnect on the existing line to the next Producer in order. If two Producers establish the right of first-in-time simultaneously, the two Producers shall share the costs of any additional line upgrade necessary to facility their cumulative capacity requirements. Costs shall be shared based on the relative proportion of capacity each Producer will add to the line.

                                                                     (Continued)
- --------------------------------------------------------------------------------
Advice Letter No. 1025-E         Issued By               Date Filed May 21, 1984
Decision No. 83-10-093         W. M. Gallavan            Effective June 20, 1984
                               Vice-President            Resolution No. ________
   JONE02(J18) p.3      Rates and Economic Analysis

Pacific Gas and Electric Company            Revised Cal. P.U.C. Sheet No. 8619-E
   San Francisco, California    Cancelling Original Cal. P.U.C. Sheet No. 7695-E
- --------------------------------------------------------------------------------
         RULE NO. 21 -- NONUTILITY-OWNED PARALLEL GENERATION (Cont'd.)
         ---------------------------------------------------

C. ELECTRIC SERVICE FROM THE UTILITY: If the Producer requires regular, supplemental, interruptible or standby service from the utility, the Producer shall enter into separate contractual arrangements with the Utility in accordance with the Utility's applicable electric tariffs on file with and authorized by the Commission.

D.      OPERATION

        1. PREPARALLEL INSPECTION: In accordance with Section A.7, the Utility will inspect the Producer's interconnection facilities prior to providing it with written authorization to commence parallel operation. Such inspection shall determine whether or not the Producer has installed certain control, protective and safety equipment to the Utility's specifications. Where the Producer's generation has a rated output in excess of 100 kw, the Producer shall pay the Utility its estimated costs of performing the inspection.

        2. JURISDICTION OF THE UTILITY'S SYSTEM DISPATCHER: The Producer's generation while operating in parallel with the Utility's system is at all times under the jurisdiction of the Utility's system dispatcher. The system dispatcher shall normally delegate such control to the Utility's designated switching center.

        3. COMMUNICATIONS: The Producer shall maintain telephone service from the local telephone company to the location of the Producer's generation. In the event such location is remote or unattended, telephone service shall be provided to the nearest building normally occupied by the Producer's generator operator. The Utility and the Producer shall maintain operating communications through the Utility's designated switching center.

        4. GENERATOR LOC: The Producer shall at all times keep and maintain a detailed generator operations log. Such log shall include, but not be limited to, information on unit availability, maintenance outages, circuit breaker trip operations requiring manual reset and unusual events. The Utility shall have the right to review the Producer's log.

        5. REPORTING ABNORMAL CONDITIONS: The Utility shall advise the Producer of abnormal conditions which the Utility has reason to believe could affect the Utility's operating conditions or procedures. The Producer shall keep the Utility similarly informed.

        6. POWER FACTOR: The Producer shall furnish reactive power as may be reasonably required by the Utility.

                a. The Utility reserves the right to specify that generators with power factor control capability, including synchronous generators, be capable of operating continuously at any power factor between 95 percent leading (absorbing vars) and 90 percent lagging (producing vars) at any voltage level within a 5.0 percent of rated voltage. For other types of generators with no inherent power factor control capability, the Utility reserves the right to specify the installation of capacitors by the Producer to correct generator output to near 95 percent leading power factor. The Utility may also require the installation of switched capacitors on its system to produce reactive support equivalent to that provided by operating a synchronous generator of the same size between 95 percent leading and 90 percent lagging power factor.

                b. Where either the Producer or the Utility determines that it is not practical for the Producer to furnish the Utility's required level of reactive power or when the Utility specifies switched capacitors in its system pursuant to Section D.6.o, the Utility will provide, install, own and maintain the necessary devices on its system in accordance with Section F.

E.      INTERFERENCE WITH SERVICE AND COMMUNICATION FACILITIES

        1. GENERAL: The Utility reserves the right to refuse to connect to any new equipment or to remain connected to any existing equipment of a size or character that may be detrimental to the Utility's operations or service to its customers.

                                                                     (Continued)
- --------------------------------------------------------------------------------
Advice Letter No. 1025-E         Issued By               Date Filed May 21, 1984
Decision No. 83-10-093         W. M. Gallavan            Effective June 20, 1984
                               Vice-President            Resolution No. ________
   JONE02(J18) p.4      Rates and Economic Analysis

Pacific Gas and Electric Company            Revised Cal. P.U.C. Sheet No. 8620-E
   San Francisco, California    Cancelling Original Cal. P.U.C. Sheet No. 7695-E
- --------------------------------------------------------------------------------
         RULE NO. 21 -- NONUTILITY-OWNED PARALLEL GENERATION (Cont'd.)
         ---------------------------------------------------

E.      INTERFERENCE WITH SERVICE AND COMMUNICATION FACILITIES (continued)

        2. The Producer shall not operate equipment that superimposes upon the Utility's system a voltage or current which causes interference with the Utility's operations, service to the Utility's customers or interference to communication facilities. If the Producer causes service interference to others, the Producer must diligently pursue and take corrective action at the Producer's expense after being given notice and reasonable time to do so by the Utility. If the Producer does not take timely corrective action, or continues to operate the equipment causing the interference without restriction or limit, the Utility may, without liability, disconnect the Producer's equipment from the Utility's system until a suitable permanent solution provided by the Producer is operational at the Producer's expense.

F.      SPECIAL FACILITIES

        1. Where the Producer requests the Utility to furnish interconnection facilities or where it is necessary to make additions to or reinforcements of the Utility's system and the Utility agrees to do so, such facilities shall be deemed to be special facilities and the costs thereof shall be borne by the Producer, including such continuing ownership costs as may be applicable.

        2. Special facilities are (a) those facilities installed at the Producer's request which the Utility does not normally furnish under its tariff schedules, or (b) a prorata portion of existing facilities requested by the Producer, allocated for the sole use of such Producer, which would not normally be allocated for such sole use. Unless otherwise provided by the Utility's filed tariff schedules, special facilities will be installed, owned and maintained or allocated by the Utility as an accommodation to the Producer only if acceptable for operation by the Utility and the reliability of service to the Utility's customers is not impaired.

        3. Special Facilities will be furnished under the terms and conditions of the Utility's "Agreement for Installation or Allocation of Special Facilities for Parallel Operation of Nonutility-owned Generation and/or Electrical Standby Service" (Form 79-280, effective June 1984) and its Appendix A, "Detail of Special Facilities Charges" (Form 79-702, effective June
                1984). Prior to the Producer signing such an agreement, the Utility shall provide the Producer with a breakdown of special facilities costs in a form having detail sufficient for the information to be reasonably understood by the Producer. The special facilities agreement will include, but is not limited to, a binding quotation of charges to the Producer and the following general terms and conditions:

                a. Where facilities are installed by the Utility for the Producer's use as special facilities, the Producer shall advance to the Utility its estimated installed cost of the special facilities. The amount advanced is subject to the monthly ownership charge applicable to customer-financed special facilities as set forth in
                        Section I of the Utility's Rule No. 2.

                b. At the Producer's option, and where such Producer's generation is a qualifying facility(4) and the Producer has established credit worthiness to the Utility's satisfaction, the Utility shall finance those special facilities it deems to be removable and reusable equipment. Such equipment shall include, but not be limited to, transformation, disconnection and metering equipment.

                c. Existing facilities allocated for the Producer's use as special facilities and removable and reusable equipment financed by the Utility in accordance with Section F.3.b are subject to the monthly ownership charge applicable to Utility-financed special facilities as set forth in
                        Section I of Rule 2.

- ------------------------
(4) A qualifying facility is one which meets the requirements established by the Federal Energy Regulatory Commission's rules (18 Code of Federal Regulations
292) implementing the Public Utility Regulatory Policies Act of 1978 (16 U.S.C.A. 796, et seq.).

                                                                     (Continued)
- --------------------------------------------------------------------------------
Advice Letter No. 1025-E         Issued By               Date Filed May 21, 1984
Decision No. 83-10-093         W. M. Gallavan            Effective June 20, 1984
                               Vice-President            Resolution No. ________
   JONE02(J18) p.5      Rates and Economic Analysis

Pacific Gas and Electric Company           Original Cal. P.U.C. Sheet No. 8621-E
   San Francisco, California      Cancelling ______ Cal. P.U.C. Sheet No. ______
- --------------------------------------------------------------------------------
         RULE NO. 21 -- NONUTILITY-OWNED PARALLEL GENERATION (Cont'd.)
         ---------------------------------------------------

F.      SPECIAL FACILITIES (continued)

                d. Where the Producer elects to install and deed to the Utility an extension of the Utility's distribution or transmission lines for use as special facilities in accordance with Section 8.5, the Utility's estimate of the installed cost of such extension shall be subject to the monthly ownership charge applicable to customer-financed special facilities as set forth in
                        Section I of the Rule No. 2.

        4. Where payment or collection of continuing monthly ownership charges is not practicable, the Producer shall be required to make an equivalent one-time payment in lieu of such monthly charges.

        5. Costs of special facilities borne by the Producer may be subject to downward adjustment when such special facilities are used to furnish permanent service to a customer of the Utility. This adjustment will be based upon the extension allowance or other such customer allowance which the Utility would have utilized under its then applicable tariffs if the special facilities did not otherwise exist. In no event shall such adjustment exceed the original installed cost of that portion of the special facilities used to serve a new customer. An adjustment, where applicable, will consist of a refund applied to the Producer's initial payment for special facilities and/or a corresponding reduction of the ownership charge.

G. EXCEPTIONAL CASES: Where the application of this rule appears impractical or unjust, the Producer may refer the matter to the Commission for special ruling or for the approval of special conditions.

H. INCORPORATION INTO POWER PURCHASE AGREEMENTS: Pursuant to Decision No. 83-10-093, if in accordance with Section A.4 the Producer enters into a written form of power purchase agreement with Utility, a copy of the Rule No. 21 in effect on the date of execution will be appended to, and incorporated by reference into, such power purchase agreement. The Rule appended to such power purchase agreement shall then be applicable for the term of the Producer's power purchase agreement with the Utility. Subsequent revisions to this rule shall not be incorporated into the rule appended to such power purchase agreement.

- --------------------------------------------------------------------------------
Advice Letter No. 1025-E         Issued By               Date Filed May 21, 1984
Decision No. 83-10-093         W. M. Gallavan            Effective June 20, 1984
                               Vice-President            Resolution No. ________
   JONE02(J18) p.6      Rates and Economic Analysis

                                  ATTACHMENT 2

                                       OF

                                  AMENDMENT 3

                    Point of Interconnection Location Sketch

                 F-2  POINT OF INTERCONNECTION LOCATION SKETCH





                   [POINT OF INTERCONNECTION LOCATION SKETCH]





                                      F-3                       S.O. #4
                                                                December 5, 1983

                                  ATTACHMENT 3

                                       OF

                                  AMENDMENT 3

                          Sample Billing Calculations

                                   APPENDIX H

                          Sample Billing Calculations


1. Assumptions and Sample Billing for October 1988, Pursuant to the Standard Offer No. 4 Agreement.

2. Assumptions and Sample Calculation for the 1988 Year-End Adjustment, Pursuant to Energy Payment Option 3 of the Standard Offer No. 4 Agreement.

3.      Assumptions and Sample Billing for March 1988, Pursuant to Appendix J.

4. Assumptions and Sample Billing for October 1988, Pursuant to Appendix J (Scheduled to Run During Period 2).

5. Assumptions and Sample Billing for October 1988, Pursuant to Appendix J (Scheduled not to Run During Period 2).

All sample billings and calculations represent PG&E's current interpretation of the terms and conditions of this Agreement but are not intended to be a commitment on the part of the Parties.

                  Standard Offer #4 Sample Billing Assumptions


Month:  October, Period A (21 weekdays, 5 Saturdays & 5 Sundays)

Generation                              Hours           Gen (kW-hr)
- ----------                              -----           -----------
  On Peak               Weekday          126            15,138,432
  Part Peak             Weekday          147            17,364,672
  Off Peak              Weekday          147            17,631,821
                        Weekend          200            24,043,392
  Super Off Peak        All days         124            14,871,283
                                         ---            ----------
  Total                                  744            89,049,600

Capacity Assumptions
- --------------------
  Firm:  120 MW (current allocation factors)
  As-Delivered in Excess of Firm:  Option 2
  Bonus:  4 percent
  Term:  30 years
  Firm Capacity Availability:  1988
  Capacity Price: $172/kW-yr
  Capacity Loss Adjustment:  0.989
  As-Delivered Capacity Price:  $102/kW-yr (current allocation)
  Scheduled Maintenance Hours:  0

Energy Assumption
- -----------------
  Option 3

  Curtailment Option B (no curtailment in October)

  Current Assumption for G-55, Revenue Requirement for Cash
    Working Capital, IER and Geothermal Adder


                       Generation in Excess of 120,000 kW
                       ----------------------------------
                                                Gen. (kW-hr)
                                                -----------
                On Peak            Weekday         13,100
                Part Peak          Weekday         15,000
                Off Peak           Weekday        128,000
                Super Off Peak     All Days        36,000

- --------------------------------------------------------------------------------
                        PACIFIC GAS AND ELECTRIC COMPANY
               STATEMENT OF CAPACITY AND ELECTRIC POWER PURCHASED
- --------------------------------------------------------------------------------
ACCOUNT NUMBER:  JTK-T2-10001                           DATE:  NOVEMBER 30, 1988
- --------------                                          ----
                 MAILING ADDRESS:       Gilroy Energy Company, Inc.
                                        Attn:  President
                                        1350 Pacheco Pass Highway
                                        Gilroy, CA 95020

                  REMIT CHECK TO:       Gilroy Energy Company, Inc.
                                        Attn:  President
                                        1350 Pacheco Pass Highway
                                        Gilroy, CA 95020
- --------------------------------------------------------------------------------
Payment computations are in accordance with the Power Purchase Agreement between Gilroy Energy Company, Inc. (thermal facility in Gilroy) and PGandE dated December 19, 1983.

                              METERING INFORMATION
                              --------------------
Net Energy Delivered
- --------------------
                        Read       Read       Diff.     Const.   Killowatthours
                        ----       ----       -----     ------   --------------

Billing Period          10/31/88   10/1/99
Meter No. 6890T7          4857.9    3621.1    1236.8    72,000     89,049,600

Payment Calculation for Net Energy
- ----------------------------------
Billing Period:  October 1 - 31, 1988
- --------------
                                Energy Delivered      Rate
                % Delivered        To PGandE        Period A      Payment
                -----------     ----------------    --------      -------
On Peak:           17.0            15,138,432        $.03100    $469,291.79
Partial Peak:      19.5            17,364,672         .03032     526,496.56
Off Peak:          46.8            41,675,213         .02916   1,215,249.21
Super Off Peak:    16.7            14,871,283         .02707     402,565.23
                                   ----------                 -------------
                                   89,049,600                 $2,613,603.49

Payment Calculation for Capacity
- --------------------------------
              32,475,004
F = ----------------------------   =         1.00
    120,000 x (275 - 0) x (1-.2)                  (F not to exceed 1.0)
     Therefore F =     1.00
          Factor =     1.00 x (1.0 - 0/744)=           1.00
Monthly Delivered Capacity =       120,000 x 1.00 = 120,000 kw

Period A:      120,000 kw x $172 x .166275 x .989 x   1.040 = $3,529,931.53

Payment Calculation for As Delivered Capacity
- ---------------------------------------------
                KWH's Delivered                         Allocation
                to PGandE Above             Loss Adj.     Factors    Payment
                Firm Capacity      F.S.C     Factor      Period A    (Cents)
                ---------------    -----    ---------   ----------   -------
On Peak:             13,100         102        .989       .11210     148,140
Partial Peak:        15,000         102        .989       .01510      22,849
Off Peak:           128,000         102        .989       .00000           0
Super Off Peak:      36,000         102        .989       .00000           0
                                                                     -------
                                                                     170,989

As Delivered Capacity Payment                                =     $1,709.85

Total Capacity Payment = $3,529,931.52 + 1,709,89            = $3,531,641.41

Total Energy Payment                                         =  2,613,603.09
                                                               -------------
Total Amount Due                                             = $6,145,244.50


                                  D. A. BRAND

Power Control
3/10/1987
J. Kovnas

          1988 Year-End Adjustment Pursuant to Energy Payment Option 3

                             GILROY ENERGY COMPANY
                             ---------------------


        Shown below is an example of an annual calculation of Gilroy Energy Company's energy payment adjustment in accordance with Article 4 of the Power Purchase Agreement (PPA).

                                               B
Derived Incremental Energy Rate (DIER) = -------------
                                             A x C

Where:

                A = The total kWh delivered by Gilroy Energy Company during the calendar year, excluding any kWh delivered when Gilroy Energy Company was asked to curtail deliveries under Curtailment Option B.

                B = The total kWh dollars paid for the energy described for A above.

                C = The weighted average price paid during the calendar year by PG&E's Electric Department for oil and natural gas for PG&E's fossil steam plants, expressed in $/Btu on a gas Btu basis.

        If the DIER is between the upper and lower Incremental Energy Rate Bounds specified for that year in Table B-3 of the PPA for the curtailment option selected by Gilroy Energy Company, no additional payment is due either Party.

        If the DIER is below the lower Incremental Energy Rate Bound, PG&E shall pay Gilroy Energy Company an amount calculated as follows:

                (Lower Incremental Energy Rate Bound - DIER) (A) (C)

        If the DIER is above the upper Incremental Energy Rate Bound, Gilroy Energy Company shall pay PG&E an amount calculated as follows:

                (DIER - Upper Incremental Energy Rate Bound) (A) (C)

        Therefore, for the period covering 1/1/88 to 12/31/88, the annual calculation is as follows:

                 $32,328,174.00
        DIER = ----------------------------
                    775,599,916 kWh x 2.654/MM Btu

             =           10,847 Btu/kWh

        Since the DIER is above the upper (9,500) Incremental Energy Rate Bound, additional payment due PG&E is calculated.

             = (         10,847 - 9,500) x 775,559,916 x 2.654 / MM Btu

             =    $2,772,721.61


Power Control
  11/10/87

                     Appendix J Sample Billing Assumptions
                                    Period 1


Month:  March, Period B (23 weekdays, 4 Saturdays & 4 Sundays)

Generation                              Hours           Gen (kW-hr)
- ----------                              -----           -----------
  Part Peak             Weekday          299            35,280,000
  Off Peak              Weekday          161                     0
                        Weekend          160                     0
  Super Off Peak        All days         124                     0
                                         ---            ----------
  Total                                  744            35,280,000

Capacity Assumptions
- --------------------
  Firm Capacity:  120 MW (current allocation factors)
  Current Price:  $160/kW-yr
  As-Delivered in Excess of Firm:  Option 2
  Bonus:  4 percent (from 1987)
  Term:  30 years
  Firm Capacity Availability:  1987
  Capacity Loss Adjustment:  0.989
  As-Delivered Capacity Price:  $102/kW-yr (current allocation)
  Delivered all hours at appropriate levels when scheduled by PGandE Forced Outage = 40 hours off peak
  Scheduled Maintenance:  40 hours off peak

Energy Assumption
- -----------------
  Payment Heat Rate at 100%:  8,550 Btu/kW-hr
  G-55 = $3/MMBtu (current month)
  Scheduled Dispatch:  23 days, @ 100%

Startup Assumptions
- -------------------
  No. Startup = 23
  Price of G-55 = $3/MMBtu (preceding month)
  Price of gas in July 1985 = $5.229/MMBtu

- ------------------------------------------------------------------------------
                        PACIFIC GAS AND ELECTRIC COMPANY
               STATEMENT OF CAPACITY AND ELECTRIC POWER PURCHASED
- ------------------------------------------------------------------------------
ACCOUNT NUMBER:  JTK-T2-10001                   DATE:   APRIL 30, 1988
- --------------                                  ----

                 MAILING ADDRESS:       Gilroy Energy Company, Inc.
                                        Attn: President
                                        1350 Pacheco Pass Highway
                                        Gilroy, CA 95020

                 REMIT CHECK TO:        Gilroy Energy Company, Inc.
                                        Attn: President
                                        1350 Pacheco Pass Highway
                                        Gilroy, CA 95020
- ------------------------------------------------------------------------------
Payment computations are in accordance with the Power Purchase Agreement between Gilroy Energy Company, Inc. (thermal facility in Gilroy) and PGandE dated December 19, 1983.

Billing Period:   March 1 - 31, 1988


                              METERING INFORMATION
                              --------------------

Net Energy Delivered
- --------------------    Read        Read      Diff.     Const.    Kilowatthours
                        ----        ----      -----     ------    -------------
Billing Period          3/31/88     3/1/88
Meter No. 6890T7          903.2      413.2     490      72,000      35,280,000


                                                  Energy Delivered
                                % Delivered          To PGandE
                                -----------       ----------------
            Partial Peak:         100.0             35,280,000
            Off Peak:                .0                      0
            Super Off Peak:          .0                      0
                                                    ----------
                                                    35,280,000

Payment Calculation for Net Energy and Start-ups during Period 1
- -------------------------------------------------------------------

Energy Payment
- --------------

Energy Delivered                        Heat Rate
   To PGandE            $/MMBTU         BTU/KWH         Payment
- ----------------        -------         ---------       -------
    35,280,000             3            8,550           $904,932.00


Start-up Payment
- ----------------

                        Start-up        $/MMBTU$ [div]
Total Start-ups          Charge         $5.229/MMBTU$$       Payment
- ------------------      --------        --------------       -------
        23               $6,500         3 [div] 5.229        $85,771.66

  $ Weighted average price paid during previous month by PGandE's Electric
    Department for oil and natural gas for PGandE's fossil steam plants.

 $$ Average price paid during July 1985 by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants.

Payment Calculation for Capacity
- --------------------------------

Firm Capacity Availability
- --------------------------

 I.     AV = 100 (H-T-SM) / (H-SM)
           = 100 (744-40-40)/744-40)
        AV = 94.3%

II.     AF = ((AV-50)/60) + 0.5
           = ((94.3 - 50)/60) + 0.5
        AF = 1.24 (AF not to exceed 1.0)
           Therefore; AF = 1.0

Firm Capacity Payment
- ---------------------

Capacity Payment = PPF  x  Firm  x  Capacity  x  Performance  x  AF
                         Capacity     Loss          Bonus
                                   Adjustment

           = $.06 (.0003917 x $160) x 120,000 x .989 x 1.04 x 1.0 = $7,405.63

Payment Calculation for As Delivered Capacity
- ---------------------------------------------

                     KWH's Delivered                            Allocation
                     to PGandE Above              Loss Adj.       Factors          Payment
                      Firm Capacity     F.S.C.     Factor        Period B          (Cents)
                     ---------------    ------    ---------     -----------        -------
Partial Peak:             15,000         102        .989          .00010               151
Off Peak:                      0         102        .989          .00000                 0
Super Off Peak:                0         102        .989          .00000                 0
                                                                               -----------
                                                                                       151

As Delivered Capacity Payment                                             =    $      1.51
Total Capacity Payment  =    =   $7,405.63  +   $1.51                     =    $  7,407.14
Total Energy Payment                                                      =     904,932.00
Total Start-up Payment                                                    =      85,771.66
                                                                               -----------
                                                Total Amount Due          =    $998,110.80

                                  D. A. BRAND


Power Control
  4/9/1987
J. Kovnas

                     Appendix J Sample Billing Assumptions
                                Periods 2 and 3

Month: October, Period A (21 weekdays, 5 Saturdays & 5 Sundays)


Generation                              Hours      Gen (kW-hr)
- ----------                              -----      -----------
 On Peak                Weekday          126       15,054,480
 Part Peak              Weekday          147       17,279,280
 Off Peak               All days         347       34,261,920
 Super Off Peak         All days         124        7,564,320
                                         ---       ----------
 Total                                   744       74,160,000

Capacity Assumptions
- --------------------

 Firm: 120 MW (current allocation factors)
 As-Delivered in Excess of Firm: Option 2
 Bonus: 4 percent
 Term: 30 years
 Firm Capacity Availability: 1988
 Capacity Price: $172/kW-yr
 Capacity Loss Adjustment: 0.989
 As-Delivered Capacity Price: $102/kW-yr (current allocation)
 Delivered all hours at appropriate levels when scheduled by PGandE including 11 p.m. to 5 a.m. designated as six contiguous off peak hours (except forced outage).
 Forced Outage: 40 hours in super off peak
 Scheduled Maintenance Hours: 0

Energy Assumption
- ------------------

 G-55 = $3/MMBtu (current month)
 Scheduled at 100%, 24 hours per day
 Payment IER: 9,400 Btu/kW-hr
 Adder for 1988: 17 percent

Shutdown Assumptions
- --------------------

 No. of Shutdowns: 0

- ------------------------------------------------------------------------------
                        PACIFIC GAS AND ELECTRIC COMPANY
               STATEMENT OF CAPACITY AND ELECTRIC POWER PURCHASED
- ------------------------------------------------------------------------------
ACCOUNT NUMBER:  JTK-T2-10001                   DATE:   NOVEMBER 30, 1988
- --------------                                  ----

                 MAILING ADDRESS:       Gilroy Energy Company, Inc.
                                        Attn: President
                                        1350 Pacheco Pass Highway
                                        Gilroy, CA 95020

                 REMIT CHECK TO:        Gilroy Energy Company, Inc.
                                        Attn: President
                                        1350 Pacheco Pass Highway
                                        Gilroy, CA 95020
- ------------------------------------------------------------------------------
Payment computations are in accordance with the Power Purchase Agreement between Gilroy Energy Company, Inc. (thermal facility in Gilroy) and PGandE dated December 19, 1983.

Billing Period:   October 1 - 31, 1988
- --------------

                              METERING INFORMATION

Net Energy Delivered
- --------------------    Read        Read      Diff.     Const.    Kilowatthours
                        ----        ----      -----     ------    -------------
Billing Period         10/31/88     10/1/88
Meter No. 6890T7         2361.3      1331.3   1030.0    72,000       74,160,000


                                                  Energy Delivered
                                % Delivered          To PGandE
                                -----------       ----------------
            On Peak:               20.3             15,054,480
            Partial Peak:          23.3             17,279,280
            Off Peak:              46.2             34,261,920
            Super Off Peak:        10.2              7,564,320
                                                    ----------
                                                    74,160,000

Payment Calculation for Net Energy and Shutdowns during Periods 2 and 3
- -------------------------------------------------------------------------

Energy Payment
- --------------

 I.  Excluding deliveries scheduled during 6 contiguous off peak hours:

Energy Delivered                          IER
   To PGandE            $/MMBTU         BTU/KWH         Adder         Payment
- ----------------        -------         ---------       -------       -------
    63,541,788             3            9,400            1.17       $2,096,497.75


II.  Deliveries scheduled during 6 contiguous off peak hours:

Energy Delivered                          IER
   To PGandE            $/MMBTU         BTU/KWH         Payment
- ----------------        -------         ---------       -------
    10,618,212             3            9,400             $299,433.58

                                Total Energy Payment    $2,395,931.33




Shutdown Payment
- ----------------

                        Shutdown        $/MMBTU$ [div]
Total Shutdowns          Charge         $5.229/MMBTU$$       Payment
- ------------------      --------        --------------       -------
        0                $1,000         3 [div] 5.229        $.00

  $ Weighted average price paid during previous month by PGandE's Electric
    Department for oil and natural gas for PGandE's fossil steam plant.

 $$ Average price paid during July 1985 by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants.

Capacity Payment Calculation
- ----------------------------

P =        32,305,660        =       1.00
  ----------------------------
  120,000 x (273 - 0) x (1-.2)       (P not to exceed 1.0)

    MCF =       1.00 x (1.0-0/744)   =   1.00

Monthly Delivered Capacity   =       120,000 kw x 1.00 = 120,000 kw

Firm Capacity Payment

Period A:       120,000 x $172 x .166275 x .989 x 1.040 = $3,529,931.52


Payment Calculation for As Delivered Capacity
- ---------------------------------------------

                      KWH Delivered                             Allocation
                     to PGandE Above              Loss Adj.       Factors          Payment
                      Firm Capacity     F.S.C.     Factor        Period A          (Cents)
                     ---------------    ------    ---------     -----------        -------
On Peak:                  13,100         102        .989          .11210           148,140
Partial Peak:             15,000         102        .989          .01510            22,849
Off Peak:                128,000         102        .989          .00000                 0
Super Off Peak:                0         102        .989          .00000                 0
                                                                             -------------
                                                                                   170,989

As Delivered Capacity Payment                                             =       1,709.89
Total Capacity Payment  =    $3,529,931.52 + 1,709.89                     =  $3,531,641.41
Total Energy Payment                                                      =   2,395,931.33
Total Shutdown Payment                                                    =            .00
                                                                             -------------
                                                Total Amount Due          =  $5,927,572.74

                                  D. A. BRAND


Power Control
  4/9/1987
J. Kovnas

                     Appendix J Sample Billing Assumptions
                                Periods 2 and 3


Month: October, Period  (21 weekdays, 5 Saturdays & 5 Sundays)

Generation                             Hours      Gen (kW-hr)
- ----------                             -----      -----------
On Peak                 Weekday         126       15,050,448
Part Peak               Weekday         147       17,336,592
Off Peak                All days        347       31,116,960
Super Off Peak          All days        124                0
                                        ---       ----------
Total                                   744       63,504,000

Capacity Assumptions

         Firm:  120 MW (current allocation factors)
         As-Delivered in Excess of Firm:  Option 2
         Bonus:  4 percent
         Term:  30 years
         Firm Capacity Availability:  1988
         Capacity Price:  $172/kW-yr
         Capacity Loss Adjustment:  0.989
         As-Delivered Capacity Price: $102/kW-yr (current allocation) Delivered all hours at appropriate levels when scheduled by PGandE
           (Deliveries were not made during the scheduled six contiguous off peak hours.
         Forced Outage:  40 hours in super off peak
         Scheduled Maintenance Hours:  0

Energy Assumption

         G55 = $3 MMBtu (current month)
         Scheduled at 100% except 6 hours per night each day of the month
           (Period 2) where no deliveries were scheduled.
         Payment IER:  9,400 Btu/kW-hr
         Adder for 1988:  17 percent

Shutdown Assumptions

         No. of Shutdowns:  31
         Price of G-55:  $3/MMBtu (preceding month)
         Price paid for oil and gas in July 1985: $5.229/MMBtu

- --------------------------------------------------------------------------------
                        PACIFIC GAS AND ELECTRIC COMPANY
               STATEMENT OF CAPACITY AND ELECTRIC POWER PURCHASED
- --------------------------------------------------------------------------------
ACCOUNT NUMBER:  JTK-T2-10001                           DATE:  NOVEMBER 30, 1988
- --------------                                          ----
                 MAILING ADDRESS:       Gilroy Energy Company, Inc.
                                        Attn:  President
                                        1350 Pacheco Pass Highway
                                        Gilroy, CA 95020

                  REMIT CHECK TO:       Gilroy Energy Company, Inc.
                                        Attn:  President
                                        1350 Pacheco Pass Highway
                                        Gilroy, CA 95020
- --------------------------------------------------------------------------------
Payment computations are in accordance with the Power Purchase Agreement between Gilroy Energy Company, Inc. (thermal facility in Gilroy) and PGandE dated December 19, 1983.

Billing Period:  October 1 - 31, 1988

                              METERING INFORMATION
                              --------------------
Net Energy Delivered
- --------------------
                        Read       Read       Diff.     Const.   Killowatthours
                        ----       ----       -----     ------   --------------

Billing Period        10/31/88    10/1/88
Meter No. 6890T7         996.0      114.0     882.0     72,000     63,504,000

                                                Energy Delivered
                                % Delivered        To PGandE
                                -----------     ----------------
                On Peak:           23.7            15,050,448
                Partial Peak:      27.3            17,336,592
                Off Peak:          49.0            31,116,960
                Super Off Peak:       0                     0
                                                   ----------
                                                   63,504,000

Payment Calculation for Net Energy and Shutdowns for Period 2 and 3
- -------------------------------------------------------------------

Energy Payment
- --------------

Energy Delivered                       IER
   To PGandE            $/MMBTU      BTU/KWH     Adder          Payment
- ----------------        -------      -------     -----       -------------
   63,504,000              3          9,400       1.17       $2,095,250.98

Shutdown Payment
- ----------------

                        Shutdown        $/MMBTU$ divided by
Total Shutdowns          Charge           $5.299/MMBTU$$         Payment
- ---------------         --------        -------------------     ----------
      31                 $1,000         3 divided by 5.229      $17,785.43


 $ Weighted average price paid during previous month by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants.

$$ Average price paid during July 1985 by PGandE's Electric Department for oil and natural gas for PGandE's fossil steam plants.

Capacity Payment Calculation
- ----------------------------

P =          32,358,940          =      1.00
    ----------------------------
    120,000 x (273 - 0) x (1-.2)        (P not to exceed 1.0)

      MCF =       1.00 x (1.0-0/744)    =   1.00

Monthly Delivered Capacity =   120,000 kw x 1.00 = 120,000 kw

Firm Capacity Payment

Period A:   120,000 x .166275 x  $172 x  .989 x  1.040  =  $3,529,931.52

Payment Calculation for As Delivered Capacity
- ---------------------------------------------

                    KWH's Delivered                              Allocation
                    to PGandE Above                 Loss Adj.      Factor           Payment
                    Firm Capacity         F.S.C.      Factor      Period A          (Cents)
                    ---------------       ------    ---------    ----------         -------
On Peak:                13,100             102         .989        .11210              148,140
Partial Peak:           15,000             102         .989        .01510               22,849
Off Peak:              128,000             102         .989        .00000                    0
Super Off Peak:              0             102         .989        .00000                    0
                                                                                   -----------
                                                                                       170,989

As Delivered Capacity Payment                                               =        $1,709.89

Total Capacity Payment =   $3,529,931.52  +  $1,709.89                      =    $3,531,641.41

Total Energy Payment                                                        =     2,095,250.98

Total Shutdown Payment                                                      =        17,785.43
                                                                                 -------------
                           Total Amount Due                                 =    $5,644,677.82

                                  D. A. BRAND



Power Control
   4/9/1987
  J. Kovnas

                                  AMENDMENT #4

                                FOURTH AMENDMENT
                                     TO THE
                         LONG-TERM ENERGY AND CAPACITY
                            POWER PURCHASE AGREEMENT
                                    BETWEEN
                             GILROY ENERGY COMPANY
                                      AND
                        PACIFIC GAS AND ELECTRIC COMPANY


        THIS FOURTH AMENDMENT is by and between PACIFIC GAS AND ELECTRIC COMPANY ("PG&E"), a California corporation, and GILROY ENERGY COMPANY, a California limited partnership ("Seller" or "GEC"). PG&E and Seller are sometimes referred to herein collectively as the "parties" and individually as "party."

                                    RECITALS

        A. There is a LONG-TERM ENERGY AND CAPACITY POWER PURCHASE AGREEMENT BETWEEN GILROY FOODS, INC. AND PACIFIC GAS AND ELECTRIC COMPANY, signed by Gilroy Foods, Inc. and PG&E on December 19, 1983 (the "Agreement") for the 130,000 kw gas-fired cogeneration facility located at Gilroy Foods, Inc., Pacheco Pass Highway, Gilroy, California (the "Facility"); and

        B. The Agreement was amended by the FIRST AMENDMENT TO THE LONG-TERM ENERGY AND CAPACITY POWER PURCHASE AGREEMENT BETWEEN GILROY FOODS COMPANY AND PACIFIC GAS AND ELECTRIC COMPANY, signed by Gilroy Foods, Inc. on July 17, 1985 and by PG&E on July 18, 1985 (the "First Amendment"); and

        C. Gilroy Foods, inc. assigned the Agreement, as amended by the First Amendment, to Seller; and

        D. The Agreement was amended by the SECOND AMENDMENT TO LONG-TERM ENERGY AND CAPACITY POWER PURCHASE AGREEMENT DATED DECEMBER 19, 1983, AS AMENDED JULY 18, 1985, signed by GEC and PG&E on June 9, 1986 (the "Second Amendment"); and

        E. The Agreement was amended by the THIRD AMENDMENT TO LONG-TERM ENERGY AND CAPACITY POWER PURCHASE AGREEMENT DATED DECEMBER 19, 1983, AS AMENDED JULY 18, 1985 AND JUNE 9, 1986, signed by GEC on July 20, 1988 and by PG&E on August 18, 1988 (the "Third Agreement"); and

        F. On April 5, 1989, Seller filed a complaint with the California Public Utilities Commission ("CPUC"), Case No. 89-04-004 (the "Complaint"), seeking relief from certain natural gas demand charges Seller may incur pursuant to PG&E's natural gas tariffs as a result of PG&E's scheduling of the Facility under the amended Agreement; and

        G. In Decision ("D.") 90-12-098, the CPUC found the Complaint without merit but ordered PG&E to negotiate and file an amendment to the Agreement whereby PG&E's ratepayers compensate Seller for demand charges incurred by Seller as a result of PG&E's scheduling of the Facility under the amended Agreement; and

        H. The parties have negotiated this Fourth Amendment in response to the CPUC's directive in D. 90-12-098; and

        I. PG&E and Seller have agreed that the Second Amendment shall terminate upon final CPUC approval of this Fourth Amendment; and

        J. The parties have negotiated this Fourth Amendment based on the information about the new natural gas regulatory framework and Seller's likely choice of natural gas transportation service available as of the signature dates of this Fourth Amendment. Should material changes in these facts make the Fourth Amendment inappropriate, the parties shall negotiate changes pursuant to the principles of D.90-12-098; and

        K. The parties have agreed that PG&E will annually provide Seller its written, non-binding estimate of whether PG&E will require the Facility to operate during the curtailable hours in the following natural gas year (August 1 through July 31); and

        L. The parties have agreed that Seller shall use such non-binding estimate to plan its probable natural gas requirements for the upcoming natural gas year and to contract for sufficient natural gas; and

        M. PG&E and Seller have agreed that PG&E will reimburse Seller for certain take-or-pay or use-or-pay surcharges which may be incurred by Seller under PG&E's natural gas tariffs as a direct result of PG&E's scheduling of the Facility under the amended Agreement; and

        N. To minimize the possibility of take-or-pay or use-or-pay surcharges being imposed, Seller shall contract for natural gas transportation service under the full require-ments option of PG&E's natural gas tariffs, if such option is available; and

        O. PG&E and Seller have agreed that PG&E will reimburse Seller for certain costs associated with purchases of incremental quantities of natural gas on short notice made as a direct result of PG&E's rescheduling of the Facility under the amended Agreement; and

        P. To minimize the likelihood that Seller will experience natural gas curtailments that may interfere with Seller's ability to operate the Facility according to the terms of this Fourth Amendment, Seller shall contract for natural gas transportation service under Service Level 2 and/or Service Level 3 of PG&E's natural gas tariffs; and

        Q. The parties have agreed that Seller's energy payment option shall change from Energy Payment Option 3 - Incremental Energy Rate to Energy Payment Option 1 - Forecasted Energy Prices, 100% published prices, provided that in no event shall Seller receive any payment adders associated with the determination of PG&E's published full short-run avoided operating cost; and

        R. The parties have negotiated a number of provisions intended to replace the Second Amendment's curtailment provisions with a simpler, more easily administered curtailment scheme; and

        S. PG&E and Seller have agreed to condition the effectiveness of this Fourth Amendment on a final, uncondi-tional and unappealable decision by the CPUC approving the reasonableness of the Fourth Amendment and unconditionally authorizing recovery in PG&E's rates of all payments made under the amended Agreement at the time the payments are made; and

        T. It is the intention of the parties to separately negotiate a mutually-agreeable interim agreement applicable to the period between May 1, 1991 and the date the CPUC approves the Fourth Amendment. Under this interim agreement, Seller will curtail the Facility six hours a night; and

        U. Upon CPUC approval of this Fourth Amendment, Seller shall request dismissal, with prejudice, of its application for rehearing of D. 90-12-098 and motion for leave to file augmented application, each dated January 25, 1991; and

        V. The parties have agreed that, upon CPUC approval, the Fourth Amendment shall remain in effect until December 31, 1998, which is the end of the fixed price period.

        NOW, THEREFORE, in consideration of the mutual promises and obligations stated herein, Seller and PG&E hereby agree as follows:

1.      TERMINATION OF THE SECOND AMENDMENT

        The Second Amendment shall terminate on the Final CPUC Approval Date, as defined in paragraph 13.1.

2.      CHANGES TO THE THIRD AMENDMENT

        2.1 For the term of amendment, delete paragraph 3 of the Third Amendment, regarding revised Incremental Energy Rate Band Widths.

        2.2 For the term of amendment, delete paragraph 4 of the Third Amendment, regarding revised Table B-3.

3.      DEFINITIONS

        3.1 All underlined terms shall have the meaning stated in Appendix A, Section A-1 DEFINITIONS, of the Agreement, except as expressly amended by this Fourth Amendment.

        3.2 For the term of agreement, amend the reference to PG&E at page 3, line 11, of the Agreement to read: "PACIFIC GAS AND ELECTRIC COMPANY ('PGandE' or 'PG&E')."

        3.3 For the term of amendment insert the following new term and its definition in Appendix A, Section A-1 DEFINITIONS, of the Agreement, at page A-3, line 3:

                        Curtailable hours - The time periods listed below during
                which Seller shall not operate the Facility unless instructed otherwise in the estimated schedule or by PG&E's Specific Operating Orders:

                        Period 1:  All hours.

                        Period 2: Six contiguous hours daily, scheduled by PG&E to include the hours of low demand on PG&E's system, including all of the super off-peak hours. In any event, the Facility shall be allowed to warm-start at least one hour prior to partial-peak hours in Period 2. Whenever the CPUC authorizes changes in the time periods listed in Table

                        B-4 of the interim Standard Offer No. 4 Power Purchase Agreement, PG&E may reschedule the Period 2 curtailable hours to coincide with changes in the occurrence of low demand on the PG&E system. To the extent consistent with the parties' intent that the curtailable hours coincide with PG&E's periods of low system demand, the new schedule shall follow the time periods authorized by the CPUC in Table B-4.

        3.4 For the term of amendment, insert the following new term and its definition in Appendix A, Section A-1 DEFINITIONS, of the Agreement, at page A-3, line 7:

                        Estimated schedule - Pursuant to Appendix J, the
                written, nonbinding estimate(s) given to Seller by PG&E each year by May 1 and updated by July 1 as to whether or not PG&E will instruct Seller to operate the Facility during the curtailable hours in the following 12-month period beginning August 1 and ending July 31 of the next calendar year.

        3.5 For the term of amendment, insert the following new terms and their definitions into Appendix A, Section A-1, Definitions, on page A-5, line 26:

                Period 1 - January 1 through April 30.

                Period 2 - May 1 through December 31.

        3.6 For the term of amendment, insert the following new terms and their definitions in Appendix A, Section A-1 DEFINITIONS, of the Agreement, at page A-6, line 19:

                        Specific operating orders - A communication issued by
                telephone by the designated PG&E switching center to Seller at its designated telephone number regarding operation of the Facility, in-cluding identification of the hours PG&E instructs Seller to operate the Facility.

                        Start-Up - Return of the Facility to operation,
                delivering 96 MW or more to PG&E, after being shut down pursuant to PG&E's scheduling of the Facility, excluding any starts following a forced outage.

        3.7 For the term of amendment, insert the following new term and its definition in Appendix A, Section A-1, DEFINITIONS, of the Agreement, at page A-7, line 6:

                        Term of amendment - The period that the Fourth Amendment
                will be in effect, as provided in paragraph 14 of the Fourth Amendment.

4.      Article 4 - ENERGY PRICE

        For the term of amendment, make the following changes to Article 4, ENERGY PRICE, of the Agreement:

        4.1 On page 6, line 14 of the Agreement, place an "X" on the blank space at the beginning of the line.

        4.2 Delete the sentence beginning on line 16 of page 6 and ending on line 3 on page 7. Replace it with the following:

                        During the fixed price period, Seller shall be paid for
                energy delivered to PG&E in accord with the following formula, adjusted to reflect the time period during which such energy is delivered:

                        Energy Price ($) = I x A

                Where:

                I  =    the "Incremental Energy Rate" component of PG&E's full
                        short run avoided operating costs; and

                A  =    the "Average UEG Rate" component, in $/MMBtu, of PG&E's
                        full short run avoided operating costs.

5.      NOTICES

        5.1     On page 12, line 26 delete:

                Pacific Gas and Electric Company
                Attention:  Vice President -
                  Electric Operations
                77 Beale Street
                San Francisco, CA 94106

Replace it with the following:

                Pacific Gas and Electric Company
                Attention:  Vice President - Power Generation
                245 Market Street, Room 316
                San Francisco, CA 94106

        5.2 Appendix A - General Terms and Conditions on page A-24, line 14 delete:

                Pacific Gas and Electric Company
                Attention:  Manager-Insurance Department
                77 Beale Street, Room E280
                San Francisco, CA 94106

Replace it with the following:

                Pacific Gas and Electric Company
                Attention:  Manager - QF Contracts Department
                77 Beale Street
                San Francisco, CA 94106

6.      Article 3 - Purchase of Power

        On page 6, line 8 of the Agreement, insert the following new paragraph:

                        (g) Seller shall operate the Facility in accordance with Appendix J for the term of amendment."

7.       Article 7 - Curtailment

         For the term of amendment, delete from the Agreement Article 7, beginning on page 11, line 22, and continuing to the end of line 3 on page 12, and Appendix C, pages C-1 to C-5.

8.       Article 11 - Terms and Conditions

         8.1 For the term of amendment, delete from Article 11 of the Agreement, page 13, line 17, the reference to "Appendix C - Curtailment Options."

         8.2 For the term of amendment, add the following phrase to Article 11 of the Agreement, page 13, line 23: "Appendix J - Scheduled Operation."

9.       Appendix A - General Terms and Conditions

         For the term of amendment, amend Appendix A, Section A-3.4 Operating Communications, of the Agreement, by adding the following sentence to the end of paragraph (2), page A-12, line 3:

                 During Period 1, Seller shall inform PG&E whenever the Facility is not available.

10.      Appendix E - Firm Capacity

         10.1 For the term of amendment, Appendix E, Section E-1, General, of the Agreement shall be amended by inserting the following new paragraph on line 17 of page E-2:

                          If PG&E's peak months (currently June, July and
                 August) are changed so that any portion of the peak months occur in Period 1, the parties shall use best efforts to negotiate a mutually agreeable method for Seller to satisfy minimum performance requirements and to determine the performance bonus factor.

        10.2 For the term of amendment, delete from Appendix E, Section E-5, Firm Capacity Payments, of the Agreement the language beginning on page E-6, line 9 and continuing through the end of line 3 on page E-9. Replace it with the following:

                Period 1.       The monthly payment for firm capacity delivered
        in Period 1 will be the product of the Period Price Factor (PPF), the firm capacity, the appropriate capacity loss adjustment factor from Table E-1 based on the Facility's interconnection voltage, the appropriate performance bonus factor, if any, from Table E-3, and the appropriate availability factor.

                Period 2.       The monthly payment for firm capacity delivered
        in Period 2 will be the product of the PPF, the Monthly Delivered Capacity (MDC), the appropriate capacity loss adjustment factor from Table E-1 based on the Facility's interconnection voltage, and the appropriate performance bonus factor, if any, from Table E-3, plus any allowable payment for outages due to scheduled maintenance. The firm capacity price for Period 2 shall be applied to meter readings taken during the separate times and periods as illustrated in Table B-4, Appendix B.

        The firm capacity payment is calculated as follows:

        (1) Determine the PPF. The PPF is determined by multiplying the firm capacity price by the following Allocation Factors(1):

- ----------------

(1) All allocation factors are subject to change by PG&E based on PG&E's marginal capacity cost allocation, as determined in general rate case proceedings before the CPUC. Seasonal Periods A and B are defined in Appendix C.

                Allocation          Firm              PPF
                              X     ----              =
                Factor              Capacity Price            ($/kw-month)
                                    --------------

Seasonal        .166275
Period A                            --------------            ------------

Seasonal        .0003917            --------------            ------------
Period B

                During Period 1, the Seasonal Period B allocation factor shall be increased by the following two adders: First, an adder of .017973 to reflect the value to PG&E of specific operating orders and second, an adder determined by the formula:


                                  .001589(A/B)

        Where:

        A = The "average UEG rate" component, in dollars per MMBtu, of PG&E's most recently published full short-run avoided operating costs; and

        B = 3.0837, which is the "average UEG rate" component, in $ per MMBtu, of PG&E's full short-run avoided operating costs for May 1991.

(2)     Determine the MDC.  The MDC is determined in the following manner:

        (A) Determine the Performance Factor (P), which is defined as the lesser of 1.0 or the following quantity:

                                     A
                        P = --------------------
                            C x (B-S) x (0.8(2))  (less than or equal to 1.0)

        Where:

        A = The total kilowatt-hours delivered during all on-peak and partial-peak hours in Period 2 excluding any energy associated with generation levels greater than the firm capacity;

        C =     Firm capacity in kilowatts;

        B = Total on-peak and partial-peak hours in Period 2 during the month; and

- ----------------

(2)     0.8 reflects a 20% allowance for forced outage.

        S = Total on-peak and partial-peak hours in Period 2 during the month Facility is out of service on scheduled maintenance.

        (B) Determine the Monthly Capacity Factor (MCF), which is computed using the following expression:

                                          M
                        MCF = P x (1.0 - ---)
                                          D

        Where:

        M = The number of hours (not to exceed 729.6 hours) in the month that the Facility is out of service on scheduled maintenance; and

        D =     729.6 hours.

        (C) Determine the MDC by multiplying the MCF by firm capacity in kilowatts (C):

                        MDC (kilowatts) = MCF x C

(3) Determine the Availability Factor. The Availability Factor is determined as follows:

        (A)     Determine the availability of the Facility during Period 1:

                        AV = 100 (H - T - SM) / (H-SM)

        Where:

        AV = The percent of the time the Facility is available to deliver energy as scheduled by PG&E during Period 1.

        H =     The number of hours in the month;

        T = The number of hours of the month, other than scheduled maintenance hours, when the Facility is not available to deliver energy as scheduled by PG&E pursuant to Appendix J; and

        SM = The number of hours of the month when the Facility is not available to deliver energy due to scheduled maintenance.

        (B)     Determine the Availability Factor (AF) as follows.

                AF is the lesser of 1 or the following quantity:
'

                             (AV) - 50)
                        AF = ---------- + 0.5  (less than or equal to 1.0)
                                 60

(4) Calculate the firm capacity payment. The monthly payment for firm capacity is then determined as follows:

For Period 1:

monthly    =    PPF  X  Firm      X  Capacity    X  Performance  X  AF
payment                 Capacity     Loss           Bonus
for firm                             Adjustment     Factor
capacity                             Factor

For Period 2:

monthly    =    PPF  X  MDC       X  Capacity    X  Performance
payment                              Loss           Bonus
for firm                             Adjustment     Factor
capacity                             Factor

                Furthermore, the payment for a month in which there is an outage for scheduled maintenance shall also include an amount equal to the product of the average hourly firm capacity payment for the most recent month in the same Seasonal Period (i.e., Seasonal Period A or Seasonal Period B) during which deliveries were made, multiplied by the number of hours of scheduled maintenance outage in the current month. For purposes of calculating the hourly firm capacity payment, the current month and the most recent month in the same seasonal period shall be considered to be of equal length; i.e., 729.6 hours (30.4 days, which is equal to one-twelfth of a 365-day year). Firm capacity payments will continue during scheduled maintenance outage periods, provided the provisions of Section E-3 are met.

11.     APPENDIX J - SCHEDULED OPERATION

        For the term of amendment, insert the following new Appendix J into the
Agreement:

                                   APPENDIX J
                              SCHEDULED OPERATION

        J-1     OPERATING SCHEDULE

                1.1 By May 1 of each year, PG&E will provide Seller its written, nonbinding estimate of whether or not it will instruct Seller to operate the Facility during the curtailable hours in the following natural gas year (beginning August 1 and continuing through July 31 of the following calendar year). PG&E will update this estimate, if necessary, by July 1. (Collectively, the May 1 and July 1 notices are the estimated schedule). If PG&E intends to instruct Seller to operate the Facility during curtailable hours, the estimated schedule will include a nonbinding schedule of operation. Seller shall use the estimated schedule to plan its probable natural gas requirements for the upcoming year and shall contract for sufficient natural gas to operate the Facility in accord with such estimated schedule.

                1.2 Seller shall operate the Facility in accord with the applicable estimated schedule and the provisions of this Agreement, except as otherwise directed by PG&E's specific operating orders.

                1.3 Specific Operating Orders. PG&E may revise the estimated schedule by giving Seller Specific Operating Orders in accord with this paragraph 3.3.

                        1.3.1 During Period 1, PG&E may issue specific operating orders at least 72 hours in advance of any period for which PG&E desires to change the estimated schedule. If PG&E is ordering the Facility to operate, PG&E shall specify (i) the scheduled on-line time; and (ii) the duration of the period for which the Facility shall be on-line. PG&E shall require deliveries of energy from the Facility for a minimum of 6 hours after each start-up. PG&E agrees not to require the Facility to start-up more than seven times in any one calendar week during Period 1.

                        1.3.2 During Period 2, PG&E may issue specific operating orders no later than 1600 hours on the day preceding the day to which the specific operating orders apply.

                        1.3.3 During both Period 1 and Period 2, PG&E may change a specific operating order by giving notice to Seller at least ten hours in advance in the case of a cold start and four hours in advance in the case of a warm start. For purposes of this paragraph, a "warm start" of the Facility is any start-up of the Facility within twelve hours of the last shutdown of the Facility, and a "cold start" is any start-up of the Facility more than twelve hours after the last shutdown of the Facility.

                1.4 If PG&E experiences an emergency on its electrical system, Seller shall use best efforts to come on-line as soon as practical if called to do so by PG&E.

                1.5 If, at any time during Period 2, Seller's back-up boiler is not capable of supplying steam to the Gilroy Foods process ("boiler outage"), Seller shall advice PG&E. Seller shall have no obligation to reduce its electrical generation during a boiler outage, provided Seller uses its best efforts to correct the condition causing such incapability in a timely manner. Seller shall be paid for energy delivered to PG&E during Period 2 curtailable hours as a result of boiler outage at prices equal to 90% of the price of PG&E's available alternate source. Such price shall apply until Seller notifies PG&E that the boiler outage has ended.

                1.6 Each calendar year, PG&E and Seller shall confer as early as practicable concerning maintenance schedules, output scheduling and any other matters affecting the Facility. In all events, Seller shall provide its input to

                        PG&E concerning such matters no later than March 31 each year. By May 1 each year, PG&E shall, after due consideration of Seller's input, deliver a written maintenance schedule for both annual overhaul and other periodic overhauls, to be scheduled during the upcoming December 1 through March 31 period.

                        1.6.1 If, after the maintenance schedule has been delivered, in either Party's reasonable judgment conditions change such that a change in the maintenance schedule is warranted, such Party shall deliver written notice thereof to the other Party, specifying with particularity the circumstances warranting a change in the schedule and the change requested. The maintenance schedule for Period 1 shall be changed if the responding Party consents, which consent shall not be unreasonably withheld.

        J-2     START-UP PAYMENT

                2.1 PG&E shall pay Seller for start-ups during Period 1 in accord with the following formula:

                                        $3833   (N)  (A/B)

                Where:

                N   =   the number of start-ups during the billing period;

                A   =   the "average UEG rate" component, in dollars per MMBtu,
                        of PG&E's most recently published full short-run avoided operating costs; and

                B   =   3.0837, which is the "average UEG rate" component, in
                        dollars per MMBtu, of PG&E's full short-run avoided operating costs for May 1991.

                2.2 PG&E and Seller agree that Seller's failure to operate the Facility as specified in the estimated schedule and/or PG&E's specific operating orders, will damage PG&E and that it would be extremely difficult to fix the actual damages resulting from such noncompliance. Accordingly, PG&E and Seller agree that PG&E shall deduct $5,000 as liquidated damages from PG&E's payment to Seller for each noncompliance, up to a maximum of $15,000 per calendar week. For purposes of this paragraph, a "calendar week" begins at 0001 hours on Sunday, and a continuing non-compliance shall be considered a new event of noncompliance every 24 hours.

        J-3     NATURAL GAS COSTS

                3.1 PG&E shall reimburse Seller for certain natural gas penalties, surcharges, and extraordinary costs incurred by Seller under the terms described in this section. This section assumes that Seller will receive natural gas transportation service from PG&E pursuant to the PG&E tariffs currently anticipated to be in place as of August 1, 1991 and that Seller will receive natural gas under a PG&E transportation rate schedule that requires a contract commitment with subsequent penalties of greater than one month (currently Service Level 2 or 3). Should either or both of these assumptions provide incorrect, the parties shall negotiate appropriate amendments to this section.

                3.2 Surcharges And Penalties. If PG&E issues Specific Operating Orders which require the Facility to operate a different number of hours than specified in the estimated schedule, and, as a direct result of complying with such orders, Seller incurs annual take-or-pay or use-or-pay surcharges or overbalance or underbalance penalties (collectively, "surcharges or penalties") pursuant to PG&E's natural gas tariffs, Seller shall submit an invoice to PG&E's Power Generation Department. A copy of the billing notice from PG&E shall be attached to Seller's invoice. Upon verification, and subject to the following conditions, PG&E shall make a single, lump-sum payment to Seller in an amount equal to the amount of such surcharge or penalty within 45 days from the date of receipt of Seller's invoice.

                        3.2.1 PG&E shall not be responsible for natural gas surcharges or penalties incurred by Seller (a) if they do not directly result from Seller's compliance with PG&E's Specific Operating Orders, (b) if PG&E's Specific Operating Orders have required the Facility to operate during Period 1 for a number of hours equal to or greater than 75 percent of the hours specified for Period 1 in the applicable estimated schedule, or (c) to the extent that Seller has not used its best efforts to eliminate imbalance penalties pursuant to the excess imbalance trading provisions of PG&E's tariff Schedule G-BAL.

                        3.2.2 Seller remains responsible for timely payment to PG&E of all natural gas surcharges and penalties.

                3.3 Incremental Purchases on Short Notice. From time to time, it may be necessary for Seller to purchase incremental quantities of natural gas on short notice in order to comply with PG&E's Specific Operating Orders. This situation potentially may occur when the Specific Operating Orders require the Facility to operate for a greater number of hours than specified in the applicable estimated schedule. PG&E shall compensate Seller for such incremental purchases to the extent that the incremental commodity costs incurred by Seller exceed the "average UEG rate" component of PG&E's full short-run avoided operating cost as of the date of the applicable incremental purchase, as follows:

                        3.3.1 When PG&E issues Specific Operating Orders, the PG&E dispatcher shall state the estimated length of time the Facility will be required to generate. The dispatcher shall also specify the maximum natural gas price acceptable to PG&E. Within 12 hours of receiving such Specific Operating Orders, Seller shall notify PG&E's dispatcher of the price at which Seller can ob-tain natural gas. The PG&E dispatcher will then either confirm or rescind the Specific Operating Order.

                        3.3.2 Seller shall make reasonable efforts to obtain incremental quantities of natural gas at the lowest available price.

                        3.3.3 PG&E shall not be responsible for the cost of incremental quantities of natural gas purchased by Seller which (a) are not necessary to enable Seller to comply with PG&E's Specific Operating Orders; or (b) are purchased because Seller failed to sign supply contracts of at least one year in duration for sufficient natural gas to cover its probable needs pursuant to the applicable estimated schedule; or (c) are not purchased in accord with the provisions of this paragraph 3.3.

                        3.3.4 Seller shall invoice PG&E's Vice President - Power Generation on a monthly basis for incremental quantities of natural gas purchased by Seller in accord with this section. Seller shall include documentation acceptable to PG&E of the volume and cost of such natural gas.

                        3.3.5 Seller shall maintain, preserve and make available for inspection, audit and reproduction, for a period of at least 60 months following the submission of each invoice to PG&E, all Seller's records used in determining the volume and cost of incremental quantities of natural gas for which Seller seeks payment from PG&E. PG&E and/or its consultant may audit Seller's records to verify the accuracy of Seller's invoices. If PG&E inspects, audits, or requires Seller to reproduce such records, PG&E shall protect from disclosure such records which are clearly marked as confidential with the same degree of care it uses to protect its own confidential information. Provided, however, that PG&E may disclose Seller's confidential information if required by law or if ordered or requested to do so by a governmental agency, the CPUC, CPUC staff (including the Division of Ratepayer Advocates), or the California Energy Commission.

                3.4 Within 30 days of PG&E's notice of the final CPUC Approval Date pursuant to paragraph 13.1, Seller shall pay PG&E all outstanding natural gas demand charges related to complaint No. 89-04-004 in the amount of $1,231,649.94.

12.     NATURAL GAS TRANSPORTATION

        For the term of amendment, Seller shall contract for natural gas transportation service under Service Level 2 and/or Service Level 3, full requirements option (if available) of PG&E's natural gas tariffs.

13.     REGULATORY REVIEW

        13.1 This Fourth Amendment is conditioned upon and shall not be effective until (a) the CPUC issues a decision that in terms satisfactory to PG&E approves the reasonableness of the Fourth Amendment and the Agreement as so amended, and unconditionally authorizes full recovery in PG&E's rates of all payments made under the Fourth Amendment and Agreement as so amended at the time the payments are made; and (b) such CPUC decision becomes final, unconditional and unappealable (including exhaustion of all administrative and judicial appeals or remedies and time periods thereof)

("Final CPUC Approval Date"). PG&E shall inform Seller of the Final CPUC Approval Date.

         13.2 PG&E and Seller shall use their best efforts to support the reasonableness of the Fourth Amendment, and the Agreement as amended, before any government authority of competent jurisdiction in a proceeding involving a review of the Fourth Amendment or the Agreement for purposes of allowance or disallowance in rates charged by PG&E. Each party shall bear its own costs and expenses associated with seeking such approval.

         13.3 Upon Commission approval of the Fourth Amendment as described above, Seller shall immediately request that the Commission dismiss with prejudice the following. Such dismissal shall be as to Seller and not necessarily as to BAF Energy, the joint applicant.

                 Application For Rehearing Of D.90-12-098 Of Gilroy Energy Company and BAF Energy, dated January 25, 1991; and

                 Motion For Leave to File Augmented Application Upon Further Action By the Commission. Or, In The Alternative To File Amended Application Upon Five Days Notice.

14.      TERM OF AMENDMENT

         This Fourth Amendment shall be binding upon execution by the authorized representatives of PG&E and Seller. It shall be effective on the final CPUC Approval Date pursuant to paragraph 13.1, and remain in effect until December 31, 1998. However, the amendments contained in paragraphs 3.2,

22 and 23 of this Fourth Amendment shall survive such termination and remain in effect for the term of agreement.

15.     MUTUAL RELEASE OF CLAIMS AND DEFENSES

        15.1 Release by Seller. In consideration of the promises set forth in this Fourth Amendment, Seller, its affiliates, heirs, transferees, successors, assigns, officers, directors, shareholders, agents, employees, representatives, and attorneys hereby release and forever discharge PG&E, and its affiliates, heirs, transferees, successors, assigns, officers, directors, shareholders, agents, employees, representatives, and attorneys of and from any and all claims, demands, actions or causes of action, known or unknown, arising out of or in any way connected with or resulting from the matters alleged in Seller's Complaint.

        15.2 Release by PG&E. In consideration of the promises set forth in this Fourth Amendment, PG&E, its affiliates, heirs, transferees, successors, assigns, officers, directors, shareholders, agents, employees, representatives, and attorneys hereby release and forever discharge Seller, and its affiliates, heirs, transferees, successors, assigns, officers, directors, shareholders, agents, employees, representatives, and attorneys of and from any and all claims, demands, actions or causes of action, known or unknown, arising out of or in any way connected with or resulting from the matters alleged in PG&E's Answer.

        15.3 This is a full and final release applying to all claims alleged in or which could have been alleged in the Complaint and the Answer. Seller and PG&E each waive any and all rights or benefits which it may now have, or in the future may have, under the terms of section 1542 of the Civil Code of the State of California, which provides:

                A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

PG&E and Seller each being aware of the significance and legal effect of section 1542, hereby each expressly waives any and all rights and benefits either party may have under section 1542 or under any other statute or common law principle of similar effect.

        15.4 Each party agrees that it will not, directly or indirectly, commence or maintain in any manner whatsoever any lawsuit, regulatory proceeding, action, or any other proceeding in law, equity, or otherwise, which in any way arises of or is related, directly or indirectly, to the mutual releases set forth herein or which seeks to rescind, terminate, or invalidate these mutual releases, in whole or in part, for any reason whatsoever; provided, however, that either party may bring an action to enforce its respective rights pursuant to these mutual releases.

        15.5 These mutual releases and the Fourth Amendment represent a compromise of disputed claims, and are not intended to be nor shall they ever, for any purpose, be considered evidence of or an admission by any party of any liability or fault whatsoever.

16.     EFFECT ON AGREEMENT

        Except as expressly modified by this Fourth Amendment, the provisions of the Agreement, as modified by the First and Third Amendments, shall remain unchanged.

17.     ENTIRE AGREEMENT

        This Fourth Amendment constitutes the entire agreement of the parties with respect to the subject-matter hereof and supersedes any and all prior negotiations, correspondence, understandings and agreements between the parties respecting the subject-matter of this Fourth Amendment.

18.     MODIFICATION

        This Fourth Amendment may be further amended or modified only by a written instrument signed by the parties hereto.

19.     CAPTIONS

        Captions are included herein for ease of reference only. The captions are not intended to affect the meaning of the contents or scope of this Fourth Amendment.

20.     CHOICE OF LAWS

        This Fourth Amendment shall be construed and interpreted in accordance with the laws of the State of Califor-nia, excluding any choice of law rules that may direct the application of the laws of another jurisdiction.

21.     NON-WAIVER

        No term or provision hereof shall be deemed waived and no breach excused unless such waiver or consent is in writing and signed by the party claimed to have so waived or consented.

22.     NOTICES

        For the term of agreement, amend Article 9, NOTICES, at page 12, line 23, of the Agreement to change the title of PG&E's notice addressee to "Vice President - Power Generation."

23. For the term of agreement, delete from the Agreement Table B-4 in Appendix B, page B-19. Replace it with Table B-4, attached hereto and incorporated herein by this reference.

24.     INTERPRETATION

        This Fourth Amendment is the result of negotiation. Moreover, each party has reviewed this Amendment, and has had full and adequate opportunity to obtain legal advice regarding this Amendment from the legal counsel of its choice. Accordingly, the rule of construction in Civil Code Section 1654 to the effect that any ambiguity shall be resolved against the drafting party shall not be employed against either party in the interpretation of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their authorized representatives as of the last signature date set forth below:


GILROY ENERGY COMPANY                    PACIFIC GAS AND ELECTRIC COMPANY

BY:  /s/ ROBERT P. KRAEMER               BY:  /s/ ROBERT J. HAYWOOD
    ------------------------------           ------------------------------

NAME: ROBERT P. KRAEMER                  NAME:  ROBERT J. HAYWOOD
      ----------------------------              ---------------------------

TITLE: PRESIDENT                         TITLE: Vice President,
       ---------------------------              Power Planning and Contracts
                                                ---------------------------
DATE                                     DATE
SIGNED:  6-5-91                          SIGNED:  6-6-91
         -------------------------                --------------------------

BY:  /s/ GEORGE PENDERGAST
    ------------------------------

NAME:  GEORGE PENDERGAST
       ---------------------------

TITLE: Secretary
       ---------------------------
DATE
SIGNED:  6-5-91
       ---------------------------

NOTICE ADDRESSES:

Attn:  George Pendergast                 Attn:  Manager, QF Contracts
       1350 Pacheco Pass Highway                77 Beale Street
       Gilroy, CA 95021-0335                    23rd Floor
                                                San Francisco, CA 94106

                                   TABLE B-4

                                  TIME PERIODS

                                 Monday          Saturdays,
                                 through          Sundays,
                                Friday(2)       and Holidays
                                ---------       ------------
Seasonal Period A
(May 1 through October 31)

    Peak                        Noon            None
                                to
                                6:00 p.m.

    Partial-Peak                8:30 a.m.       None
                                to
                                noon

                                6:00 p.m.
                                    to
                                9:30 p.m.

    Off-Peak                    9:30 p.m.
                                to
                                1:00 a.m.

                                5:00 a.m.       5:00 a.m.
                                to              to
                                8:30 a.m.       1:00 a.m.

    Super Off-Peak              1:00 a.m.       1:00 a.m.
                                to              to
                                5:00 a.m.       5:00 a.m.

Seasonal Period B
(November 1 through April 30)

    Partial-Peak                8:30 a.m.       None
                                to
                                9:30 p.m.

    Off-Peak                    9:30 p.m.
                                to
                                1:00 a.m.

                                5:00 a.m.       5:00 a.m.
                                to              to
                                8:30 a.m.       1:00 a.m.

    Super Off-Peak              1:00 a.m.       1:00 a.m.
                                to              to
                                5:00 a.m.       5:00 a.m.

- ---------------

(1) This table is subject to change to accord with the peak, partial-peak, off-peak, and super peak periods as defined by CPUC Decision.

(2) Except the following holidays: New Year's Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Veteran's Day, Thanksgiving Day, and Christmas Day, as specified in Public Law 90-363 (5 U.S.C.A. Section 6103(a)).

                                  AMENDMENT #5

                       1995 PAY FOR CURTAILMENT AGREEMENT

                  GILROY ENERGY COMPANY (PG&E Log No. 08C002)


        THIS AGREEMENT is by and between GILROY ENERGY COMPANY ("Seller" or "GEC"), a California limited partnership, and PACIFIC GAS AND ELECTRIC COMPANY ("PG&E"), a California corporation. PG&E and Seller are sometimes referred to herein individually as "Party" and collectively as the "Parties."

RECITALS

        A. There is a Long-Term Energy and Capacity Power Purchase Agreement between Seller and PG&E (the "PPA"), signed by PG&E on December 19, 1983, and by both Gilroy Foods, Inc. and Pacific Thermonetics, Inc. on December 19, 1983, for the 130 MW natural gas-fueled cogeneration facility (PG&E Log No. 08C002) located at Gilroy Foods, Inc., Pacheco Pass Highway, Gilroy, California (the "Facility"); and

        B. The PPA has been amended by the First Amendment signed by PG&E on July 18, 1985, and by Gilroy Foods, Inc. on July 17, 1985; wherein Pacific Thermonetics, Inc. was removed as a party to the PPA; and

        C. The PPA has been amended by the Second Amendment signed by PG&E on June 9, 1986, and GEC on June 9, 1986 which provided PG&E operating flexibility in exchange for a modified price arrangement; and

        D. The PPA has been amended by the Third Amendment signed by PG&E on August 18, 1988, and GEC on June 20, 1988; and

        E. The PPA has been amended by the Fourth Amendment signed by PG&E on June 9, 1991, and GEC on June 5, 1995, which provided for changes in the operation flexibility of the Facility (the "Fourth Amendment"); and

        F. The Facility began initial energy deliveries under the PPA on September 18, 1987, and has since regularly produced energy and capacity for sale to PG&E under the PPA, and

        G. The Firm Capacity Availability Date (as defined in the PPA) occurred on February 16, 1988; and

        H. The Parties have agreed that it will be to their mutual benefit to expand the shut down periods under the existing terms of the PPA, which currently directs GEC to shutdown 6 hours each day during the months of May and June. The Parties have agreed that the Facility shall shut down a total of eight and one-half hours each week day, and twenty-four hours on each weekend-day and holiday, in exchange for a curtailment payment calculated in accordance with this Curtailment Agreement.


                                   AGREEMENT

        THEREFORE, in consideration of the mutual covenants in this Agreement, the Parties agree as follows:

1.      DEFINITIONS

        Whenever used in this Agreement, the following terms shall have the following meanings:

        1.1 Curtailment Period: All hours between 0001 hours May 1, 1995 and 2400 hours June 30, 1995.

        1.2     kW:  Kilowatts.

        1.3     kWh:  Kilowatt hours.

        1.4 Scheduled Maintenance: an outage to perform maintenance on the Facility that is scheduled in advance, is of a predetermined duration, and meets the PPA requirements for Scheduled Maintenance, including annual hour limits and notice requirements. These requirements are specified in the PPA in Section E-3, Appendix E.

        2.      CURTAILMENT

        2.1 During the Curtailment Period, Seller shall cease deliveries of energy and capacity to PG&E (i) between the hours of 9:30 p.m. through 6:00 a.m. Monday through Friday (44 days), and (ii) for 24 hours, on Saturday, Sunday and Memorial Day (17 days). GEC shall be allowed up to six (6) hours each Monday morning and the Tuesday morning after Memorial Day to reach full capacity and any such hours of "ramp up" time shall be excluded from the firm capacity calculation.

        2.2     Curtailment Termination

                Either Party may terminate this Agreement at any time by giving written notice to the other party. PG&E shall, however, have no right to terminate this Agreement after June 5, 1995. In the event that curtailment is canceled by either Party, GEC shall immediately resume the curtailment schedule previously specified by PG&E pursuant to the PPA: 6 hours curtailment every night from midnight to 6 am, through June 30, 1995.

        3.      CURTAILMENT PAYMENTS

        3.1 PG&E agrees to pay GEC, each month, a lump sum payment of $125,000, for a total of $250,000 for May and June, 1995. This lump payment is intended to partially cover GEC's costs to: (i) startup its Facility during this Curtailment Period; and, (ii) offset its gas purchasing fees associated with this Curtailment Period. This payment is due to Gilroy when the monthly purchased power statement for the applicable month (May and June) is due to Gilroy per Section A.4 of Appendix A of the PPA.

        3.2 During the "ramp down" of the Facility, PG&E shall pay GEC PPA prices for any deliveries received after 9:30 pm each week night for up to one-half hour. Zero payments will be made for any deliveries after 10:00 pm.

        3.3 If GEC's back-up boiler is not capable of supplying steam to the Gilroy Foods plant, the provisions of Appendix J, Section J-1, paragraph
1.5 of the Fourth Amendment shall apply between the hours of midnight and 6 am. During the other hours that the facility is operating because of back-up boiler problems, GEC shall receive full PPA prices. However, the lump sum payment for that month pursuant to paragraph 3.1 above shall be prorated on an hourly basis as specified in this paragraph and GEC shall be paid only for those hours in which it actually curtailed deliveries. The monthly payment shall be prorated over the following hours (i) 9:30 pm through 11:59 pm, Monday through Friday, and 6 am through 11:59 pm Saturday, Sunday and Memorial Day.

        3.4 If this Agreement is terminated early pursuant to Section 2.1 above, the lump sum payment shall be prorated on an hourly as described in
Section 3.3 above.

        3.5 In addition, GEC shall be allowed to operate 24 hours a day from September 1, 1995 through November 30, 1995, at prices already covered by the PPA and the provisions of Appendix J-1, paragraph 1.3, Specific Operating Orders of the fourth Amendment shall not apply to this schedule. However, in the event of an early termination of this Agreement, GEC shall be allowed to operate 24 hours a day: (i) for the entire month of November 1995 only, if this Agreement is effective for at least one week; (ii) for the entire months of October and November 1995 only, if this Agreement is effective for at least five weeks; and,
(iii) for the entire months of September, October and November only if this Curtailment Period has run its full course through the end of June 1995. In the event GEC operates its Facility under the provisions of Section 3.3 above, up to one week of such operation shall be disregarded in determining whether the requirements of paragraph 3.5 (iii) have been met.

        4.      MISCELLANEOUS

        4.1     Entire Agreement

                This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties respecting the subject matter of this Agreement.

        4.2     Modification of Agreement

                This Agreement may be modified or amended only by a written instrument signed by the authorized representatives of both Parties.

        4.3     Captions

                Captions are included herein for ease of reference only. The captions are not intended to affect the meaning of the contents of scope of this Agreement.

        4.4     Interpretation

                No provision of this Agreement shall be interpreted for or against PG&E or Seller because PG&E, Seller or their respective attorneys drafted the particular provision.

        4.5     Jurisdiction

                This Agreement shall be construed and interpreted in accord with the laws of the State of California, excluding any choice of law rules that may direct the application of the laws of another jurisdiction.

        4.6     Waiver

                No term or provision herein shall be deemed waived and no breach excused unless such waiver or consent is in writing and signed by the Party claimed to have so waived or excused.

        4.7     Notices

                All notices under this Agreement shall be addressed as follows.

        To PG&E:
        Mr. Marc L. Renson
        Power Contracts Department, B13E
        Pacific Gas and Electric Company
        P.O. Box 770000
        San Francisco, CA 94177

        To Seller:

        Mr. David Pearson

        Gilroy Energy Company, Inc.

        1350 Pacheco Pass Highway

        Gilroy, CA 95021-0335



        IN WITNESS WHEREOF, Seller and PG&E have caused this Agreement to be executed by their authorized representatives.


PACIFIC GAS AND ELECTRIC                GILROY ENERGY CORPORATION,
COMPANY, a California corporation       a California limited partnership
                                        ------------------------------------

- ------------------------------------    ------------------------------------
By                                      By

- ------------------------------------    ------------------------------------
Name                                    Name

- ------------------------------------    ------------------------------------
Title                                   Title

- ------------------------------------    ------------------------------------
Date of Signature                       Date of Signature

                                                                        DRAFT

                       1995 PAY FOR CURTAILMENT AGREEMENT

                  GILROY ENERGY COMPANY (PG&E Log No. 08C002)


        THIS AGREEMENT is by and between GILROY ENERGY COMPANY ("Seller" or "GEC"), a California limited partnership, and PACIFIC GAS AND ELECTRIC COMPANY ("PG&E"), a California corporation. PG&E and Seller are sometimes referred to herein individually as "Party" and collectively as the "Parties."

RECITALS

        A. There is a Long-Term Energy and Capacity Power Purchase Agreement between Seller and PG&E (the "PPA"), signed by PG&E on December 19, 1983, and by both Gilroy Foods, Inc. and Pacific Thermonetics, Inc. on December 19, 1983, for the 130 MW natural gas-fueled cogeneration facility (PG&E Log No. 08C002) located at Gilroy Foods, Inc., Pacheco Pass Highway, Gilroy, California (the "Facility"); and

        B. The PPA has been amended by the First Amendment signed by PG&E on July 18, 1985, and by Gilroy Foods, Inc. on July 17, 1985; wherein Pacific Thermonetics, Inc. was removed as a party to the PPA; and

        C. The PPA has been amended by the Second Amendment signed by PG&E on June 9, 1986, and GEC on June 9, 1986 which provided PG&E operating flexibility in exchange for a modified pricing arrangement; and



                                  Page 1 of 6
                                 April 25, 1995

                                                                        DRAFT

        D. The PPA has been amended by the Third Amendment signed by PG&E on August 18, 1988, and GEC on June 20, 1988 which provides that the physical limitation of GEC's interconnection facilities was increased; and

        E. The PPA has been amended by the Fourth Amendment signed by PG&E on June 9, 1991, and GEC on June 5, 1991, which provided for changes in the operation flexibility of the Facility; and

        F. The Facility began initial energy deliveries under the PPA on September 18, 1987, and has since regularly produced energy and capacity for sale to PG&E under the PPA, and

        G. The Firm Capacity Availability Date (as defined in the PPA) occurred on February 16, 1988; and

        H. The Parties have agreed that it will be to their mutual benefit to expand the shut down periods under the existing terms of the PPA, which currently directs GEC to shutdown 6 hours each day during the months of May and June. The Parties have agreed that the Facility shall shut down a total of eight and one-half hours each week day, and twenty-four hours on each weekend-day and holiday, in exchange for a curtailment payment calculated in accordance with this Curtailment Agreement.


                                   AGREEMENT

        THEREFORE, in consideration of the mutual covenants in this Agreement, the Parties agree as follows:

1.      DEFINITIONS

        Whenever used in this Agreement, the following terms shall have the following meanings:



                                  Page 2 of 6
                                 April 25, 1995

         1.1 Curtailment Period: All hours between 0001 hours May 1, 1995 and 2400 hours June 30, 1995.

         1.2    kW:   Kilowatts

         1.3    kWh:  Kilowatt hours

         1.4 Scheduled Maintenance: an outage to perform maintenance on the Facility that is scheduled in advance, is of a predetermined duration and meets the PPA requirements for Scheduled Maintenance, including annual hour limits and notice requirements. These requirements are specified in the PPA in Section E-3, Appendix E.

         2.      CURTAILMENT

         2.1 During the Curtailment Period, Seller shall cease deliveries of energy and capacity to PG&E (i) between the hours of 9:30 p.m. through 6:00 a.m. Monday through Friday (44 days), and (ii) for 24 hours, on Saturday, Sunday and Memorial Day (17 days). GEC shall be allowed up to six (6) hours each Monday morning (Tuesday morning after Memorial Day) to reach full capacity and GEC;s "ramp up" time shall be excluded from the firm capacity calculation and, if applicable, the firm capacity bonus factor calculation.

         2.2     Curtailment Termination

                 Either Party may terminate this Agreement at any time by giving written notice to the other party. In the event that curtailment is canceled by either Party, GEC will revert to operating its Facility 18 hours through the end of June 1995.

         3.      CURTAILMENT PAYMENTS

         3.1 PG&E agrees to pay GEC, each month, a lump sum payment of $125,000 for a total of $250,000 for May and June. This lump payment shall cover GEC's costs to: (i) startup its Facility during this Curtailment Period; and (ii) offset its gas purchasing fees associated with this Curtailment Period. Should PG&E consider obtaining additional curtailment beyond that covered in this Agreement, the provisions listed in Amendment 4 to the PPA for startup notification and charges for excessive costs incurred for gas purchases would apply.



                                  Page 3 of 6
                                 April 25, 1995

        3.2 During the "ramp down" of the Facility, PG&E shall pay GEC the monthly alternate price for any deliveries received after 9:30 pm each week night for up to one hour (10:30 pm). Zero payments will be made for deliveries after 10:30 pm on week nights.

        3.3 GEC shall be allowed to operate its Facility at contract prices in the event of an auxiliary boiler equipment failure so that it may provide supply process steam to the Gilroy Foods plant. However in those instances, the lump sum payment for that month shall be prorated on an hourly basis and GEC shall be paid only for those hours in which it actually curtailed additional deliveries (i.e., beyond the 6 hours already provided for under the PPA.

        3.4 If this Agreement is terminated early pursuant to Section 2.1 above, the lump sum payment shall be prorated on an hourly basis and GEC shall be paid only for those hours in which it actually curtailed additional deliveries (i.e., beyond the 6 hours already provided for under the PPA). This payment is due to Gilroy when the monthly purchased power statement for the applicable month (May and June) is due to Gilroy per Section A.4 of Appendix A of the PPA.

        3.5 In addition, GEC shall be allowed to operate 24 hours a day from September 1, 1995 through November 30, 1995, at prices already covered by the PPA. In the event of an early termination of this Agreement, GEC shall be allowed to operate 24 hours a day: (i) for the entire month of November 1995 if this Agreement is effective for at least one week; (ii) for the entire months of October and November 1995 if this Agreement is effective for at least five weeks; and (iii) for the entire months of September, October and November only if this Curtailment Period has run its full course through the end of June
1995. Periods covered under Section 3.3 above shall be excused if they do not exceed a week's worth of operation.

        4.      MISCELLANEOUS

        4.1     Effect on PPA

                This Agreement does not modify or amend the terms of the PPA or any other agreement between the Parties.

        4.2     Entire Agreement

                                  Page 4 of 6
                                 April 25, 1995

                                                                        DRAFT

                This Agreement constitutes the entire agreement of the parties with respect to the subject-matter hereof and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties respecting the subject-matter of this Agreement.

        4.3     Modification of Agreement

                This Agreement may be modified or amended only by a written instrument signed by the authorized representatives of both Parties.

        4.4     Captions

                Captions are included herein for ease of reference only. The captions are not intended to affect the meaning of the contents or scope of this Agreement.

        4.5     Interpretation

                No provision of this Agreement shall be interpreted for or against PG&E or Seller because PG&E, Seller or their respective attorneys drafted the particular provision.

        4.6     Jurisdiction

                This Agreement shall be construed and interpreted in accord with the laws of the State of California, excluding any choice of law rules that may direct the application of the laws of another jurisdiction.

        4.7     Waiver

                No term or provision herein shall be deemed waived and no breach excused unless such waiver or consent is in writing and signed by the Party claimed to have so waived or excused.

        4.8     Notices

                All notices under this Agreement shall be addressed as follows.

        To PG&E:
        Mr. Marc L. Renson
        Power Contracts Department, B13E
        Pacific Gas and Electric Company
        P.O. Box 770000
        San Francisco, CA 94177



                                  Page 5 of 6
                                 April 25, 1995

                                                                        DRAFT

        To Seller:

        Mr. David Pearson

        Gilroy Energy Company, Inc.

        1350 Pacheco Pass Highway

        Gilroy, CA 95021-0335



        IN WITNESS WHEREOF, Seller and PG&E have caused this Agreement to be executed by their authorized representatives.


PACIFIC GAS AND ELECTRIC                GILROY ENERGY CORPORATION,
COMPANY, a California corporation       a California limited partnership
                                        ------------------------------------

- ------------------------------------    ------------------------------------
By                                      By

- ------------------------------------    ------------------------------------
Name                                    Name

- ------------------------------------    ------------------------------------
Title                                   Title

- ------------------------------------    ------------------------------------
Date of Signature                       Date of Signature





                                  Page 6 of 6
                                 April 25, 1995